UNITED STATES
	Securities and Exchange Commission
	    Washington, D.C.  20549

		FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
          INVESTMENT COMPANIES

Investment Company Act file number 811-6477

SM&R Investments, Inc.
P.O. Box 58969
Houston, TX  77258-8969

Securities Management and Research, Inc.
P.O. Box 58969
Houston, TX 77258-8969
(800) 231-4639

Fiscal year end:  August 31

Reporting period:  August 31, 2005


Item 1  Report to Shareholders

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[SM&R MUTUAL FUNDS LOGO]

TWO THOUSAND AND FIVE
ANNUAL REPORT

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FOR THE FISCAL YEAR ENDING AUGUST 31

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2005 ANNUAL REPORT

SECURITIES MANAGEMENT AND RESEARCH, INC.

INVESTING WISDOM

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The report contained herein is included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current prospectus. ALL INVESTORS ARE ADVISED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANIES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANIES. YOU SHOULD READ IT CAREFULLY BEFORE INVESTING.

The investment advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the investment advisor uses in fulfilling this responsibility is included in the Funds' Statement of Additional Information and is available without charge, upon request, by calling 1-800-231-4639. The policies and procedures are also available on the Securities and Exchange Commission's website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-800-231-4639 and is also available on the SEC's website at http://www.sec.gov.

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SECURITIES MANAGEMENT AND RESEARCH, INC.
2005

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GETTING THERE: A PRACTICAL APPROACH

MOST INVESTORS envision a time in their lives where they reach a level of financial independence. A time where they can place their particular interests or hobbies ahead of, or perhaps in place of, the demands of the workplace. Perhaps they look forward to a long comfortable retirement, or maybe they have no plans to retire completely, but a more comfortable lifestyle, based on financial strength, is widely coveted.

From our perspective, there is no elusive strategy, no mystical formula available to only a precious few, there are only tried and true investing fundamentals that have catapulted investors to financial shangri la.

1 PAY YOURSELF FIRST

QUESTION: Can you make a small lifestyle sacrifice to direct a regular stream of disposable income toward your "tomorrows" rather than your "today's?"

The great majority of successful investors began with such a simple blueprint from which most of us can benefit. They viewed themselves as their most important bill. Not sexy, just effective. Before any other bill is paid, an amount of money right for them is simply deducted from their bank account each month into a mix of investments right for them, based on their individual circumstances. After all,

                                                        [SM&R MUTUAL FUNDS LOGO]

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in the beginning the challenge is not to invest in the just the right thing, the challenge is to simply invest regularly. Instill the discipline early and practice it often over your entire working life. While riches cannot be guaranteed, a certain amount of success can be virtually assured via consistent investment.

2 MAINTAIN REALISTIC RETURN EXPECTATIONS

WHILE THERE IS virtually always some investment of the moment offering outsized (and undersized) returns, performance numbers tend to revert to the long-term averages over a long investment life. Understand that over the past 80 years, large company stocks, as measured by the unmanaged Standard and Poor's 500 index, have offered a return of a bit better than 10%. But within that time period are shorter durations that have offered higher and lower rates of return. No one can say with any certainty that your experience will mirror the long-term number, but it is reasonable to at least understand this baseline. Investing in longer term bonds over this time period has offered returns of a little better than 5%, while cash investments have traditionally done a little better than inflation, coming in a bit better than 3%.

Again, market and economic conditions over your investment lifespan, as well as your own actions will determine whether or not these returns are in the cards for you. But once again, it is wise to have these frames of reference in mind.

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3 CREATE AND STICK TO A PLAN

DECIDE HOW MUCH to save and stick with it, through all kinds of market environments. Be prepared for the market to throw you a curveball and make your plan seem misguided. Don't give in to the temptation to hastily make changes every time the market moves to your disadvantage. The market is constantly cycling. Just accept this investing fact of life early on in your quest for wealth creation. If you utilize several asset classes you may be able to somewhat insulate yourself from dramatic volatility so despised by investors. Also, be mindful not to alter your sensible plan and jump on the latest investing craze, because it may just be about to fizzle by the time it becomes widely recognized by the investing masses. That which becomes investment chatter de jour at backyard barbecues has typically long since passed the actionable phase.

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4 RE-BALANCE AS IT BECOMES NECESSARY

RE-BALANCING MEANS taking control of your investment destiny, rather than ceding control to the market. The market has a mind of its own and, if you aren't careful, can lead you much astray on your lifelong wealth creation journey. If you believe that the right balance for you is to maintain a 50-50 ratio between stocks and bonds, and you experience a mighty rally in bonds, you may find yourself out of balance with the original intent of your investment plan. This is the time to take action. At some juncture that makes sense for you -- perhaps as frequently as once per quarter, but surely no more infrequent than once yearly -- get your allocation back in line. Re-position the gains into the less stellar recent performers so you maintain the risk/reward profile you determined was right for you (income taxes may apply). Remember, it's your money and it's your plan...be in control of it.

WHAT SOLUTIONS CAN SM&R MUTUAL FUNDS OFFER YOU?

AT SM&R, WE OFFER one family of Funds employing two distinctly different investment approaches. The traditional SM&R Funds are managed a little more defensively, while the SM&R Alger Funds, which are sub-advised by Fred Alger Management, Inc., feature an all-growth philosophy. We offer these dual strategies because we know that no one way is always the right way. At different times, in dissimilar environments, each philosophy can prove to be more successful.

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But the key is, including some of both in your investment approach will probably benefit your investment returns over your lifetime. The trick is to choose your investment mix based solely upon your individual circumstances, monitor it regularly, re-allocate when appropriate, and remain steadfast in your approach. If you can do this, your chances for success will increase dramatically. But will you be in the sweet spot over every market cycle? Probably not, but you may have positioned yourself in such a way as to weather the inevitable market storms much more comfortably.

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THE SM&R PHILOSOPHY

[SM&R MUTUAL FUNDS LOGO]

     THE SM&R INVESTMENT FOUNDATION RESTS FIRMLY ON:

     1. An equity selection approach focused on identifying undervalued companies

     2.   A core of blue chip investment ideas

     3.   Team approach to portfolio management

     4.   Broad diversification

     The investment professionals at SM&R believe that over time, strong performance is derived from a DISCIPLINED approach to investing. At the heart of this disciplined approach is a BOTTOM-UP method of stock selection, which demands:

       - Building a portfolio company by company, rather than attempting to mold the portfolio to bold macroeconomic predictions.

       -  Ensuring that the companies meet rigorous performance criteria.

     To aid in this thorough evaluation, two specific computer models are engaged.

- CASHFLOW MODEL SM&R's cash flow search engine allows comprehensive screening of thousands of potential investment candidates to discover those experiencing strong cash flows, which can be an important precursor to future earnings growth.

- EARNINGS SCREENING MODEL SM&R operates under the tenet that over time stock prices track earnings. The ability to accurately forecast which companies are poised for accelerating earnings is a critical factor in long-term investment success. This model provides a systematic, unemotional mechanism which aids in the quest of deriving an accurate earnings picture.

     After the companies survive the rigors of the models, SM&R expert fund managers and analysts begin a hands-on process of more subjective analysis, including

       - Interacting with Wall Street analysts who cover the particular industry full time.

       -  Assessing the potential impact of macroeconomic trends

       -  Comparing the idea to other strong choices within the same industry.

     Those ideas which survive the process and remain attractive from a valuation perspective then go to the investment team for the final decision.

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THE ALGER PHILOSOPHY

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     THE ALGER INVESTMENT FOUNDATION RESTS FIRMLY ON:

     Over its 35-plus years of operation, Alger has stood firm and maintained the same disciplined philosophy of investing.

[ALGER LOGO]

     1.   Buying the stocks of America's fastest growing companies.

     2.   A tremendous commitment to proprietary, bottom-up investment research.

     3. A business philosophy in which the company strives to be the best money management firm in America. To that end, the company is committed to always having an Alger family member at the helm.

     Throughout its history, Alger has been guided by the philosophy that the most profitable investment opportunities are found in companies experiencing a period of rapid change. Alger believes these companies fall into one of two categories:

- HIGH UNIT VOLUME GROWTH These are vital, creative companies which offer goods and services to a rapidly expanding marketplace. They include both established companies and newer, emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

- POSITIVE LIFE CYCLE CHANGE These are companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructuring or reorganization, or merger or acquisition.

     Alger believes companies in both of these categories are likely to enjoy dynamic earnings growth which will stimulate investor response and create a powerful upward movement in their stock prices.

- A COMMITMENT TO RESEARCH Alger research analysts are experts who cover specific groups of stocks and industries. They vigorously search for new investment ideas by analyzing trade publications, attending industry trade shows, and speaking frequently with management, customers and suppliers of the companies they cover.

- PURCHASE DECISION Alger's bottom-up approach to stock selection places primary emphasis on individual security selection. After thorough primary research, an analyst presents an investment idea directly to senior management. Spreadsheets are analyzed and the results of proprietary analytical filters are reviewed during these sessions. If senior management agrees with the case made for a stock, a buy program is implemented immediately.

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KNOW THYSELF

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AND FOR THE FINAL WORD ...

     KNOW THYSELF!

     This may sound a little ridiculous. . .of course you know yourself. But do you know yourself as an investor? Money can elicit strong emotions, and many of them may not serve you well. Fear, uncertainty and helplessness register on the negative side of the ledger, while confidence, excitement and even out-and-out exuberance are generally more welcomed feelings. Actually, both sets of emotions can serve you poorly or well, depending upon your reaction to the feelings.

     But as balances grow the stakes become higher and self-imposed obstacles may become greater. Previously overlooked market adjustments may be more difficult to simply disregard as the absolute dollars involved grow. A 10% decline on a $10,000 balance can be a lot easier to stomach than the same decline on $250,000, because of the potential lifestyle alteration.

     The natural tendency is to get fearful as balances plummet and more exuberant as balances storm higher. As famed sage Warren Buffet has said so many times, a better approach may be to get greedy when others are fearful, and fearful when others are greedy. A tall order, but possible.

     Speak to your investment professional when you feel uneasy. It is their job to provide sound counsel devoid of potentially destructive emotion.

     And once again, at the end of this fiscal year, we are humbled and honored by the trust and confidence you have bestowed upon us. We take this fiduciary responsibility very seriously, and we offer our sincere thanks to you. May the next 12 months be truly rewarding -- financially, and in all ways - to you and your family.

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AN EXAMPLE OF ON-GOING EXPENSES (UNAUDITED):

Each shareholder of the Company may incur two types of expenses: (1) transactional (e.g., sales charges, contingent deferred sales charges on redemptions and redemption fees) and (2) ongoing (e.g., asset-based charges such as investment advisory fees and distribution and/or 12b-1 fees). The example, included below, is intended to help a shareholder better understand the ongoing expenses of investing in this Company and to compare these expenses with other mutual funds. The example is based on an investment of $1.000 invested at the beginning of the period March 1, 2005, and held for six months ending August 31, 2005.

ACTUAL EXPENSES

The example below provides information about actual account values and actual expenses. A shareholder may use the information in this example, together with the amount they have invested, to estimate the expenses that they have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in actual column under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on their account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The example also provides information about hypothetical account values and hypothetical expenses based on the Company's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Company's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a shareholder paid for the period. This information may be used to compare the ongoing expenses of investing in the Company and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in this table are meant to help a shareholder understand the ongoing expenses only and do not reflect any transactional expenses, such as sales charges, contingent deferred sales charges on redemptions or redemption fees. Therefore, the table is useful in comparing ongoing expenses only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional expenses were included, the expenses would have been higher.

                                                                           ACTUAL                            HYPOTHETICAL
                       BEGINNING ACCOUNT   *ANNUALIZED       ENDING ACCOUNT      EXPENSES PAID     ENDING ACCOUNT    EXPENSES PAID
FUNDS                   VALUE (03/01/05)  EXPENSE RATIOS   VALUE (08/31/05)(1)  DURING PERIOD(2)  VALUE (08/31/05)  DURING PERIOD(2)
ALGER TECHNOLOGY FUND
  Class A              $        1,000.00            2.10%  $          1,298.70  $          12.17  $       1,014.62  $          10.66
  Class B                       1,000.00            2.71%             1,297.50             15.69          1,011.54             13.74
ALGER AGGRESSIVE
  GROWTH FUND
  Class A              $        1,000.00            1.85%  $          1,191.90  $          10.22  $       1,015.88  $           9.40
  Class B                       1,000.00            2.50%             1,186.00             13.77          1,012.60             12.68
ALGER SMALL-CAP FUND
  Class A              $        1,000.00            1.90%  $          1,240.50  $          10.73  $       1,015.63  $           9.65
  Class B                       1,000.00            2.55%             1,229.30             14.33          1,012.35             12.93
ALGER GROWTH FUND
  Class A              $        1,000.00            1.70%  $          1,188.70  $           9.38  $       1,016.64  $           8.64
  Class B                       1,000.00            2.35%             1,179.60             12.91          1,013.36             11.93
GROWTH FUND
  Class A              $        1,000.00            1.36%  $          1,018.90  $           6.92  $       1,018.35  $           6.92
  Class B                       1,000.00            1.86%             1,009.40              9.42          1,015.83              9.45
  Class T                       1,000.00            1.24%             1,015.10              6.30          1,018.95              6.31
EQUITY INCOME FUND
  Class A              $        1,000.00            1.26%  $          1,007.10  $           6.37  $       1,018.85  $           6.41
  Class B                       1,000.00            1.76%             1,001.50              8.88          1,016.33              8.94
  Class T                       1,000.00            1.17%             1,008.00              5.92          1,019.31              5.96
BALANCED FUND
  Class A              $        1,000.00            1.30%  $          1,003.40  $           6.56  $       1,018.65  $           6.61
  Class B                       1,000.00            1.80%               997.40              9.06          1,016.13              9.15
  Class T                       1,000.00            1.27%             1,003.20              6.41          1,018.80              6.46
GOVERNMENT BOND FUND
  Class A              $        1,000.00            0.73%  $          1,042.40  $           3.76  $       1,021.53  $           3.72
  Class B                       1,000.00            1.19%             1,037.40              6.11          1,019.21              6.06
  Class T                       1,000.00            0.72%             1,040.70              3.70          1,021.58              3.67
TAX FREE FUND
  Class A              $        1,000.00            0.74%  $          1,033.60  $           3.79  $       1,021.48  $           3.77
  Class B                       1,000.00            1.25%             1,030.10              6.40          1,018.90              6.36
  Class T                       1,000.00            0.75%             1,035.40              3.85          1,021.42              3.82
PRIMARY FUND           $        1,000.00            0.80%  $          1,024.10  $           4.08  $       1,021.17  $           4.08
MONEY MARKET FUND      $        1,000.00            0.47%  $          1,025.30  $           2.40  $       1,022.84  $           2.40

(1) The actual ending account value is based on actual total return of each class of each of the funds for the period March 1, 2005 to August 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on each class of each of the funds and actual expense ratios and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the annualized expense ratio's, shown in the table above, multiplied by the average account value over the period, then multiplied by 184 over 365 (to reflect the six month period).

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

     The Board of Directors of SM&R Investments, Inc. has renewed the investment advisory arrangements with Securities Management and Research, Inc. ("Manager") for the SM&R Tax Free Fund effective May 26, 2005. Additionally, the Board renewed the investment advisory arrangements with the Manager and sub-advisory arrangements with Fred Alger Management, Inc. ("Sub-advisor") effective August 28, 2005 for the SM&R Alger Technology Fund, SM&R Alger Aggressive Growth Fund, SM&R Alger Small-Cap Fund and SM&R Alger Growth Fund. The Board considered a variety of factors in connection with its review of the advisory and sub-advisory contracts ("Contracts"), also taking into account information provided by the Manager and Sub-advisor during the course of the year as discussed below:

-    NATURE, EXTENT, AND QUALITY OF SERVICES

     The Board considered the nature, quality and extent of the services provided to the funds by the Manager and Sub-advisor based upon information provided by the Manager and Sub-advisor relating to its operations and personnel. These services included, but were not limited to, management of the funds' portfolios and a variety of activities related to portfolio management.

     The Board also took into account its familiarity with the Manager's and Sub-advisor's investment management through Board meetings, discussions and reports during the preceding year. After careful consideration of these matters, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager and Sub-advisor.

-    EXPENSES AND PERFORMANCE

     The Board evaluated reports prepared by the Manager detailing the advisory fee and total expense ratios of each of the funds' share classes as compared to other open-end investment companies deemed to be comparable based upon the Morningstar Principia Pro database with similar Morningstar category and prospectus objective to each class of the funds. The Board took into account the Manager's current undertakings to maintain the expense limitations for the funds. Also taken under consideration was the current size of each class of the funds, and the level and method of computing the management fees.

     The Board reviewed the funds' average annual total returns and compared these returns to previously agreed upon comparable performance measures.

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[SM&R MUTUAL FUNDS LOGO]

     including those supplied by Lipper and Morningstar. On the basis of this evaluation and the Board's ongoing reviews of investment results, the Board concluded that the funds' performance was satisfactory.

-    COST, BENEFITS, PROFITS AND ECONOMIES OF SCALE

     The Board reviewed detailed information regarding the revenues received by the Manager and Sub-advisor under the Contracts and other benefits that the Manager or Sub-Advisory may have realized from its relationship with the funds. The Board also received information on the direct costs incurred by the Manager as well as profits realized. After careful consideration of this information, the Board concluded that the Manager's profits were reasonable in light of the services provided to the funds.

     The Board reviewed reports prepared by the Manager comparing the funds' fee breakpoints to other comparable funds. The Board concluded that the advisory fee structure for the funds continued to provide for a reasonable sharing of benefits from any economies of scale with the fund's investors.

[GRAPHIC]

                                ADVISORY REVIEW

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2005 ANNUAL REPORT

SM&R ALGER TECHNOLOGY FUND

     INVESTMENT OBJECTIVE:

     The SM&R Alger Technology Fund seeks to achieve long-term capital appreciation. The fund normally invests at least 85% of its total assets in the equity securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or benefit significantly from technological advances or improvements. During the recent fiscal year, the management of the fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. The inherent technology focus of the fund was of benefit during a period in which technology stocks performed very well relative to the rest of the market.

MARKET REVIEW AND PORTFOLIO PERFORMANCE:

The twelve months ended August 31, 2005 were a solid period for equity securities across all market capitalizations and styles. Small and mid cap stocks (as measured by the broad Russell 2000 index and the Russell MidCap index) led the way with returns greater than 20% during the time period, while large cap stocks (as measured by the S&P 500 and the Russell 1000 index) posted hearty returns of 12% or higher.

To start the fiscal year, September 2004 was a positive month for virtually all major indices. Investors put aside their concerns of high oil and gas prices, Iraq, the U.S. Presidential election and questions about the overall health of the economy, and the markets bounced back from the difficult period we saw in July and August of 2004.

   The positive momentum that began in September carried into the fourth quarter of 2004, and the final three months of the calendar year were a solid period for the equity markets. Despite rising oil prices, a ballooning budget deficit and the dollar's continual decline, stocks moved higher in October, as investors chose to focus on strong corporate earnings reports and minimal inflation. That trend continued into November. With the smooth reelection of President Bush, better-than-expected consumer spending and merger activity on the rise, investors found good reason to buy. Despite the Fed's 25 basis point interest rate hike on November 10th, indices of all sizes and styles moved higher during the penultimate month of the year, with small-cap stocks leading the way. Buyers continued to dominate the markets during the final month of the year. Markets didn't seem to be phased by the Fed's December 14th decision to raise interest rates for the second time in as many months. Despite the 25 basis point hike, investors again seemed determined to focus on the positive: strong growth in the manufacturing sector, a reemergence of the U.S. IPO market and a retreat in the surging oil prices. As the new year approached, optimism seemed to be trumping fear and uncertainty.

   In spite of the upbeat end to 2004, the first quarter of 2005 was a difficult period for most equity indices. Despite solid employment data in January and strong corporate earnings in the banking sector, stocks sank on inflationary jitters and tightening interest rates. The negative trend briefly reversed itself in February. Despite a slumping dollar and the Federal Reserve's decision to raise interest rates by 25 basis points on February 2nd, investors chose to focus on the strong retail and M&A markets. During the second month of the calendar year, most indices trended upward, with mid-cap value stocks leading the way. Unfortunately, the first quarter ended on an inauspicious note. Surging oil prices, continued inflationary fears and the Federal Reserve's March 22nd decision to raise interest rates yet again all combined to keep buyers out of the market in March. Stocks of all sizes and styles sank during the final month of the quarter, with small-cap growth stocks leading the downturn.

          The downward trend we saw in the first quarter of 2005 continued through April, as the threat of inflation and ongoing interest rate increases weighed on the minds of investors. Despite an eighth consecutive 1/4 point rate increase from the Fed on the

[SIDENOTE]

[CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

AFFILIATED MONEY MARKET           5.09%
CONSUMER DISCRETIONARY            7.19%
INDUSTRIALS                       2.33%
INFORMATION TECHNOLOGY           81.47%
TELECOMMUNICATION SERVICES        3.92%

          3rd of the month, the market's downward trend finally reversed itself in May. Small and mid cap growth stocks that had been beaten down in the first few months of the year led the recovery. Consumer confidence improved for the second straight month in June, leading to positive returns for the last month of the quarter, despite a sell-off in late June that was spurred on by another surge in oil prices. Even with the strong positive returns we saw in the second quarter, most major indices struggled to break through to positive territory for the first half of the calendar year.

          In July, the equity markets registered healthy gains once again, as second quarter earnings reports came in above earlier estimates. After an exceptionally strong July, the markets dipped in August. Investors gave back some of their gains from the previous month as rising oil prices weighed heavily on all market segments.

          The SM&R Alger Technology Fund returned 25.56% during the fiscal year ended August 31, 2005, versus a 20.96% return for the Lipper Science & Technology Fund index.

MARKET & ECONOMIC OUTLOOK:

The economy remains in a "sweet spot" and corporate earnings continue to boom. Year-to-date, even though GDP growth is less than 4%, corporate profits are up nearly 15%. Some economists are predicting a coming "profits recession, "but we think that prediction will be as wrong as predictions of deflation and recession were two years ago. And stocks, in this scenario, are looking as cheap relative to bonds - not to mention real estate - as they have in nearly a generation.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Best Regards,

/s/ Dan Chung
Dan Chung, CFA, Portfolio Manager
SM&R Alger Technology Fund

[CHART]

SM&R ALGER TECHNOLOGY FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER TECHNOLOGY FUND, CLASS A, AT OFFERING PRICE, AND LIPPER SCIENCE AND TECHNOLOGY FUND INDEX AND THE S&P 500

[PLOT POINTS TO COME]

AVERAGE ANNUAL RETURN

Include maximum sales charge through 8/31/05. Inception date of these classes is 09/01/00.

  SHARE           ONE             FIVE
  CLASS           YEAR            YEAR
---------------------------------------------
    A            17.97%          (22.10)%
    B            16.99%          (21.40)%

     SM&R Alger Technology Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

     PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

     Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                                              MANAGER COMMENTARY

SCHEDULE OF INVESTMENTS August 31, 2005

COMMON STOCK                                                         SHARES           VALUE
CONSUMER DISCRETIONARY:

LEISURE EQUIPMENT & SERVICES - 0.92%
Shanda Interactive Entertainment Ltd.*                                  315    $     10,477

MEDIA - 6.31%
Harris Interactive Inc.*                                              3,850          16,170
Neustar, Inc. (Class A)*                                                 50           1,375
Sirius Satellite Radio Inc.*                                          4,000          27,520
XM Satellite Radio Holdings Inc. (Class A)*                             750          26,437
                                                                                     71,502

               TOTAL CONSUMER DISCRETIONARY - 7.23%                                  81,979
               ----------------------------------------------------------------------------

INDUSTRIALS:

COMMERCIAL SERVICES & SUPPLIES - 2.34%
Monster Worldwide Inc.*                                                 850          26,554

               TOTAL INDUSTRIALS - 2.34%                                             26,554
               ----------------------------------------------------------------------------

INFORMATION TECHNOLOGY:

COMMUNICATIONS EQUIPMENT - 6.92%
Arris Group Inc.*                                                     2,500          26,225
Cisco Systems, Inc.*                                                  1,025          18,060
Corning Inc.*                                                         1,000          19,960
Nokia Oyj ADR                                                           900          14,193
                                                                                     78,438

COMPUTER RELATED & BUSINESS SERVICES - 11.68%
Apple Computer, Inc.*                                                 1,100    $     51,623
EMC Corp.*                                                            1,850          23,791
Network Appliance, Inc.*                                                880          20,891
Palm, Inc.*                                                             450          15,381
Western Digital Corp.*                                                1,500          20,775
                                                                                    132,461

COMPUTER SOFTWARE - 8.01%
Check Point Software Technologies Ltd.*                               1,020          23,011
NAVTEQ Corp.*                                                           300          13,962
Symantec Corp.*                                                       1,440          30,211
TIBCO Software Inc.*                                                  3,100          23,684
                                                                                     90,868

COMPUTERS & PERIPHERALS - 0.53%
Mobility Electronics, Inc.*                                             550           6,023

ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.58%
Evergreen Solar, Inc.*                                                4,400          31,020
Flextronics International Ltd.*                                       2,600          33,956
Multi-Fineline Electronix, Inc.*                                        820          20,951
                                                                                     85,927

INFORMATION TECHNOLOGY SERVICES - 0.87%
Global Payments Inc.                                                    150           9,867

INTERNET & CATALOG RETAIL - 5.40%
eBay Inc.*                                                              820          33,202
Netflix Inc.*                                                         1,300          28,028
                                                                                     61,230

COMMON STOCK                                                      SHARES          VALUE
INTERNET SOFTWARE & SERVICES - 10.93%
aQuantive, Inc.*                                                      1,050    $     18,963
IVillage, Inc.*                                                       3,400          21,828
Netease.com Inc. ADR*                                                   600          43,602
WebMD Corp.*                                                          1,050          11,508
Yahoo! Inc.*                                                            840          28,006
                                                                                    123,907
SEMICONDUCTORS - 15.67%
Applied Materials, Inc.                                               1,550          28,380
Cypress Semiconductor Corp.*                                          1,350          21,101
Intel Corp.                                                           2,100          54,012
Marvell Technology Group Ltd.*                                          400          18,876
Microsemi Corp.*                                                        900          21,681
National Semiconductor Corp.                                          1,350          33,656
                                                                                    177,706
SEMICONDUCTORS CAPITAL EQUIPMENT - 2.69%
SiRF Technology Holdings, Inc.*                                       1,200          30,480

SOFTWARE - 11.69%
Microsoft Corp.                                                       2,920          80,008
Oracle Corp.*                                                         4,050          52,529
                                                                                    132,537

                        TOTAL INFORMATION TECHNOLOGY - 81.97%                       929,444
                        -------------------------------------------------------------------

TELECOMMUNICATION SERVICES:

COMMUNICATIONS - 3.47%
Nextel Partners, Inc. (Class A)*                                      1,500    $     39,360

WIRELESS TELECOMMUNICATION SERVICES - 0.47%
Inphonic, Inc.*                                                         350           5,369

                        TOTAL TELECOMMUNICATION SERVICES - 3.94%                     44,729
                        -------------------------------------------------------------------
                        TOTAL COMMON STOCK - 95.48%
                        -------------------------------------------------------------------
                        (Cost $916,044)                                           1,082,706

MONEY MARKET FUND
SM&R Money Market Fund, 2.92% (a)                                    58,110          58,110

                        TOTAL MONEY MARKET FUND - 5.13%
                        -------------------------------------------------------------------
                        (Cost $58,110)                                               58,110

                        TOTAL INVESTMENTS - 100.61%
                        -------------------------------------------------------------------
                        (Cost $974,154)                                           1,140,816

                        LIABILITIES IN EXCESS
                        OF OTHER ASSETS - (0.61%)                                    (6,899)
                        -------------------------------------------------------------------
                        NET ASSETS - 100.00%                                   $  1,133,917
                        -------------------------------------------------------------------

*   - Non-income producing securities

ABBREVIATIONS
ADR - American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS:
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2005. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Technology Fund are affiliated by having the same investment advisor.

See notes to financial statements.

                                                                        HOLDINGS

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2005

ASSETS
Investments in unaffiliated securities, at value (Cost $916,044)                   $    1,082,706
Investments in affiliated money market fund (Cost $58,110)                                 58,110
     Total investments (Cost $974,154)                                                  1,140,816
Prepaid expenses                                                                            6,946
Receivable for:
   Investment securities sold                                                                  46
   Capital stock sold                                                                          70
   Dividends                                                                                  448
   Expense reimbursement                                                                    4,222
     TOTAL ASSETS                                                                       1,152,548

LIABILITIES
Payable to investment advisor for fund expenses                                             9,147
Accrued:
   Investment advisory fee                                                                  1,359
   Administrative service fee                                                                 252
   Distribution fee                                                                         1,483
Other liabilities                                                                           6,390
     TOTAL LIABILITIES                                                                     18,631
     NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                                 $    1,133,917

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                              1,245,889
Accumulated net realized loss on investments                                             (278,634)
Net unrealized appreciation of investments                                                166,662
     NET ASSETS                                                                    $    1,133,917

NET ASSETS:
Class A                                                                            $      798,200
Class B                                                                            $      335,717
     TOTAL NET ASSETS                                                              $    1,133,917

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
   Authorized                                                                         100,000,000
   Outstanding                                                                            264,534
   Net asset value and redemption price per share                                  $         3.02
   Offering price per share:
     (Net asset value of $3.02/95%)                                               $         3.18
Class B:
   Authorized                                                                         100,000,000
   Outstanding                                                                            110,917
   Net asset value and offering price per share                                    $         3.03

                                              See notes to financial statements.

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2005

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $87)                                     $        6,402
Interest from affiliated money market fund                                                  1,190
     TOTAL INVESTMENT INCOME                                                                7,592

EXPENSES
Investment advisory fee                                                                    13,678
Administrative service fee                                                                  2,533
Professional fees                                                                           4,785
Custody and transaction fees                                                               12,312
Directors' fees                                                                             5,660
Insurance expenses                                                                             98
Compliance expenses                                                                           115
Qualification fees                                                                          6,074
   Class A                                                                                  7,460
   Class B                                                                                  7,450
Shareholder reporting expenses
   Class A                                                                                  3,031
   Class B                                                                                  2,049
Distribution fee
   Class A                                                                                  2,462
   Class B                                                                                  3,097
     TOTAL EXPENSES                                                                        70,804
     LESS EXPENSES REIMBURSED                                                             (47,483)
     NET EXPENSES                                                                          23,321
     INVESTMENT LOSS - NET                                                                (15,729)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                                           62,603
Change in unrealized appreciation of investments                                          161,855
     NET GAIN ON INVESTMENTS                                                              224,458
     NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                                                  $      208,729

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,

                                                                    2005           2004
                                                               ----------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment loss - net                                          $    (15,729)   $    (19,510)
Net realized gain on investments                                     62,603          38,898
Change in unrealized appreciation (depreciation)                    161,855        (109,466)
   of investments
Net increase (decrease) in net assets resulting                     208,729         (90,078)
   from operations

CAPITAL SHARE TRANSACTIONS - NET
   Class A                                                           67,874         200,651
   Class B                                                           (4,279)         61,301
     TOTAL NET CAPITAL SHARE TRANSACTIONS                            63,595         261,952
     TOTAL INCREASE IN NET ASSETS                                   272,324         171,874

NET ASSETS
Beginning of year                                                   861,593         689,719
End of year                                                    $  1,133,917    $    861,593

                                              See notes to financial statements.

                                                                      FINANCIALS

FINANCIAL HIGHLIGHTS

CLASS A SHARES

YEAR ENDED AUGUST 31                                     2005         2004(1)        2003(1)        2002(4)          2001
-----------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year                   $       2.43   $       2.59   $       1.67   $       3.24   $      10.00
Investment loss - net                                       (0.04)         (0.06)         (0.04)         (0.20)         (0.37)
Net realized and unrealized gain
 (loss) on investments                                       0.63          (0.10)          0.96          (1.37)         (6.39)
                                                     ------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                         0.59          (0.16)          0.92          (1.57)         (6.76)
                                                     ------------------------------------------------------------------------
Net asset value, end of year                         $       3.02   $       2.43   $       2.59   $       1.67   $       3.24
                                                     ========================================================================
    TOTAL RETURN(2)                                         24.28%         (6.18)%        55.09%        (48.46)%       (67.60)%
                                                     ========================================================================

RATIOS (IN PERCENTAGES)/ SUPPLEMENTAL DATA
Net assets, end of year                              $    798,200   $    585,844   $    449,337   $    150,553   $    230,327
Ratio of expenses with reimbursement
 to average net assets (3)                                   2.10%          2.10%          2.10%          8.51%         10.97%
Ratio of expenses without
 reimbursement to average net assets                         6.29%          6.15%         11.46%         12.19%         10.97%
Ratio of net investment loss to average net assets          (1.36)%        (1.97)%        (1.84)%        (8.30)%       (10.32)%
Portfolio turnover rate                                    269.32%        215.21%        291.66%        301.01%        440.50%

CLASS B SHARES

YEAR ENDED AUGUST 31                                     2005         2004(1)        2003(1)        2002(4)          2001
-----------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year                   $       2.46   $       2.64   $       1.68   $       3.25   $      10.00
Investment loss - net                                       (0.06)         (0.08)         (0.05)         (0.19)         (0.24)
Net realized and unrealized gain
 (loss) on investments                                       0.63          (0.10)          1.01          (1.38)         (6.51)
                                                     ------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                         0.57          (0.18)          0.96          (1.57)         (6.75)
                                                     ------------------------------------------------------------------------
Net asset value, end of year                         $       3.03   $       2.46   $       2.64   $       1.68   $       3.25
                                                     ========================================================================
    TOTAL RETURN(2)                                         23.17%         (6.82)%        57.14%        (48.31)%       (67.50)%
                                                     ========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                              $    335,717   $    275,749   $    240,382   $    130,975   $     82,232
Ratio of expenses with reimbursement
 to average net assets (3)                                   2.75%          2.75%          2.75%          9.42%         14.71%
Ratio of expenses without reimbursement
 to average net assets                                       8.53%          8.02%         14.16%         14.23%         14.71%
Ratio of net investment loss to average net assets          (2.01)%        (2.62)%        (2.48)%        (9.22)%       (14.21)%
Portfolio turnover rate                                    269.32%        215.21%        291.66%        301.01%        440.50%

(1) Per share information has been calculated using the average number of shares outstanding.

(2) Does not include the effect of sales charge.

(3) SM&R has voluntarily agreed to waive or reduce expenses to 2.10% for class A and 2.75% for class B until December 31, 2005.

(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

SM&R ALGER AGGRESSIVE GROWTH FUND

     INVESTMENT OBJECTIVE:

     The SM&R Alger Aggressive Growth Fund seeks to achieve long-term capital appreciation. The fund normally invests at least 85% of its total assets in the equity securities of companies listed on U.S. exchanges or in the over-the-counter market. During the recent fiscal year, the management of the fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy was a slight disadvantage in this market segment as the Russell 3000 Growth index underperformed the Russell 3000 Value index.

   MARKET REVIEW AND PORTFOLIO PERFORMANCE:

   The twelve months ended August 31, 2005 were a solid period for equity securities across all market capitalizations and styles. Small and mid cap stocks (as measured by the broad Russell 2000 index and the Russell MidCap index) led the way with returns greater than 20% during the time period, while large cap stocks (as measured by the S&P 500 and the Russell 1000 index) posted hearty returns of 12% or higher.

   To start the fiscal year, September 2004 was a positive month for virtually all major indices. Investors put aside their concerns of high oil and gas prices, Iraq, the U.S. Presidential election and questions about the overall health of the economy, and the markets bounced back from the difficult period we saw in July and August of 2004.

The positive momentum that began in September carried into the fourth quarter of 2004, and the final three months of the calendar year were a solid period for the equity markets. Despite rising oil prices, a ballooning budget deficit and the dollar's continual decline, stocks moved higher in October, as investors chose to focus on strong corporate earnings reports and minimal inflation. That trend continued into November. With the smooth reelection of President Bush, better-than-expected consumer spending and merger activity on the rise, investors found good reason to buy. Despite the Fed's 25 basis point interest rate hike on November 10th, indices of all sizes and styles moved higher during the penultimate month of the year, with small-cap stocks leading the way. Buyers continued to dominate the markets during the final month of the year. Markets didn't seem to be phased by the Fed's December 14th decision to raise interest rates for the second time in as many months. Despite the 25 basis point hike, investors again seemed determined to focus on the positive: strong growth in the manufacturing sector, a reemergence of the U.S. IPO market and a retreat in the surging oil prices. As the new year approached, optimism seemed to be trumping fear and uncertainty.

In spite of the upbeat end to 2004, the first quarter of 2005 was a difficult period for most equity indices. Despite solid employment data in January and strong corporate earnings in the banking sector, stocks sank on inflationary jitters and tightening interest rates. The negative trend briefly reversed itself in February. Despite a slumping dollar and the Federal Reserve's decision to raise interest rates by 25 basis points on February 2nd, investors chose to focus on the strong retail and M&A markets. During the second month of the calendar year, most indices trended upward, with mid-cap value stocks leading the way. Unfortunately, the first quarter ended on an inauspicious note. Surging oil prices, continued inflationary fears and the Federal Reserve's March 22nd decision to raise interest rates yet again all combined to keep buyers out of the market in March. Stocks of all sizes and styles sank during the final month of the quarter, with small-cap growth stocks leading the downturn.

          The downward trend we saw in the first quarter of 2005 continued through April, as the threat of inflation and ongoing interest rate increases weighed on the minds of investors. Despite an eighth consecutive 1/4 point rate increase from the Fed on the 3rd of the month,

[SIDENOTE]

[CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

AFFILIATED MONEY MARKET                5.50%
CONSUMER DISCRETIONARY                14.77%
CONSUMER STAPLES                       7.03%
ENERGY                                 6.59%
FINANCIALS                             7.02%
HEALTH CARE                           21.72%
INDUSTRIALS                           10.59%
INFORMATION TECHNOLOGY                21.53%
MATERIALS                              2.29%
TELECOMMUNICATION SERVICES             2.96%

               the market's downward trend finally reversed itself in May. Small and mid cap growth stocks that had been beaten down in the first few months of the year led the recovery. Consumer confidence improved for the second straight month in June, leading to positive returns for the last month of the quarter, despite a sell-off in late June that was spurred on by another surge in oil prices. Even with the strong positive returns we saw in the second quarter, most major indices struggled to break through to positive territory for the first half of the calendar year.

In July, the equity markets registered healthy gains once again, as second quarter earnings reports came in above earlier estimates. After an exceptionally strong July, the markets dipped in August. Investors gave back some of their gains from the previous month as rising oil prices weighed heavily on all market segments.

It was a strong twelve month period for the SM&R Alger Aggressive Growth Fund. The fund returned 27.51% during the fiscal year ended August 31, 2005 versus returns of 12.56% for the S&P 500 index and 20.02% for the Lipper Multi-Cap Growth Fund index. Relative to the S&P 500 index, the fund benefited from solid security selection throughout the portfolio, with the greatest returns coming from the Energy, Materials and Telecommunications Services sectors. We also saw solid returns in the overweight Health Care and Information Technology sectors.

MARKET & ECONOMIC OUTLOOK:

The economy remains in a "sweet spot" and corporate earnings continue to boom. Year-to-date, even though GDP growth is less than 4%, corporate profits are up nearly 15%. Some economists are predicting a coming "profits recession," but we think that prediction will be as wrong as predictions of deflation and recession were two years ago. And stocks, in this scenario, are looking as cheap relative to bonds - not to mention real estate - as they have in nearly a generation.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Best Regards,

/s/ Teresa McRoberts
/s/ Patrick Kelly
Teresa McRoberts and Patrick Kelly, Co-Portfolio Managers
SM&R Alger Aggressive Growth Fund

[CHART]

SM&R ALGER AGGRESSIVE GROWTH FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER AGGRESSIVE GROWTH FUND, CLASS A, AT OFFERING PRICE, AND LIPPER MULTI-CAP GROWTH INDEX AND THE S&P 500

[PLOT POINTS TO COME]

AVERAGE ANNUAL RETURN

Include maximum sales charge through 8/31/05. Inception date of these classes is 09/01/00.

  SHARE           ONE             FIVE
  CLASS           YEAR            YEAR
---------------------------------------------
    A            19.96%          (10.43)%
    B            18.83%          (10.29)%

SM&R Alger Aggressive Growth Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                                              MANAGER COMMENTARY

SCHEDULE OF INVESTMENTS August 31, 2005

COMMON STOCK                                                         SHARES           VALUE
CONSUMER DISCRETIONARY:

HOTELS, RESTAURANTS & LEISURE - 1.40%
Hilton Hotels Corp.                                                     430    $      9,963
Penn National Gaming, Inc.*                                             570          19,426
                                                                                     29,389

LEISURE EQUIPMENT & SERVICES - 0.99%
Shanda Interactive Entertainment Ltd*                                   625          20,788

MEDIA - 5.28%
Pixar*                                                                  470          20,633
Time Warner Inc.*                                                     1,240          22,221
Viacom, Inc. (Class B)                                                1,025          34,840
Walt Disney Co. (The)                                                 1,315          33,125
                                                                                    110,819

MULTI-LINE RETAIL - 1.13%
Kohl's Corp.*                                                           450          23,603

RETAILING - 2.66%
CVS Corp.                                                             1,900          55,803

SPECIALTY RETAIL - 2.34%
Abercrombie & Fitch Co. (Class A)                                       170           9,454
Bed Bath & Beyond Inc.*                                                 500          20,275
Lowe's Companies, Inc.                                                  300          19,293
                                                                                     49,022

TEXTILES, APPAREL & LUXURY GOODS - 1.03%
Polo Ralph Lauren Corp. (Class A)                                       170           8,424
Coach, Inc.*                                                            400          13,276
                                                                                     21,700

               TOTAL CONSUMER DISCRETIONARY - 14.83%                                311,124
               ----------------------------------------------------------------------------

CONSUMER STAPLES:

BEVERAGES - 1.83%
PepsiCo, Inc.                                                           700    $     38,395

CONSUMER PRODUCTS - 1.28%
Gillette Co.                                                            500          26,935

FOOD & STAPLES RETAILING - 1.43%
Performance Food Group Co.*                                             101           3,128
Wal-Mart Stores, Inc.                                                   600          26,976
                                                                                     30,104

HOUSEHOLD PRODUCTS - 1.06%
Proctor & Gamble Co.                                                    400          22,192

PERSONAL CARE - 0.69%
Bausch & Lomb Inc.                                                      190          14,400

PERSONAL PRODUCTS - 0.76%
Avon Products, Inc.                                                     485          15,918

               TOTAL CONSUMER STAPLES - 7.05%                                       147,944
               ----------------------------------------------------------------------------

ENERGY:

ENERGY & ENERGY SERVICES - 1.55%
Patterson-UTI Energy, Inc.                                              450          15,309
Schlumberger Ltd.                                                       200          17,246
                                                                                     32,555

ENERGY EQUIPMENT & SERVICES - 3.06%
National-Oilwell, Inc.*                                               1,000          64,210

OIL & GAS - 2.00%
BP PLC ADR                                                              100           6,838
General Maritime Corp.                                                  220           8,219
Talisman Energy Inc.                                                    550          26,934
                                                                                     41,991

               TOTAL ENERGY - 6.61%                                                 138,756
               ----------------------------------------------------------------------------

COMMON STOCK                                                         SHARES           VALUE
FINANCIALS:

CAPITAL MARKETS - 1.42%
Ameritrade Holding Corp.*                                               450    $      8,955
Legg Mason, Inc.                                                        200          20,906
                                                                                     29,861

COMMERCIAL BANKS - 0.57%
Wells Fargo & Co.                                                       200          11,924

DIVERSIFIED FINANCIAL SERVICES - 1.69%
Citigroup Inc.                                                          450          19,696
Lehman Brothers Holdings Inc.                                           150          15,849
                                                                                     35,545

INSURANCE - 2.62%
American International Group, Inc.                                      200          11,840
CIGNA Corp.                                                             200          23,064
Genworth Financial Inc. (Class A)                                       400          12,868
St. Paul Travelers Companies, Inc. (The)                                165           7,097
                                                                                     54,869

THRIFTS & MORTGAGE FINANCE - 0.75%
Hudson City Bancorp, Inc.                                             1,250          15,625

               TOTAL FINANCIALS - 7.05%                                             147,824
               ----------------------------------------------------------------------------

HEALTH CARE:

BIOTECHNOLOGY - 5.11%
Affymetrix, Inc.*                                                       150    $      7,423
Amgen Inc.*                                                             400          31,960
Genentech, Inc.*                                                        450          42,273
Gilead Sciences, Inc.*                                                  250          10,750
Medimmune, Inc.*                                                        155           4,639
Vertex Pharmaceuticals Inc.                                             550          10,120
                                                                                    107,165

DRUG DISTRIBUTION - 1.13%
Phelps Dodge Corp.                                                      220          23,657

HEALTH CARE ADMINISTRATIVE SERVICES - 0.22%
McKesson Corp.                                                          100           4,667

HEALTH CARE EQUIPMENT & SUPPLIES - 2.05%
Medtronic, Inc.                                                         375          21,375
St. Jude Medical, Inc.*                                                 470          21,573
                                                                                     42,948

HEALTH CARE PROVIDERS & SERVICES - 4.18%
AmerisourceBergen Corp.                                                 200          14,934
Caremark Rx, Inc.*                                                      400          18,692
Community Health Systems Inc.*                                          300          11,049
PacifiCare Health Systems, Inc.*                                        300          22,614
Wellpoint Inc.                                                          275          20,419
                                                                                     87,708

                                                                        HOLDINGS

COMMON STOCK                                                         SHARES           VALUE
PHARMACEUTICALS - 9.12%
Astrazeneca Plc ADR                                                     250    $     11,530
Celgene Corp.*                                                          250          12,547
IVAX Corp.*                                                           1,150          29,785
Johnson & Johnson                                                       650          41,204
Novartis AG ADR                                                         450          21,938
Pfizer, Inc.                                                            760          19,357
Sanofi-Aventis ADR                                                      450          19,242
Schering-Plough Corp.                                                 1,000          21,410
Sepracor Inc.*                                                          285          14,307
                                                                                    191,320

               TOTAL HEALTH CARE - 21.81%                                           457,465
               ----------------------------------------------------------------------------

INDUSTRIALS:

AEROSPACE & DEFENSE - 2.28%
General Dynamics Corp.                                                  200          22,918
United Technologies Corp.                                               500          25,000
                                                                                     47,918

AIR FREIGHT & LOGISTICS - 2.40%
FedEx Corp.                                                             200          16,288
UTI Worldwide, Inc.                                                     450          33,957
                                                                                     50,245

INDUSTRIAL CONGLOMERATES - 3.75%
General Electric Co.                                                  1,700          57,137
Tyco International Ltd.                                                 775          21,568
                                                                                     78,705

MACHINERY - 1.32%
Caterpillar, Inc.                                                       500    $     27,745

TRANSPORTATION - 0.87%
Burlington Northern Santa Fe Corp.                                      345          18,292

               TOTAL INDUSTRIALS - 10.62%                                           222,905
               ----------------------------------------------------------------------------

INFORMATION TECHNOLOGY:

COMMUNICATIONS EQUIPMENT - 1.36%
Nokia Oyj ADR                                                           800          12,616
QUALCOMM Inc.                                                           400          15,884
                                                                                     28,500

COMPUTERS & PERIPHERALS - 0.51%
Dell, Inc.*                                                             300          10,680

COMPUTER RELATED & BUSINESS SERVICES - 2.41%
Apple Computer, Inc.*                                                   135           6,336
EMC Corp.*                                                              555           7,137
Network Appliance, Inc.*                                                880          20,891
Western Digital Corp.*                                                1,165          16,135
                                                                                     50,499

COMPUTER SOFTWARE - 2.81%
NAVTEQ Corp.*                                                           950          44,213
VeriFone Holdings, Inc.*                                                675          14,816
                                                                                     59,029

COMMON STOCK                                                         SHARES           VALUE
INTERNET SOFTWARE & SERVICES - 5.12%
Google Inc. (Class A)*                                                   70    $     20,020
Netease. com Inc. ADR*                                                  560          40,695
Yahoo! Inc.*                                                          1,400          46,676
                                                                                    107,391

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.52%
Broadcom Corp. (Class A)*                                               200           8,700
Tessera Technologies Inc.                                                65           2,157
                                                                                     10,857

SEMICONDUCTORS - 4.29%
Intel Corp.                                                           1,595          41,023
Marvell Technology Group Ltd.*                                          795          37,516
Photronics, Inc.*                                                       550          11,424
                                                                                     89,963

SOFTWARE - 4.59%
Microsoft Corp.                                                       2,985          81,789
Oracle Corp.*                                                         1,125          14,591
                                                                                     96,380

               TOTAL INFORMATION TECHNOLOGY - 21.61%                                453,299
               ----------------------------------------------------------------------------

MATERIALS:

CHEMICALS - 0.39%
Lubrizol Corp.                                                          200           8,270

METALS & MINING - 1.91%
Alpha Natural Resources, Inc.*                                          200           5,966
Peabody Energy Corp.                                                    475          34,043
                                                                                     40,009

               TOTAL MATERIALS - 2.30%                                               48,279
               ----------------------------------------------------------------------------

TELECOMMUNICATION SERVICES:

COMMUNICATIONS - 1.19%
Nextel Partners, Inc. (Class A)*                                        950    $     24,928

WIRELESS TELECOMMUNICATION SERVICES - 1.78%
Alamosa Holdings, Inc.*                                                 795          13,754
American Tower Corp.*                                                   643          15,341
NII Holdings Inc.*                                                      110           8,384
                                                                                     37,479

               TOTAL TELECOMMUNICATION SERVICES - 2.97%                              62,407
               ----------------------------------------------------------------------------
               TOTAL COMMON STOCK - 94.85%
               ----------------------------------------------------------------------------
               (Cost $1,743,913)                                                  1,990,003

MONEY MARKET FUND

SM&R Money Market Fund, 2.92% (a)                                   115,726         115,726

               TOTAL MONEY MARKET FUND - 5.52%
               ----------------------------------------------------------------------------
               (Cost $115,726)                                                      115,726

               TOTAL INVESTMENTS - 100.37%
               ----------------------------------------------------------------------------
               (Cost $1,859,639)                                                 2,105,729

               LIABILITIES IN EXCESS
               OF OTHER ASSETS - (0.37)%                                             (7,741)
               ----------------------------------------------------------------------------
               NET ASSETS - 100.00%                                            $  2,097,988
               ----------------------------------------------------------------------------

 * - Non-income producing securities

ABBREVIATIONS
ADR - American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS:
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2005. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Aggressive Growth Fund are affiliated by having the same investment advisor.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2005

ASSETS
Investments in unaffiliated securities, at value
   (Cost $1,743,913)                                                               $    1,990,003
Investments in affiliated money market fund (Cost $115,726)                               115,726
     Total investments (Cost $1,859,639)                                                2,105,729
Prepaid expenses                                                                            8,817
Receivable for:
   Investment securities sold                                                              14,853
   Dividends                                                                                2,113
   Expense reimbursement                                                                    5,172
     TOTAL ASSETS                                                                       2,136,684

LIABILITIES
Investment securities purchased                                                            16,100
Payable to investment advisor for fund expenses                                             9,874
Accrued:
   Investment advisory fee                                                                  1,981
   Administrative service fee                                                                 472
   Distribution fee                                                                         2,911
Other liabilities                                                                           7,358
     TOTAL LIABILITIES                                                                     38,696
     NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                                 $    2,097,988

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                         $    1,962,686
Accumulated net realized loss on investments                                             (110,788)
Net unrealized appreciation of investments                                                246,090
     NET ASSETS                                                                    $    2,097,988

NET ASSETS:
Class A                                                                            $    1,402,928
Class B                                                                            $      695,060
     TOTAL NET ASSETS                                                              $    2,097,988

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
   Authorized                                                                         100,000,000
   Outstanding                                                                            231,021
   Net asset value and redemption price per share                                  $         6.07
   Offering price per share:
     (Net asset value of $6.07/95%)                                                $         6.39
Class B:
   Authorized                                                                         100,000,000
   Outstanding                                                                            118,411
   Net asset value and offering price per share                                    $         5.87

                                              See notes to financial statements.

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2005

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $234)                                    $       19,471
Interest from affiliated money market fund                                                  2,519
     TOTAL INVESTMENT INCOME                                                               21,990

EXPENSES
Investment advisory fee                                                                    19,777
Administrative service fee                                                                  4,709
Professional fees                                                                           4,789
Custody and transaction fees                                                               18,381
Directors' fees                                                                             5,660
Insurance expenses                                                                            180
Compliance expenses                                                                           196
Qualification fees                                                                          6,052
   Class A                                                                                  6,873
   Class B                                                                                  6,902
Shareholder reporting expenses
   Class A                                                                                  4,682
   Class B                                                                                  2,794
Distribution fee
   Class A                                                                                  4,446
   Class B                                                                                  6,131
     TOTAL EXPENSES                                                                        91,572
     LESS EXPENSES REIMBURSED                                                             (52,704)
     NET EXPENSES                                                                          38,868
     INVESTMENT LOSS - NET                                                                (16,878)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                                          224,516
Change in unrealized appreciation of investments                                          207,698
     NET GAIN ON INVESTMENTS                                                              432,214
     NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                                                  $      415,336

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,

                                                                    2005           2004
                                                               ----------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment loss - net                                          $    (16,878)   $    (26,496)
Net realized gain on investments                                    224,516         108,477
Change in unrealized appreciation (depreciation) of
   investments                                                      207,698        (144,351)
Net increase (decrease) in net assets resulting
   from operations                                                  415,336         (62,370)

CAPITAL SHARE TRANSACTIONS - NET
   Class A                                                           86,880          77,874
   Class B                                                           47,518          95,390
     TOTAL NET CAPITAL SHARE TRANSACTIONS                           134,398         173,264
     TOTAL INCREASE IN NET ASSETS                                   549,734         110,894

NET ASSETS
Beginning of year                                                 1,548,254       1,437,360
End of year                                                    $  2,097,988    $  1,548,254

                                              See notes to financial statements.

                                                                      FINANCIALS

FINANCIAL HIGHLIGHTS

CLASS A SHARES

YEAR ENDED AUGUST 31                                     2005         2004(1)        2003(1)        2002(4)          2001
-----------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year                   $       4.81   $       4.96   $       4.24   $       5.91   $      10.00
Investment loss - net                                       (0.04)         (0.08)         (0.06)         (0.17)         (0.25)
Net realized and unrealized gain
 (loss) on investments                                       1.30          (0.07)          0.78          (1.50)         (3.84)
                                                     ------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                         1.26          (0.15)          0.72          (1.67)         (4.09)
                                                     ------------------------------------------------------------------------
Net asset value, end of year                         $       6.07   $       4.81   $       4.96   $       4.24   $       5.91
                                                     ========================================================================
    TOTAL RETURN(2)                                         26.20%         (3.02)%        16.98%        (28.26)%       (40.90)%
                                                     ========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                              $  1,402,928   $  1,034,437   $    994,871   $    666,982   $    487,497
Ratio of expenses with reimbursement
 to average net assets (3)                                   1.85%          1.85%          1.85%          4.48%          6.85%
Ratio of expenses without
 reimbursement to average net assets                         4.43%          4.17%          5.52%          6.01%          6.85%
Ratio of net investment loss to average net assets          (0.68)%        (1.43)%        (1.27)%        (3.99)%        (5.59)%
Portfolio turnover rate                                    167.62%        159.89%        179.56%        177.62%         70.58%

CLASS B SHARES

YEAR ENDED AUGUST 31                                     2005         2004(1)        2003(1)        2002(4)          2001
-----------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year                   $       4.69   $       4.87   $       4.19   $       5.89   $      10.00
Investment loss - net                                       (0.07)         (0.11)         (0.08)         (0.21)         (0.18)
Net realized and unrealized gain
 (loss) on investments                                       1.25          (0.07)          0.76          (1.49)         (3.93)
                                                     ------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                         1.18          (0.18)          0.68          (1.70)         (4.11)
                                                     ------------------------------------------------------------------------
Net asset value, end of year                         $       5.87   $       4.69   $       4.87   $       4.19   $       5.89
                                                     ========================================================================
    TOTAL RETURN(2)                                         25.16%         (3.70)%        16.23%        (28.86)%       (41.10)%
                                                     ========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                              $    695,060   $    513,817   $    442,489   $    328,254   $    230,547
Ratio of expenses with reimbursement
 to average net assets (3)                                   2.50%          2.50%          2.50%          5.56%          7.25%
Ratio of expenses without reimbursement
 to average net assets                                       5.75%          5.52%          7.36%          7.78%          7.25%
Ratio of net investment loss to average net assets          (1.33)%        (2.09)%        (1.91)%        (5.08)%        (6.12)%
Portfolio turnover rate                                    167.62%        159.89%        179.56%        177.62%         70.58%

(1) Per share information has been calculated using the average number of shares outstanding.

(2) Does not include the effect of sales charge.

(3) SM&R has voluntarily agreed to waive or reduce expenses to 1.85% for class A and 2.50% for class B until December 31, 2005.

(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

SM&R ALGER SMALL-CAP FUND

     INVESTMENT OBJECTIVE:

     The SM&R Alger Small-Cap Fund seeks to achieve long-term capital appreciation. The fund normally invests at least 80% of its total assets in the equity securities of small-capitalization companies listed on U.S. exchanges or in the over-the-counter market. A small capitalization company is one that has a market capitalization within the range of companies in the Russell 2000 Growth index or the S&P Small Cap 600 index. During the recent fiscal year, the management of the fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock bias provided a slight advantage in the small cap space as the Russell 2000 Growth index outperformed the Russell 2000 Value index.

MARKET REVIEW AND PORTFOLIO PERFORMANCE:

The twelve months ended August 31, 2005 were a solid period for equity securities across all market capitalizations and styles. Small and mid cap stocks (as measured by the broad Russell 2000 index and the Russell MidCap index) led the way with returns greater than 20% during the time period, while large cap stocks (as measured by the S &P 500 and the Russell 1000 index) posted hearty returns of 12% or higher.

     To start the fiscal year, September 2004 was a positive month for virtually all major indices. Investors put aside their concerns of high oil and gas prices, Iraq, the U.S. Presidential election and questions about the overall health of the economy, and the markets bounced back from the difficult period we saw in July and August of 2004.

The positive momentum that began in September carried into the fourth quarter of 2004, and the final three months of the calendar year were a solid period for the equity markets. Despite rising oil prices, a ballooning budget deficit and the dollar's continual decline, stocks moved higher in October, as investors chose to focus on strong corporate earnings reports and minimal inflation. That trend continued into November. With the smooth reelection of President Bush, better-than-expected consumer spending and merger activity on the rise, investors found good reason to buy. Despite the Fed's 25 basis point interest rate hike on November 10th, indices of all sizes and styles moved higher during the penultimate month of the year, with small-cap stocks leading the way. Buyers continued to dominate the markets during the final month of the year. Markets didn't seem to be phased by the Fed's December 14th decision to raise interest rates for the second time in as many months. Despite the 25 basis point hike, investors again seemed determined to focus on the positive: strong growth in the manufacturing sector, a reemergence of the U.S. IPO market and a retreat in the surging oil prices. As the new year approached, optimism seemed to be trumping fear and uncertainty.

In spite of the upbeat end to 2004, the first quarter of 2005 was a difficult period for most equity indices. Despite solid employment data in January and strong corporate earnings in the banking sector, stocks sank on inflationary jitters and tightening interest rates. The negative trend briefly reversed itself in February. Despite a slumping dollar and the Federal Reserve's decision to raise interest rates by 25 basis points on February 2nd, investors chose to focus on the strong retail and M&A markets. During the second month of the calendar year, most indices trended upward, with mid-cap value stocks leading the way. Unfortunately, the first quarter ended on an inauspicious note. Surging oil prices, continued inflationary fears and the Federal Reserve's March 22nd decision to raise interest rates yet again all combined to keep buyers out of the market in March. Stocks of all sizes and styles sank during the final month of the quarter, with small-cap growth stocks leading the downturn.

The downward trend we saw in the first quarter of 2005 continued through April, as the threat of inflation and ongoing interest rate increases weighed on the minds of investors. Despite an eighth

[SIDENOTE]

[CHART]

SECTOR WEIGHINGS BY TOTAL INVESTMENTS

AFFILIATED MONEY MARKET                    4.33%
CONSUMER DISCRETIONARY                    13.08%
CONSUMER STAPLES                           1.00%
ENERGY                                     8.36%
FINANCIALS                                 8.77%
HEALTH CARE                               20.58%
INDUSTRIALS                               16.16%
INFORMATION TECHNOLOGY                    21.01%
MATERIALS                                  3.95%
TELECOMMUNICATION SERVICES                 2.76%

consecutive 1/4 point rate increase from the Fed on the 3rd of the month, the market's downward trend finally reversed itself in May. Small and mid cap growth stocks that had been beaten down in the first few months of the year led the recovery. Consumer confidence improved for the second straight month in June, leading to positive returns for the last month of the quarter, despite a sell-off in late June that was spurred on by another surge in oil prices.
Even with the strong positive returns we saw in the second quarter, most major indices struggled to break through to positive territory for the first half of the calendar year.

     In July, the equity markets registered healthy gains once again, as second quarter earnings reports came in above earlier estimates. After an exceptionally strong July, the markets dipped in August. Investors gave back some of their gains from the previous month as rising oil prices weighed heavily on all market segments.

     It was a strong twelve month period for the SM&R Alger Small-Cap Fund. The fund returned 34.25% during the fiscal year ended August 31, 2005 versus a 25.07% return for the Lipper Small-Cap Growth Fund index. We also saw solid returns in the Financials, Industrials and Materials sectors.

MARKET & ECONOMIC OUTLOOK:

The economy remains in a "sweet spot" and corporate earnings continue to boom. Year-to-date, even though GDP growth is less than 4%, corporate profits are up nearly 15%. Some economists are predicting a coming "profits recession, "but we think that prediction will be as wrong as predictions of deflation and recession were two years ago. And stocks, in this scenario, are looking as cheap relative to bonds - not to mention real estate - as they have in nearly a generation.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Best Regards,

/s/ Jill Greenwald
Jill Greenwald, CFA, Portfolio Manager
SM&R Alger Small-Cap Fund

[CHART]

SM&R ALGER SMALL-CAP FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER SMALL-CAP FUND, CLASS A, AT OFFERING PRICE, LIPPER SMALL-CAP GROWTH INDEX AND THE S&P 500

[PLOT POINTS TO COME]

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/05. Inception date of these classes is 09/01/00.

  SHARE           ONE             FIVE
  CLASS           YEAR            YEAR
---------------------------------------------
    A            26.04%          (6.31)%
    B            25.20%          (5.78)%

SM&R Alger Small-Cap Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the average annual returns of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                                              MANAGER COMMENTARY

SCHEDULE OF INVESTMENTS August 31, 2005

COMMON STOCK                                                         SHARES           VALUE
CONSUMER DISCRETIONARY:

HOTELS, RESTAURANTS & LEISURE - 2.89%
Applebee's International, Inc.                                          960    $     21,226
Isle of Capri Casinos, Inc.*                                            410           9,016
Red Robin Gourmet Burgers Inc.*                                         430          20,674
Ruth's Chris Steak House, Inc.*                                         365           6,862
                                                                                     57,778

LEISURE EQUIPMENT & SERVICES - 1.15%
LIFE TIME FITNESS, Inc.*                                                685          22,947

MEDIA - 3.28%
Harris Interactive Inc.*                                              3,100          13,020
Media General, Inc. (Class A)                                           275          18,092
Spanish Broadcasting System, Inc. (Class A)*                          2,100          16,212
World Wrestling Entertainment, Inc.                                   1,450          18,313
                                                                                     65,637

RETAILING - 2.77%
A. C. Moore Arts & Crafts, Inc.*                                        800          18,208
Guitar Center, Inc.*                                                    300          17,220
Phillips-Van Heusen Corp.                                               595          19,927
                                                                                     55,355

SPECIALTY RETAIL - 3.09%
Ann Taylor Stores Corp.*                                                750          19,200
DSW, Inc.*                                                              710          15,975
Pacific Sunwear of California, Inc.*                                    600          14,328
PETCO Animal Supplies, Inc.*                                            550          12,166
                                                                                     61,669

               TOTAL CONSUMER DISCRETIONARY - 13.18%                                263,386
               ----------------------------------------------------------------------------

CONSUMER STAPLES:

FOOD & STAPLES RETAILING - 1.01%
Performance Food Group Co.*                                             650    $     20,130

               TOTAL CONSUMER STAPLES - 1.01%                                        20,130
               ----------------------------------------------------------------------------

ENERGY:

ENERGY & ENERGY SERVICES - 1.25%
Grey Wolf, Inc.*                                                      3,200          25,056

ENERGY EQUIPMENT & SERVICES - 4.62%
Hornbeck Offshore Services, Inc.*                                       800          28,400
Lone Star Technologies, Inc.*                                           350          19,355
Pioneer Drilling Co.*                                                 1,100          17,160
Todco (Class A)*                                                        791          27,464
                                                                                     92,379

OIL & GAS - 2.55%
General Maritime Corp.                                                  200           7,472
Range Resources Corp.                                                   750          26,123
Whiting Petroleum Corp.*                                                400          17,328
                                                                                     50,923

               TOTAL ENERGY - 8.42%                                                 168,358
               ----------------------------------------------------------------------------

FINANCIALS:

CAPITAL MARKETS - 2.00%
Affiliated Managers Group, Inc.*                                        300          21,783
Greenhill & Co., Inc.                                                   450          18,099
                                                                                     39,882

COMMON STOCK                                                         SHARES           VALUE
COMMERCIAL BANKS - 1.13%
Boston Private Financial Holdings, Inc.                                 850    $     22,584

DIVERSIFIED FINANCIALS - 1.10%
National Financial Partners Corp.                                       500          21,950

FINANCIAL SERVICES - 0.72%
GFI Group Inc.*                                                         435          14,390

INSURANCE - 1.93%
Ohio Casualty Corp.                                                     890          22,481
Universal American Financial Corp.*                                     700          16,065
                                                                                     38,546

INSURANCE, AGENTS, BROKERS, & SERVICES - 1.11%
Platinum Underwriters Holdings, Ltd.                                    685          22,249

THRIFTS & MORTGAGE FINANCE - 0.85%
Brookline Bancorp, Inc.                                               1,100          16,984

               TOTAL FINANCIALS - 8.84%                                             176,585
               ----------------------------------------------------------------------------

HEALTH CARE:

BIOTECHNOLOGY - 5.83%
Alkermes, Inc.*                                                       1,200          22,536
Encysive Pharmaceuticals Inc.*                                        1,550          19,189
Protein Design Labs, Inc.*                                              800          21,392
Rigel Pharmaceuticals, Inc.*                                            750          15,097
Theravance, Inc.*                                                     1,010          20,715
Vertex Pharmaceuticals Inc.*                                            950          17,480
                                                                                    116,409

HEALTH CARE EQUIPMENT & SUPPLIES - 5.23%
Haemonetics Corp.*                                                      350    $     15,554
Hologic, Inc.                                                           425          20,498
Illumina, Inc.*                                                       1,530          18,666
Immucor, Inc.*                                                          562          13,303
Intuitive Surgical, Inc.*                                               255          18,972
Sybron Dental Specialties, Inc.*                                        450          17,446
                                                                                    104,439

HEALTH CARE PROVIDERS & SERVICES - 7.03%
Psychiatric Solutions, Inc.*                                            500          23,900
Sierra Health Services, Inc.*                                           350          23,555
Sunrise Senior Living, Inc.*                                            400          23,756
Symbion, Inc.*                                                        1,000          26,770
VCA Antech, Inc.*                                                       750          17,992
WellCare Health Plans Inc.*                                             650          24,440
                                                                                    140,413

MEDICAL SERVICES - 0.24%
Ventana Medical Systems, Inc.*                                          120           4,859

MEDICAL TECHNOLOGY - 1.79%
Adams Respiratory Therapeutics, Inc.*                                   435          14,720
Allscripts Healthcare Solutions, Inc.*                                  665          11,824
Syneron Medical Ltd.*                                                   250           9,230
                                                                                     35,774

PHARMACEUTICALS - 0.64%
Impax Laboratories, Inc.*                                             1,150          12,719

               TOTAL HEALTH CARE - 20.76%                                           414,613
               ----------------------------------------------------------------------------

                                                                        HOLDINGS

COMMON STOCK                                                         SHARES           VALUE
INDUSTRIALS:

AEROSPACE - 1.11%
BE Aerospace, Inc.*                                                   1,400    $     22,204

AEROSPACE & DEFENSE - 2.53%
Esterline Technologies Corp.*                                           650          28,373
SI International Inc.*                                                  710          22,280
                                                                                     50,653

AIRLINES - 0.83%
AirTran Holdings, Inc.*                                               1,600          16,528

COMMERCIAL SERVICES & SUPPLIES - 4.29%
CoStar Group Inc.*                                                      400          18,704
FTI Consulting, Inc.*                                                   950          23,655
Gevity HR, Inc.                                                         950          21,185
Universal Technical Institute Inc.*                                     695          22,247
                                                                                     85,791

CONSTRUCTION & ENGINEERING - 1.02%
URS Corp.*                                                              540          20,347

FREIGHT - 1.18%
Landstar System, Inc.*                                                  650          23,608

MACHINERY - 4.23%
Actuant Corp. (Class A)*                                                500          21,200
Bucyrus International, Inc.                                             450          20,304
Gardner Denver Inc.*                                                    625          26,138
Watts Water Technologies, Inc. (Class A)                                500          16,930
                                                                                     84,572

TRANSPORTATION - 1.09%
Genco Shipping & Trading Ltd.*                                        1,060          21,730

               TOTAL INDUSTRIALS - 16.28%                                           325,433
               ----------------------------------------------------------------------------

INFORMATION TECHNOLOGY:

COMMUNICATIONS EQUIPMENT - 2.32%
Arris Group Inc.*                                                     1,390    $     14,581
F5 Networks, Inc.*                                                      350          14,452
Powerwave Technologies, Inc.*                                         1,650          17,292
                                                                                     46,325

COMPUTER SERVICES - 1.16%
Open Solutions Inc.*                                                  1,030          23,257

COMPUTER SOFTWARE - 1.99%
Hyperion Solutions Corp.*                                               300          13,011
VeriFone Holdings, Inc.*                                              1,220          26,779
                                                                                     39,790

INFORMATION TECHNOLOGY SERVICES - 2.11%
Global Payments Inc.                                                    370          24,339
Kanbay International Inc.*                                              800          17,832
                                                                                     42,171

INTERNET SOFTWARE & SERVICES - 4.03%
aQuantive, Inc.*                                                        905          16,344
IVillage Inc.*                                                        2,250          14,445
Jupitermedia Corp.*                                                     880          14,696
Netease.com Inc.*                                                       265          19,258
Openwave Systems Inc.*                                                  916          15,764
                                                                                     80,507

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 3.05%
FormFactor Inc.*                                                        650          17,661
Tessera Technologies Inc.*                                              670          22,231
Trident Microsystems, Inc.*                                             600          21,072
                                                                                     60,964

COMMON STOCK                                                         SHARES           VALUE
SEMICONDUCTORS - 3.73%
ATMI, Inc.*                                                             650    $     20,040
Microsemi Corp.*                                                        850          20,477
Photronics, Inc.*                                                       750          15,578
Veeco Instruments Inc.*                                               1,005          18,462
                                                                                     74,557

SEMICONDUCTORS CAPITAL EQUIPMENT - 1.06%
SiRF Technology Holdings, Inc.*                                         830          21,082

SOFTWARE - 1.72%
Fair Isaac Corp.                                                        435          17,778
Quest Software, Inc.*                                                 1,230          16,679
                                                                                     34,457

               TOTAL INFORMATION TECHNOLOGY - 21.17%                                423,110
               ----------------------------------------------------------------------------

MATERIALS:
CHEMICALS - 1.98%
Lubrizol Corp.                                                          550          22,742
Westlake Chemical Corp.                                                 615          16,912
                                                                                     39,654
METALS & MINING - 2.01%
Alpha Natural Resources, Inc.*                                          750          22,372
Cleveland-Cliffs Inc.                                                   250          17,770
                                                                                     40,142

               TOTAL MATERIALS - 3.99%                                               79,796
               ----------------------------------------------------------------------------

TELECOMMUNICATION SERVICES:

WIRELESS TELECOMMUNICATION SERVICES - 2.78%
Inphonic, Inc.*                                                       1,050    $     16,107
SBA Communications Corp.                                                985          14,824
UbiquiTel Inc.*                                                       2,850          24,709
                                                                                     55,640

               TOTAL TELECOMMUNICATION SERVICES - 2.78%                              55,640
               ----------------------------------------------------------------------------
               TOTAL COMMON STOCK - 96.43%
               ----------------------------------------------------------------------------
               (Cost $1,613,188)                                                  1,927,051

MONEY MARKET FUND

SM&R Money Market Fund, 2.92% (a)                                    87,174          87,174

               TOTAL MONEY MARKET FUND - 4.36%
               ----------------------------------------------------------------------------
               (Cost $87,174)                                                        87,174

               TOTAL INVESTMENTS - 100.79%
               ----------------------------------------------------------------------------
               (Cost $1,700,362)                                                  2,014,225

               LIABILITIES IN EXCESS
               OF OTHER ASSETS - (0.79%)                                            (15,864)
               ----------------------------------------------------------------------------
               NET ASSETS - 100.00%                                            $  1,998,361

 * - Non-income producing securities

NOTE TO SCHEDULE OF INVESTMENTS:
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2005. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Small-Cap Fund are affiliated by having the same investment advisor.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2005

ASSETS
Investments in unaffiliated securities, at value
  (Cost $1,613,188)                                                                $    1,927,051
Investments in affiliated money market fund
  (Cost $87,174)                                                                           87,174
     Total investments (Cost $1,700,362)                                                2,014,225
Prepaid expenses                                                                            7,874
Receivable for:
 Investment securities sold                                                                   861
 Capital stock sold                                                                           100
 Dividends                                                                                    660
 Expense reimbursement                                                                      4,927
     TOTAL ASSETS                                                                       2,028,647

LIABILITIES
Investment securities purchased                                                             8,342
Payable to investment advisor for fund expenses                                             9,668
Accrued:
  Investment advisory fee                                                                   1,804
  Administrative service fee                                                                  451
  Distribution fee                                                                          2,674
Other liabilities                                                                           7,347
     TOTAL LIABILITIES                                                                     30,286
     NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                                 $    1,998,361

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                              1,524,975
Accumulated net realized gain on investments                                              159,523
Net unrealized appreciation of investments                                                313,863
     NET ASSETS                                                                    $    1,998,361

NET ASSETS:
Class A                                                                            $    1,388,538
Class B                                                                            $      609,823
     TOTAL NET ASSETS                                                              $    1,998,361

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                                          100,000,000
  Outstanding                                                                             186,735
  Net asset value and redemption price per share                                   $         7.44
  Offering price per share:
     (Net asset value of $7.44/95%)                                                $         7.83
Class B:
  Authorized                                                                          100,000,000
  Outstanding                                                                              83,124
  Net asset value and offering price per share                                     $         7.34

                                              See notes to financial statements.

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2005

INVESTMENT INCOME
Dividends                                                                          $        5,015
Interest from affiliated money market fund                                                  2,300
     TOTAL INVESTMENT INCOME                                                                7,315

EXPENSES
Investment advisory fee                                                                    17,644
Administrative service fee                                                                  4,411
Professional fees                                                                           5,165
Custody and transaction fees                                                               19,474
Directors' fees                                                                             5,659
Insurance expenses                                                                            174
Compliance expenses                                                                           181
Qualification fees                                                                          6,103
  Class A                                                                                   6,880
  Class B                                                                                   6,880
Shareholder reporting expenses
  Class A                                                                                   3,764
  Class B                                                                                   2,488
Distribution fee
  Class A                                                                                   4,273
  Class B                                                                                   5,434
     TOTAL EXPENSES                                                                        88,530
     LESS EXPENSES REIMBURSED                                                             (51,436)
     NET EXPENSES                                                                          37,094
     INVESTMENT LOSS - NET                                                                (29,779)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                                          230,960
Change in unrealized appreciation of investments                                          283,112
     NET GAIN ON INVESTMENTS                                                              514,072
     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                                   $      484,293

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,

                                                                   2005            2004
                                                               ----------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment loss - net                                          $    (29,779)   $    (26,759)
Net realized gain on investments                                    230,960         280,322
Change in unrealized appreciation
  (depreciation) of investments                                     283,112        (215,929)
Net increase in net assets
  resulting from operations                                         484,293          37,634

DISTRIBUTIONS TO SHAREHOLDERS FROM
Capital Gains
  Class A                                                           (26,456)              -
  Class B                                                           (12,091)              -
    TOTAL DISTRIBUTIONS
      TO SHAREHOLDERS                                               (38,547)              -

CAPITAL SHARE TRANSACTIONS - NET
  Class A                                                           100,319         161,175
  Class B                                                            20,517          71,015
    TOTAL NET CAPITAL
      SHARE TRANSACTIONS                                            120,836         232,190
    TOTAL INCREASE IN NET ASSETS                                    566,582         269,824

NET ASSETS
Beginning of year                                                 1,431,779       1,161,955
End of year                                                    $  1,998,361    $  1,431,779

                                              See notes to financial statements.

                                                                      FINANCIALS

FINANCIAL HIGHLIGHTS

CLASS A SHARES

YEAR ENDED AUGUST 31                                2005            2004(1)          2003(1)          2002(4)           2001
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year              $       5.73     $       5.46     $       4.33     $       5.54     $      10.00
Investment loss - net                                  (0.10)           (0.10)           (0.07)           (0.32)           (0.55)
Net realized and unrealized gain
  (loss) on investments                                 1.96             0.37             1.20            (0.89)           (3.91)
                                                --------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                    1.86             0.27             1.13            (1.21)           (4.46)
Less distributions from Capital gains                  (0.15)               -                -                -                -
                                                --------------------------------------------------------------------------------
Net asset value, end of year                    $       7.44     $       5.73     $       5.46     $       4.33     $       5.54
                                                ================================================================================
    TOTAL RETURN(2)                                    32.64%            4.94%           26.10%          (21.84)%         (44.60)%
                                                ================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                         $  1,388,538     $    978,028     $    789,625     $    436,796     $    295,132
Ratio of expenses with reimbursement
  to average net assets (3)                             1.90%            1.90%            1.90%            6.60%           11.53%
Ratio of expenses without
  reimbursement to average net assets                   4.55%            4.65%            6.89%            9.68%           11.53%
Ratio of net investment loss to average
  net assets                                           (1.49)%          (1.70)%          (1.64)%          (6.33)%         (10.61)%
Portfolio turnover rate                               126.84%          143.21%          131.48%          176.50%          138.73%

CLASS B SHARES

YEAR ENDED AUGUST 31                                2005            2004(1)          2003(1)          2002(4)           2001
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year              $       5.69     $       5.47     $       4.32     $       5.65     $      10.00
Investment loss - net                                  (0.14)           (0.14)           (0.10)           (0.41)           (0.37)
Net realized and unrealized gain
  (loss) on investments                                 1.94             0.36             1.25            (0.92)           (3.98)
                                                --------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                    1.80             0.22             1.15            (1.33)           (4.35)
Less distributions from Capital gains                  (0.15)               -                -                -                -
                                                --------------------------------------------------------------------------------
Net asset value, end of year                    $       7.34     $       5.69     $       5.47     $       4.32     $       5.65
                                                ================================================================================
    TOTAL RETURN(2)                                    31.80%            4.02%           26.62%          (23.54)%         (43.50)%
                                                ================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                         $    609,823     $    453,751     $    372,330     $    206,871     $    171,656
Ratio of expenses with reimbursement
  to average net assets (3)                             2.55%            2.55%            2.55%            8.05%           11.97%
Ratio of expenses without
  reimbursement to average net assets                   6.06%            6.11%            9.05%           11.65%           11.97%
Ratio of net investment loss to average
  net assets                                           (2.14)%          (2.35)%          (2.29)%          (7.77)%         (11.25)%
Portfolio turnover rate                               126.84%          143.21%          131.48%          176.50%          138.73%

(1) Per share information has been calculated using the average number of shares outstanding.

(2)  Does not include the effect of sales charge.

(3) SM&R has voluntarily agreed to waive or reduce expenses to 1.90% for class A and 2.55% for class B until December 31, 2005.

(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

SM&R ALGER GROWTH FUND

     INVESTMENT OBJECTIVE:

     The SM&R Alger Growth Fund seeks to achieve long-term capital appreciation. The fund normally invests at least 65% of its total assets in the equity securities of large companies listed on U.S. exchanges or in the over-the-counter market. The fund considers a large company to have a market capitalization of $10 billion or greater. During the recent fiscal year, the management of the fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock bias provided a slight disadvantage in the large cap space as the Russell 1000 Growth index underperformed the Russell 1000 Value index.

MARKET REVIEW AND PORTFOLIO PERFORMANCE:

The twelve months ended August 31, 2005 were a solid period for equity securities across all market capitalizations and styles. Small and mid cap stocks (as measured by the broad Russell 2000 index and the Russell MidCap index) led the way with returns greater than 20% during the time period, while large cap stocks (as measured by the S&P 500 and the Russell 1000 index) posted hearty returns of 12% or higher.

     To start the fiscal year, September 2004 was a positive month for virtually all major indices. Investors put aside their concerns of high oil and gas prices, Iraq, the U.S. Presidential election and questions about the overall health of the economy, and the markets bounced back from the difficult period we saw in July and August of 2004.

The positive momentum that began in September carried into the fourth quarter of 2004, and the final three months of the calendar year were a solid period for the equity markets. Despite rising oil prices, a ballooning budget deficit and the dollar's continual decline, stocks moved higher in October, as investors chose to focus on strong corporate earnings reports and minimal inflation. That trend continued into November. With the smooth reelection of President Bush, better-than-expected consumer spending and merger activity on the rise, investors found good reason to buy. Despite the Fed's 25 basis point interest rate hike on November 10th, indices of all sizes and styles moved higher during the penultimate month of the year, with small-cap stocks leading the way. Buyers continued to dominate the markets during the final month of the year. Markets didn't seem to be phased by the Fed's December 14th decision to raise interest rates for the second time in as many months. Despite the 25 basis point hike, investors again seemed determined to focus on the positive: strong growth in the manufacturing sector, a reemergence of the U.S. IPO market and a retreat in the surging oil prices. As the new year approached, optimism seemed to be trumping fear and uncertainty.

Inspite of the upbeat end to 2004, the first quarter of 2005 was a difficult period for most equity indices. Despite solid employment data in January and strong corporate earnings in the banking sector, stocks sank on inflationary jitters and tightening interest rates. The negative trend briefly reversed itself in February. Despite a slumping dollar and the Federal Reserve's decision to raise interest rates by 25 basis points on February 2nd, investors chose to focus on the strong retail and M&A markets. During the second month of the calendar year, most indices trended upward, with mid-cap value stocks leading the way. Unfortunately, the first quarter ended on an inauspicious note. Surging oil prices, continued inflationary fears and the Federal Reserve's March 22nd decision to raise interest rates yet again all combined to keep buyers out of the market in March. Stocks of all sizes and styles sank during the final month of the quarter, with small-cap growth stocks leading the downturn.

     The downward trend we saw in the first quarter of 2005 continued through April, as the threat of inflation and ongoing interest rate increases weighed on the minds of investors. Despite an eighth consecutive 1/4 point rate increase from the Fed on the 3rd of the month, the market's downward trend finally reversed itself in May. Small and mid cap growth stocks that had been beaten down in the first few months of the year led the recovery. Consumer confidence improved for the second straight month in June, leading to positive returns for the last month of the quarter, despite a sell-off in late June that was

[SIDENOTE]

[CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

AFFILIATED MONEY MARKET      1.90%
CONSUMER DISCRETIONARY      20.33%
CONSUMER STAPLES             6.54%
ENERGY                      10.58%
FINANCIALS                  10.17%
HEALTH CARE                 18.32%
INDUSTRIALS                  4.08%
INFORMATION TECHNOLOGY      22.27%
MATERIALS                    1.84%
TELECOMMUNICATION SERVICES   3.97%

     spurred on by another surge in oil prices. Even with the strong positive returns we saw in the second quarter, most major indices struggled to break through to positive territory for the first half of the calendar year.

     In July, the equity markets registered healthy gains once again, as second quarter earnings reports came in above earlier estimates. After an exceptionally strong July, the markets dipped in August. Investors gave back some of their gains from the previous month as rising oil prices weighed heavily on all market segments.

It was a strong twelve month period for the SM&R Alger Growth Fund. The fund returned 23.67% during the fiscal year ended August 31, 2005, versus a return of 12.56% for the S&P 500 index. The fund also outperformed the Lipper Large-Cap Growth Fund index, which returned 15.47% over the same time period. Relative to the S&P 500 index, the fund benefited from solid security selection throughout the portfolio, with the greatest returns coming from the Energy and Materials sectors. We also saw solid returns in the overweight Consumer Discretionary and Information Technology sectors.

MARKET & ECONOMIC OUTLOOK:

The economy remains in a "sweet spot" and corporate earnings continue to boom. Year-to-date, even though GDP growth is less than 4%, corporate profits are up nearly 15%. Some economists are predicting a coming "profits recession," but we think that prediction will be as wrong as predictions of deflation and recession were two years ago. And stocks, in this scenario, are looking as cheap relative to bonds - not to mention real estate - as they have in nearly a generation.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Best Regards,

/s/ Dan Chung
Dan Chung, CFA, Portfolio Manager
SM&R Alger Growth Fund

[CHART]

SM&R ALGER GROWTH FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER GROWTH FUND, CLASS A, AT OFFERING PRICE, AND LIPPER LARGE-CAP GROWTH INDEX AND THE S&P 500

[PLOT POINTS TO COME]

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/05. Inception date of these classes is 09/01/00.

SHARE     ONE          FIVE
CLASS     YEAR         YEAR
-------------------------------
  A       15.94%      (9.48)%
  B       15.30%      (9.36)%

SM&R Alger Growth Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                                              MANAGER COMMENTARY

SCHEDULE OF INVESTMENTS August 31, 2005

COMMON STOCK                                                         SHARES          VALUE
CONSUMER DISCRETIONARY:

HOTELS, RESTAURANTS & LEISURE - 2.11%
Penn National Gaming Inc.*                                              400   $     13,632
Yum! Brands, Inc.                                                     1,030         48,801
                                                                                    62,433
INTERNET & CATALOG RETAIL - 3.14%
eBay Inc.*                                                            1,480         59,925
Netflix Inc.*                                                         1,530         32,987
                                                                                    92,912
MEDIA - 6.21%
News Corp. (Class A)                                                  2,700         43,767
Sirius Satellite Radio Inc.*                                          6,585         45,305
Walt Disney Co. (The)                                                 1,450         36,525
XM Satellite Radio Holdings Inc. (Class A)*                           1,650         58,162
                                                                                   183,759
MULTI-LINE RETAIL - 1.73%
Federated Department Stores, Inc.                                       540         37,249
J.C. Penney Co., Inc (Holding Co.)                                      285         13,860
                                                                                    51,109
RETAILING - 3.21%
CVS Corp.                                                             2,005         58,887
Saks Inc.*                                                            1,660         36,039
                                                                                    94,926
SPECIALTY RETAIL - 2.39%
Bed Bath & Beyond, Inc.*                                              1,025         41,564
Lowe's Companies, Inc.                                                  455         29,261
                                                                                    70,825
TEXTILES, APPAREL & LUXURY GOODS - 1.49%
Polo Ralph Lauren Corp. (Class A)                                       895         44,347

               TOTAL CONSUMER DISCRETIONARY - 20.28%                               600,311
               ---------------------------------------------------------------------------

CONSUMER STAPLES:

BEVERAGES - 1.01%
PepsiCo, Inc.                                                           545   $     29,893

CONSUMER PRODUCTS - 1.74%
Gillette Co.                                                            955         51,446

FOOD & STAPLES RETAILING - 0.74%
Wal-Mart Stores, Inc.                                                   485         21,806

PERSONAL PRODUCTS - 2.18%
Avon Products, Inc.                                                   1,970         64,655

TOBACCO - 0.86%
Altria Group, Inc.                                                      360         25,452

               TOTAL CONSUMER STAPLES - 6.53%                                      193,252
               ---------------------------------------------------------------------------

ENERGY:

ENERGY & ENERGY SERVICES - 1.67%
Suncor Energy, Inc.                                                     835         49,482

ENERGY EQUIPMENT & SERVICES - 3.34%
National-Oilwell, Inc.*                                                 745         47,836
Transocean Inc.*                                                        860         50,774
                                                                                    98,610
OIL & GAS - 5.55%
Exxon Mobil Corp.                                                     1,135         67,987
Sasol Ltd. ADR                                                          715         23,881
Talisman Energy Inc.                                                    975         47,746
Williams Companies, Inc.                                              1,100         24,684
                                                                                   164,298

               TOTAL ENERGY - 10.56%                                               312,390
               ---------------------------------------------------------------------------

COMMON STOCK                                                         SHARES          VALUE
FINANCIALS:

BANKS - 1.01%
Wachovia Corp.                                                          600   $     29,772

CAPITAL MARKETS - 1.04%
Legg Mason, Inc.                                                        295         30,836

DIVERSIFIED FINANCIALS - 3.21%
Citigroup Inc.                                                          875         38,299
Franklin Resources, Inc.                                                350         28,154
Merrill Lynch & Co., Inc.                                               500         28,580
                                                                                    95,033

FINANCIAL SERVICES - 0.79%
Principal Financial Group, Inc.                                         510         23,358

INSURANCE - 4.09%
American International Group, Inc.                                      500         29,600
CIGNA Corp.                                                             505         58,237
Genworth Financial Inc. (Class A)                                       600         19,302
Marsh & McLennan Companies, Inc.                                        500         14,025
                                                                                   121,164

               TOTAL FINANCIALS - 10.14%                                           300,163
               ---------------------------------------------------------------------------

HEALTH CARE:

BIOTECHNOLOGY - 2.17%
Amgen Inc.*                                                             185         14,781
Genentech, Inc.*                                                        525         49,319
                                                                                    64,100

HEALTH CARE - 2.12%
Humana Inc.*                                                          1,305         62,849

HEALTH CARE EQUIPMENT & SUPPLIES - 2.32%
Medtronic, Inc.                                                         645   $     36,765
St. Jude Medical, Inc.                                                  350         16,065
Varian Medical Systems, Inc.*                                           400         15,928
                                                                                    68,758

HEALTH CARE PROVIDERS & SERVICES - 7.41%
AmerisourceBergen Corp.                                                 450         33,601
Caremark Rx, Inc.*                                                      900         42,057
HCA, Inc.                                                             1,100         54,230
Health Management Associates, Inc. (Class A)                          1,830         44,506
Medco Health Solutions, Inc.*                                           910         44,836
                                                                                   219,230

PHARMACEUTICALS - 4.26%
Schering-Plough Corp.                                                 2,280         48,815
Sepracor Inc.*                                                          625         31,375
Wyeth                                                                 1,000         45,790
                                                                                   125,980

               TOTAL HEALTH CARE - 18.28%                                          540,917
               ---------------------------------------------------------------------------

INDUSTRIALS:

AEROSPACE & DEFENSE - 2.53%
Boeing Co.                                                              450         30,159
General Dynamics Corp.                                                  390         44,690
                                                                                    74,849
MACHINERY - 1.54%
Caterpillar Inc.                                                        820         45,502

               TOTAL INDUSTRIALS - 4.07%                                           120,351
               ---------------------------------------------------------------------------

                                                                        HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2005

COMMON STOCK                                                         SHARES          VALUE
INFORMATION TECHNOLOGY:

COMMUNICATIONS EQUIPMENT - 3.50%
Cisco Systems Inc.*                                                   2,100   $     37,002
Corning Inc.*                                                         1,550         30,938
Motorola, Inc.                                                        1,635         35,774
                                                                                   103,714

COMPUTER RELATED & BUSINESS SERVICES - 4.77%
Apple Computer, Inc.*                                                 1,615         75,792
EMC Corp.*                                                            1,450         18,647
Network Appliance, Inc.*                                              1,965         46,649
                                                                                   141,088

COMPUTER SOFTWARE - 1.02%
NAVTEQ Corp.*                                                           650         30,251

INTERNET SOFTWARE & SERVICES - 3.11%
Google Inc. (Class A)*                                                  115         32,890
Yahoo! Inc.*                                                          1,775         59,179
                                                                                    92,069

SEMICONDUCTORS - 3.98%
Intel Corp.                                                           1,660         42,695
Linear Technology Corp.                                               1,295         49,119
Marvell Technology Group Ltd.*                                          550         25,955
                                                                                   117,769

SOFTWARE - 5.83%
Electronic Arts Inc.*                                                   425         24,344
Microsoft Corp.                                                       3,865        105,901
Oracle Corp.*                                                         3,260         42,282
                                                                                   172,527

               TOTAL INFORMATION TECHNOLOGY - 22.21%                               657,418
               ---------------------------------------------------------------------------

MATERIALS:

METALS & MINING - 1.84%
Peabody Energy Corp.                                                    760         54,469

               TOTAL MATERIALS - 1.84%                                              54,469

TELECOMMUNICATION SERVICES:

COMMUNICATIONS - 2.71%
Nextel Partners, Inc. (Class A)*                                      1,200   $     31,488
Sprint Nextel Corp.                                                   1,875         48,619
                                                                                    80,107

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.26%
ALLTEL Corp.                                                            600         37,194

               TOTAL TELECOMMUNICATION SERVICES - 3.97%                            117,301
               ---------------------------------------------------------------------------
               TOTAL COMMON STOCK - 97.88%
               ---------------------------------------------------------------------------
               (Cost $2,656,926)                                                 2,896,572

MONEY MARKET FUND:

SM&R Money Market Fund, 2.92%(a)                                     56,044         56,044

               TOTAL MONEY MARKET FUND - 1.89%
               ---------------------------------------------------------------------------
               (Cost $56,044)                                                       56,044

               TOTAL INVESTMENTS - 99.77%
               ---------------------------------------------------------------------------
               (Cost $2,712,970)                                                 2,952,616

               CASH AND OTHER ASSETS, LESS LIABILITIES - 0.23%                       6,791
               ---------------------------------------------------------------------------
               NET ASSETS - 100.00%                                           $  2,959,407
               ---------------------------------------------------------------------------

* - Non-income producing securities

ABBREVIATIONS
ADR - American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS:
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2005. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Growth Fund are affiliated by having the same investment advisor.

See notes to financial statements.

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2005

ASSETS
Investments in unaffiliated securities, at value
  (Cost $2,656,926)                                                $  2,896,572
Investments in affiliated money market fund                              56,044
  (Cost $56,044)
     Total investments (Cost $2,712,970)                              2,952,616
Prepaid expenses                                                          9,854
Receivable for:
  Investment securities sold                                             64,700
  Capital stock sold                                                         30
  Dividends                                                               2,722
  Expense reimbursement                                                   5,403
     TOTAL ASSETS                                                     3,035,325

LIABILITIES
Investment securities purchased                                          49,496
Payable to investment advisor for fund expenses                          10,501
Accrued:
 Investment advisory fee                                                  2,283
 Administrative service fee                                                 672
 Distribution fee                                                         4,504
Other liabilities                                                         8,462
     TOTAL LIABILITIES                                                   75,918
     NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                 $  2,959,407

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                            2,817,103
Accumulated net realized loss on investments                            (97,342)
Net unrealized appreciation of investments                              239,646
     NET ASSETS                                                    $  2,959,407

NET ASSETS:
Class A                                                            $  1,815,584
Class B                                                            $  1,143,823
     TOTAL NET ASSETS                                              $  2,959,407

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                        100,000,000
  Outstanding                                                           283,574
  Net asset value and redemption price per share                   $       6.40
  Offering price per share:
     (Net asset value of $6.40/95%)                                $       6.74
Class B:
  Authorized                                                        100,000,000
  Outstanding                                                           185,011
  Net asset value and offering price per share                     $       6.18

                                              See notes to financial statements.

                                                                      FINANCIALS

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31,2005

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $213)                    $     36,812
Interest from affiliated money market fund                                1,308
     TOTAL INVESTMENT INCOME                                             38,120

EXPENSES
Investment advisory fee                                                  23,514
Administrative service fee                                                6,916
Professional fees                                                         5,165
Custody and transaction fees                                             21,998
Directors' fees                                                           5,660
Insurance expenses                                                          449
Compliance expenses                                                         287
Qualification fees                                                        6,077
  Class A                                                                 6,898
  Class B                                                                 7,023
Shareholder reporting expenses
  Class A                                                                 5,499
  Class B                                                                 3,810
Distribution fee
  Class A                                                                 5,794
  Class B                                                                11,108
     TOTAL EXPENSES                                                     110,198
     LESS EXPENSES REIMBURSED                                           (55,919)
     NET EXPENSES                                                        54,279
     INVESTMENT LOSS - NET                                              (16,159)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                        305,796
Change in unrealized appreciation of investments                        258,817
     NET GAIN ON INVESTMENTS                                            564,613
     NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                                  $    548,454

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,

                                                                   2005           2004
                                                               ---------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment loss - net                                          $    (16,159)  $    (31,598)
Net realized gain on investments                                    305,796        273,071
Change in unrealized appreciation                                   258,817       (266,532)
  (depreciation) of investments
Net increase (decrease) in net assets
  resulting from operations                                         548,454        (25,059)

CAPITAL SHARE TRANSACTIONS - NET
  Class A                                                            32,629        392,749
  Class B                                                           (26,306)       129,705
    TOTAL NET CAPITAL
      SHARE TRANSACTIONS                                              6,323        522,454
    TOTAL INCREASE IN NET ASSETS                                    554,777        497,395

NET ASSETS
Beginning of year                                                 2,404,630      1,907,235
End of year                                                    $  2,959,407   $  2,404,630

                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS

CLASS A SHARES

YEAR ENDED AUGUST 31                                2005            2004(1)          2003(1)          2002(4)           2001
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year              $       5.24     $       5.20     $       4.58     $       6.38     $      10.00
Investment loss - net                                  (0.02)           (0.06)           (0.04)           (0.12)           (0.21)
Net realized and unrealized gain (loss)
  on investments                                        1.18             0.10             0.66            (1.68)           (3.41)
                                                --------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                    1.16             0.04             0.62            (1.80)           (3.62)
                                                --------------------------------------------------------------------------------
Net asset value, end of year                    $       6.40     $       5.24     $       5.20     $       4.58     $       6.38
                                                ================================================================================
    TOTAL RETURN(2)                                    22.14%            0.77%           13.54%          (28.21)%         (36.20)%
                                                ================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                         $  1,815,584     $  1,448,385     $  1,071,035     $    698,670     $    608,836
Ratio of expenses with reimbursement to
  average net assets (3)                                1.70%            1.70%            1.70%            3.54%            5.52%
Ratio of expenses without reimbursement to
  average net assets                                    3.63%            3.32%            4.76%            4.65%            5.52%
Ratio of net investment loss to average
  net assets                                           (0.33)%          (1.06)%          (0.86)%          (2.64)%          (4.49)%
Portfolio turnover rate                               256.52%          162.19%          222.55%          180.20%           65.24%

CLASS B SHARES

YEAR ENDED AUGUST 31                                2005            2004(1)          2003(1)          2002(4)           2001
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year              $       5.09     $       5.08     $       4.51     $       6.31     $      10.00
Investment loss - net                                  (0.06)           (0.09)           (0.07)           (0.15)           (0.13)
Net realized and unrealized gain (loss)
  on investments                                        1.15             0.10             0.64            (1.65)           (3.56)
                                                --------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                    1.09             0.01             0.57            (1.80)           (3.69)
                                                --------------------------------------------------------------------------------
Net asset value, end of year                    $       6.18     $       5.09     $       5.08     $       4.51     $       6.31
                                                ================================================================================
    TOTAL RETURN(2)                                    21.41%            0.20%           12.64%          (28.53)%         (36.90)%
                                                ================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                         $  1,143,823     $    956,245     $    836,200     $    653,702     $    456,784
Ratio of expenses with reimbursement to
  average net assets (3)                                2.35%            2.35%            2.35%            4.13%            5.84%
Ratio of expenses without reimbursement to
  average net assets                                    4.51%            4.20%            5.53%            5.30%            5.84%
Ratio of net investment loss to average
  net assets                                           (0.98)%          (1.71)%          (1.51)%          (3.24)%          (4.91)%
Portfolio turnover rate                               256.52%          162.19%          222.55%          180.20%           65.24%

(1) Per share information has been calculated using the average number of shares outstanding.

(2)  Does not include the effect of sales charge.

(3) SM&R has voluntarily agreed to waive or reduce expenses to 1.70% for class A and 2.35% for class B until December 31, 2005.

(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

SM&R GROWTH FUND

     A MESSAGE TO OUR SHAREHOLDERS:

     The SM&R Growth Fund's objective continues to be providing the opportunity for capital appreciation over time. The fund is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing earnings and cash flow growth. For the fiscal year ended August 31, 2005, the fund produced a return of 9.01%, before sales charges (but after other expenses), to Class T investors at net asset value. Over that same time period, the U.S. equity markets also posted strong results, -with the S&P 500 returning 10.35%, the NASDAQ returning 16.30%, and the Dow Jones Industrial Average returning 3.08%.
     The fund remains nearly fully invested with a cash position under 5%.

During the period, the fund's performance benefited from overweight equity allocations in the utilities and consumer discretionary sectors. Stock selectivity in the telecommunication services, consumer discretionary and industrials sectors boosted performance, whereas selectivity in the materials, energy and consumer staples sectors detracted from performance. Some of the strongest performing stocks included gas utilities Sempra Energy and Kinder Morgan. A few picks that did not fare as expected include the chemical companies Dow and DuPont, both hurt by rising energy costs. The portfolio's largest sector weighting remains the financials sector, at 19% of holdings, which is indicative of the market's sector weights. For the Growth Fund, we utilize the same conservative stock selection disciplines used in the SM&R Equity Income and Balanced Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations.

          Over the past fiscal year there were basically two time periods in which the equity markets fared well: the fourth quarter of 2004 and the April through July period of 2005. The Energy and Utilities sectors are still really the only bright spots this year, and account for most of the gains in the S&P 500. All other sectors are basically flat to down. Stocks in general have not been blatantly cheap over the past 12 months, but they do not appear to be dramatically overvalued either. Considering the ongoing low levels of long term interest rates, appreciation in the stock market over the next year will probably be determined by earnings growth as it is unlikely that price/earnings multiples will be able to expand materially.

               Though the past 12 months have witnessed rising energy costs and continued unwinding of monetary accommodation, consumers have surprisingly given the economic expansion renewed momentum. In particular, June retail sales surged 1.7% as sales incentives fueled a surge in auto sales. Core sales (excluding auto dealers, gasoline stations and building materials) rose 0.6% in June and at a 6.9% pace in the second quarter. Several influences contributed to the improved resilience of consumer spending during the past fiscal year, including accelerated growth in the trend of nominal income and the increase in household net worth

[SIDENOTE]

[CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

CONSUMER DISCRETIONARY          12.41%
CONSUMER STAPLES                 8.61%
ENERGY                           8.47%
FINANCIALS                      19.10%
HEALTH CARE                     12.16%
INDUSTRIALS                     11.99%
INFORMATION TECHNOLOGY          14.32%
MATERIALS                        2.31%
MISCELLANEOUS                    5.18%
TELECOMMUNICATION SERVICES       2.08%
UTILITIES                        3.37%

(up nearly 25% in the past two years), particularly relative to the incremental cost of energy. Over the calendar year 2004, for instance, personal income jumped $527 billion versus a $50 billion increment in energy expenses for consumers. Hence, fears of an imminent collapse in consumer spending have not been supported by the last 12 months of data.

     There are, and have been over the past year, some good reasons to discount some of the positive economic signs: the boost from auto incentives will soon fade; core service price inflation appears to be heading higher over the last several months of the fiscal year; and rising energy prices will promote a new squeeze on spending and deterioration in trade later this year. But it would be a mistake to miss the main message the economy is and has been sending: that the U.S. remains in a cyclically sound position with supports in place for 3-4% GDP growth and 2.0-2.5% inflation to be sustained over much of the coming fiscal year. The bottom line is, the economy was sound over the previous 12 months, and the fund benefited from this reality. That should continue.

The SM&R Growth Fund is well positioned for a slow growth economy with its holdings in financials and healthcare, while also providing exposure to growth sectors such as technology, energy, and utilities. The fund continues to strive to produce capital appreciation over time by holding a diversified collection of growing companies with improving prospects.

Sincerely,

/s/ Andrew R. Duncan
Andrew R. Duncan, CFA, Portfolio Manager
SM&R Growth Fund

[CHART]

SM&R GROWTH FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R GROWTH FUND, CLASS T, AT OFFERING PRICE, AND LIPPER LARGE-CAP CORE INDEX AND THE S&P 500

[PLOT POINTS TO COME]

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/05. Inception date of these classes is 01/01/99.

  SHARE           ONE             FIVE           SINCE
  CLASS           YEAR            YEAR         INCEPTION
----------------------------------------------------------
    A             3.58%          (9.60)%         (3.21)%
    B             2.75%          (9.24)%         (2.96)%

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 5.75% through 8/31/05. for class T shares

10 YEAR                 4.12%
5 YEAR                 (9.36)%
1 YEAR                  2.65%

SM&R Growth Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the average annual returns of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                                              MANAGER COMMENTARY

SCHEDULE OF INVESTMENTS August 31, 2005

COMMON STOCK                                                         SHARES          VALUE
CONSUMER DISCRETIONARY:

HOTELS, RESTAURANTS & LEISURE - 1.39%
Fairmont Hotels & Resorts Inc.                                        8,950   $    280,851
Starwood Hotels & Resorts Worldwide, Inc.                            21,700      1,265,110
                                                                                 1,545,961

HOUSEHOLD DURABLES - 1.21%
Newell Rubbermaid Inc.                                               19,100        447,513
Stanley Works (The)                                                  19,600        896,700
                                                                                 1,344,213

INTERNET & CATALOG RETAIL - 0.93%
eBay Inc.                                                            25,400      1,028,446

MEDIA - 4.55%
Comcast Corp. (Special Class A)*                                     26,900        827,175
News Corp (Class A)                                                  32,100        520,341
Omnicom Group Inc.                                                    6,300        506,772
Time Warner Inc.                                                     48,600        870,912
Viacom Inc. (Class B)                                                19,200        652,608
Walt Disney Co. (The)                                                67,000      1,687,730
                                                                                 5,065,538

MULTI-LINE RETAIL - 1.36%
J. C. Penney Co., Inc (Holding Co.)                                  11,600        564,108
Kohl's Corp. *                                                        5,200        272,740
Target Corp.                                                         12,600        677,250
                                                                                 1,514,098

SPECIALTY RETAIL - 2.98%
Bed Bath & Beyond Inc. *                                             13,900        563,645
Best Buy Co., Inc.                                                   15,600        743,496
Home Depot, Inc. (The)                                               13,000        524,160
Limited Brands, Inc.                                                 39,300        863,814
Lowe's Companies, Inc.                                                9,700        623,807
                                                                                 3,318,922

         TOTAL CONSUMER DISCRETIONARY - 12.42%                                  13,817,178
         ---------------------------------------------------------------------------------

CONSUMER STAPLES:

BEVERAGES - 2.34%
Coca-Cola Co. (The)                                                  34,300   $  1,509,200
PepsiCo, Inc.                                                        20,000      1,097,000
                                                                                 2,606,200

FOOD PRODUCTS - 1.02%
McCormick & Co., Inc.                                                19,700        668,027
Sensient Technologies Corp.                                          25,000        469,250
                                                                                 1,137,277

FOOD & DRUG RETAILING - 2.43%
Wal-Mart Stores, Inc.                                                60,000      2,697,600

HOUSEHOLD PRODUCTS - 2.82%
Kimberly-Clark Corp.                                                 14,800        922,336
Procter & Gamble Co.                                                 40,000      2,219,200
                                                                                 3,141,536

         TOTAL CONSUMER STAPLES - 8.61%                                          9,582,613
         ---------------------------------------------------------------------------------

ENERGY:

ENERGY EQUIPMENT & SERVICES - 0.85%
Schlumberger Ltd.                                                     6,600        569,118
Weatherford International Ltd.*                                       5,600        379,176
                                                                                   948,294

OIL & GAS - 7.62%
Anadarko Petroleum Corp.                                              5,300        481,611
BP PLC ADR                                                            3,800        259,844
Chevron Texaco Corp.                                                 35,922      2,205,610
Exxon Mobil Corp.                                                    72,800      4,360,720
Kerr-McGee Corp.                                                      2,323        204,494
Royal Dutch Petroleum Co., ADR (Class A)                             14,900        967,904
                                                                                 8,480,183

         TOTAL ENERGY - 8.47%                                                    9,428,477
         ---------------------------------------------------------------------------------

COMMON STOCK                                                         SHARES          VALUE
FINANCIALS:

BANKS - 7.85%
Bank of America Corp.                                                60,000   $  2,581,800
PNC Financial Services Group, Inc.                                   30,000      1,686,900
U.S. Bancorp                                                         54,085      1,580,364
Wachovia Corp.                                                       21,300      1,056,906
Washington Mutual, Inc.                                              13,400        557,172
Wells Fargo & Co.                                                    21,400      1,275,868
                                                                                 8,739,010

DIVERSIFIED FINANCIALS - 5.93%
American Express Co.                                                 15,500        856,220
Citigroup Inc.                                                       74,100      3,243,357
Goldman Sachs Group, Inc. (The)                                       5,000        555,900
JPMorgan Chase & Co.                                                 27,700        938,753
MorganStanley                                                        19,700      1,002,139
                                                                                 6,596,369

INSURANCE - 5.33%
Allstate Corp.(The)                                                  12,300        691,383
American International Group, Inc.                                   29,260      1,732,192
Brown & Brown, Inc.                                                  12,200        579,134
Marsh & McLennan Companies, Inc.                                     18,000        504,900
Prudential Financial, Inc.                                           20,100      1,293,837
St. Paul Travelers Companies, Inc.(The)                              26,137      1,124,152
                                                                                 5,925,598

         TOTAL FINANCIALS - 19.11%                                              21,260,977
         ---------------------------------------------------------------------------------

HEALTH CARE:

BIOTECHNOLOGY - 2.47%
Amgen Inc.*                                                          17,900      1,430,210
Genentech, Inc.*                                                     14,000      1,315,160
                                                                                 2,745,370

HEALTH CARE EQUIPMENT & SUPPLIES - 2.50%
Beckman Coulter, Inc.                                                22,500   $  1,255,275
Medtronic, Inc.                                                      21,400      1,219,800
Zimmer Holdings, Inc.*                                                3,740        307,316
                                                                                 2,782,391

HEALTH CARE PROVIDERS & SERVICES - 1.06%
McKesson Corp.                                                       25,300      1,180,751

PHARMACEUTICALS - 6.13%
Bristol-Myers Squibb Co.                                             17,400        425,778
Johnson & Johnson                                                    38,500      2,440,515
Merck & Co., Inc.                                                    26,700        753,741
Pfizer Inc.                                                          88,040      2,242,379
Watson Pharmaceuticals, Inc.*                                        14,000        482,720
Wyeth                                                                10,400        476,216
                                                                                 6,821,349

         TOTAL HEALTH CARE - 12.16%                                             13,529,861
         ---------------------------------------------------------------------------------

INDUSTRIALS:

AEROSPACE & DEFENSE - 3.40%
Boeing Co.                                                           16,400      1,099,128
Goodrich Corp.                                                       17,300        792,686
Honeywell International Inc.                                         14,500        555,060
Rockwell Collins, Inc.                                               16,100        774,893
United Technologies Corp.                                            11,300        565,000
                                                                                 3,786,767

BUILDING PRODUCTS - 0.96%
American Standard Companies Inc.                                     23,400      1,067,040

COMMERCIAL SERVICES & SUPPLIES - 0.89%
Apollo Group, Inc.*                                                   6,900        542,754
ServiceMaster Co.(The)                                               32,500        446,550
                                                                                   989,304

                                                                        HOLDINGS

COMMON STOCK                                                         SHARES          VALUE
CONSTRUCTION & ENGINEERING - 0.46%
Cemex S.A. de C.V. ADR                                               10,600   $    505,302

INDUSTRIAL CONGLOMERATES - 4.42%
3M Co.                                                               10,400        739,960
General Electric Co.                                                110,200      3,703,822
Tyco International Ltd.                                              17,100        475,893
                                                                                 4,919,675

MACHINERY - 1.87%
Danaher Corp.                                                        12,200        653,432
Illinois Tool Works Inc.                                              8,300        699,524
Ingersoll-Rand Co. (Class A)                                          9,100        724,542
                                                                                 2,077,498

         TOTAL INDUSTRIALS - 12.00%                                             13,345,586
         ---------------------------------------------------------------------------------

INFORMATION TECHNOLOGY:

COMMUNICATIONS EQUIPMENT - 2.43%
Cisco Systems, Inc.*                                                 84,500      1,488,890
Motorola, Inc.                                                       30,900        676,092
Nokia Oyj ADR                                                        34,100        537,757
                                                                                 2,702,739

COMPUTERS & PERIPHERALS - 2.29%
Dell Inc.*                                                           31,700      1,128,520
EMC Corp.*                                                           30,800        396,088
Hewlett-Packard Co.                                                  37,000      1,027,120
                                                                                 2,551,728

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.14%
Agilent Technologies, Inc.*                                           4,800        154,368

INTERNET SOFTWARE & SERVICES - 1.00%
Google Inc.(Class A)*                                                 3,900      1,115,400

IT CONSULTING & SERVICES - 0.52%
First Data Corp.                                                     13,800   $    573,390

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.11%
Analog Devices, Inc.                                                  3,900        142,155
Fairchild Semiconductor International, Inc.*                         63,900      1,076,715
Intel Corp.                                                          73,400      1,887,848
KLA-Tencor Corp.                                                      2,900        147,204
Linear Technology Corp.                                              15,200        576,536
Maxim Integrated Products, Inc.                                       3,400        145,010
Texas Instruments Inc.                                               15,600        509,808
Xilinx, Inc.                                                          3,100         87,079
                                                                                 4,572,355

SOFTWARE - 3.83%
Electronic Arts Inc.*                                                 8,800        504,064
Intuit Inc.*                                                          3,100        142,104
Microsoft Corp.                                                     101,000      2,767,400
Oracle Corp.*                                                        65,700        852,129
                                                                                 4,265,697

         TOTAL INFORMATION TECHNOLOGY - 14.32%                                  15,935,677
         ---------------------------------------------------------------------------------

MATERIALS:

CHEMICALS - 1.55%
Dow Chemical Co.                                                     15,500        669,600
Ecolab Inc.                                                           7,000        231,000
E.I. du Pont de Nemours and Co.                                      11,200        443,184
PPG Industries, Inc.                                                  6,000        377,880
                                                                                 1,721,664

CONTAINERS & PACKAGING - 0.57%
Sealed Air Corp. *                                                   12,500        634,375

PAPER & FOREST PRODUCTS - 0.19%
International Paper Co.                                               6,900        212,865

         TOTAL MATERIALS - 2.31%                                                 2,568,904
         ---------------------------------------------------------------------------------

COMMON STOCK                                                         SHARES          VALUE
TELECOMMUNICATION SERVICES:

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.08%
ALLTEL Corp.                                                         14,400   $    892,656
Sprint Nextel Corp.                                                  34,007        881,802
Verizon Communications Inc.                                          16,400        536,444
                                                                                 2,310,902
         TOTAL TELECOMMUNICATION
         SERVICES - 2.08%                                                        2,310,902
         ---------------------------------------------------------------------------------

UTILITIES:

ELECTRIC UTILITIES - 2.27%
Ameren Corp.                                                         11,100        609,723
Dominion Resources, Inc.                                              3,800        290,624
Exelon Corp.                                                          9,100        490,399
Southern Co.(The)                                                    19,200        660,480
Wisconsin Energy Corp.                                               12,100        473,957
                                                                                 2,525,183

GAS UTILITIES - 1.10%
El Paso Corp.                                                        30,400        352,640
Kinder Morgan, Inc.                                                   4,800        458,256
Sempra Energy                                                         9,200        412,344
                                                                                 1,223,240

         TOTAL UTILITIES - 3.37%                                                 3,748,423
         ---------------------------------------------------------------------------------
         TOTAL COMMON STOCK - 94.85%
         ---------------------------------------------------------------------------------
         (Cost $79,658,157)                                                    105,528,598

MONEY MARKET FUND

SM&R Money Market Fund, 2.92% (a)                                       658            658

         TOTAL MONEY MARKET FUND -0.00%
         ---------------------------------------------------------------------------------
         (Cost $658)                                                                   658

COMMERCIAL PAPER                                                FACE AMOUNT       VALUE
COMMUNICATIONS EQUIPMENT - 0.40%
Motorola Inc., 3.59%, 09/06/05                                 $    442,000   $      441,779

ELECTRIC UTILITIES - 1.78%
OGE Energy Corp., 3.58%, 09/02/05                                 1,978,000        1,977,803

FOOD PRODUCTS - 0.27%
Kraft Foods Inc., 3.55%, 09/08/05                                   303,000          302,791

HOUSEHOLD DURABLES - 0.85%
Fortune Brands Inc., 3.58%,09/01/05                                 947,000          947,000

MEDIA - 1.89%
Walt Disney Co., 3.57%, 09/07/05                                  2,101,000        2,099,750

         TOTAL COMMERCIAL PAPER - 5.19%
         -----------------------------------------------------------------------------------
         (Cost $5,769,123)                                                         5,769,123

         TOTAL INVESTMENTS - 100.04%
         -----------------------------------------------------------------------------------
         (Cost $85,427,938)                                                      111,298,379

         LIABILITIES IN EXCESS
         OF OTHER ASSETS - (0.04%)                                                   (45,498)
         -----------------------------------------------------------------------------------
         NET ASSETS - 100.00%                                                 $  111,252,881
         -----------------------------------------------------------------------------------

*    - Non-income producing securities

ABBREVIATIONS
ADR  - American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS:
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2005. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Growth Fund are affiliated by having the same investment advisor.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2005

ASSETS
Investments in unaffiliated securities, at value
   (Cost $85,427,280)                                           $    111,297,721
Investments in affiliated money market fund
   (Cost $658)                                                               658
       Total investments (Cost $85,427,938)                          111,298,379
Prepaid expenses                                                          57,323
Receivable for:
   Investment securities sold                                                 47
   Capital stock sold                                                     22,834
   Dividends                                                             244,673
   Expense reimbursement                                                   1,788
Other assets                                                              93,341
       TOTAL ASSETS                                                  111,718,385

LIABILITIES
Capital stock reacquired                                                 200,639
Payable to investment advisor for fund expenses                           74,636
Accrued:
   Investment advisory fee                                                74,841
   Administrative service fee                                             24,854
   Distribution fee                                                       10,661
Other liabilities                                                         79,873
       TOTAL LIABILITIES                                                 465,504
       NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)            $    111,252,881

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                           102,900,887
Undistributed net investment income                                      171,424
Accumulated net realized loss on investments                         (17,689,871)
Net unrealized appreciation of investments                            25,870,441
       NET ASSETS                                               $    111,252,881

NET ASSETS:
Class A                                                         $      6,154,299
Class B                                                         $      3,455,626
Class T                                                         $    101,642,956
       TOTAL NET ASSETS:                                        $    111,252,881

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
   Authorized                                                         50,000,000
   Outstanding                                                         1,506,134
   Net asset value and redemption price per share               $           4.09
   Offering price per share:
       (Net asset value of $4.09/95%)                           $           4.30
Class B:
   Authorized                                                         25,000,000
   Outstanding                                                           863,207
   Net asset value and offering price per share                 $           4.00
Class T:
   Authorized                                                         95,000,000
   Outstanding                                                        24,362,738
   Net asset value and redemption price per share               $           4.17
   Offering price per share:
       (Net asset value of $4.17/94.25%)                        $           4.43

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2005

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $14,454)              $      2,644,272
Interest                                                                  91,323
Interest from affiliated money market fund                                   370
       TOTAL INVESTMENT INCOME                                         2,735,965

EXPENSES
Investment advisory fee                                                  840,075
Administrative service fee                                               278,824
Professional fees                                                         18,689
Custody and transaction fees                                              23,271
Directors' fees                                                            5,600
Insurance expenses                                                        34,958
Compliance expenses                                                       12,081
Qualification fees                                                         7,088
   Class A                                                                 6,483
   Class B                                                                 4,541
   Class T                                                                 7,260
Shareholder reporting expenses                                            16,435
   Class A
   Class B                                                                 8,978
   Class T                                                               119,585
Distribution fee
   Class A                                                                15,474
   Class B                                                                26,614
       TOTAL EXPENSES                                                  1,425,956
       LESS EXPENSES REIMBURSED                                          (32,218)
       NET EXPENSES                                                    1,393,738
       INVESTMENT INCOME - NET                                         1,342,227

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                      11,214,235
Change in unrealized depreciation of investments                      (2,651,055)
       NET GAIN ON INVESTMENTS                                         8,563,180
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                              $      9,905,407

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,

                                                                      2005                2004
                                                                ------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment income - net                                         $      1,342,227    $        754,091
Net realized gain on investments                                      11,214,235           2,900,180
Change in unrealized appreciation
   (depreciation) of investments                                      (2,651,055)          8,055,054
Net increase in net assets
   resulting from operations                                           9,905,407          11,709,325

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income - net
   Class A                                                               (65,264)            (30,045)
   Class B                                                               (24,873)             (5,732)
   Class T                                                            (1,228,147)           (720,998)
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            (1,318,284)           (756,775)

CAPITAL SHARE TRANSACTIONS - NET
   Class A                                                              (318,767)            462,971
   Class B                                                              (161,881)            385,591
   Class T                                                           (10,991,288)         (5,785,078)
       TOTAL NET CAPITAL SHARE TRANSACTIONS                          (11,471,936)         (4,936,516)
       TOTAL INCREASE (DECREASE) IN NET ASSETS                        (2,884,813)          6,016,034

NET ASSETS
Beginning of year                                                    114,137,694         108,121,660
End of year                                                     $    111,252,881    $    114,137,694
Undistributed Net                                               $        171,424    $        147,481
   Investment Income

                                              See notes to financial statements.

                                                                      FINANCIALS

FINANCIAL HIGHLIGHTS

                                                                                                 8 MONTHS ENDED       YEAR ENDED
                                                         YEAR ENDED AUGUST 31,                      AUGUST 31,       DECEMBER 31,
CLASS A SHARES                            2005           2004           2003           2002            2001             2000
----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
Net asset value, beginning of
   period                             $      3.79    $      3.45    $      3.15    $      4.18     $      5.55       $      6.73
Investment income (loss) - net               0.04           0.02           0.01          (0.01)              -              0.01
Net realized and unrealized gain
   (loss) on investments                     0.30           0.34           0.30          (1.02)          (1.37)            (0.66)
                                      --------------------------------------------------------------------------------------------
       TOTAL FROM INVESTMENT
          OPERATIONS                         0.34           0.36           0.31          (1.03)          (1.37)            (0.65)
Less distributions from investment
   income - net                             (0.04)         (0.02)         (0.01)             -               -             (0.01)
   Capital gains                                -              -              -              -               -             (0.52)
                                      --------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                  (0.04)         (0.02)         (0.01)          0.00            0.00             (0.53)
                                      --------------------------------------------------------------------------------------------
Net asset value, end of period        $      4.09    $      3.79    $      3.45    $      3.15     $      4.18       $      5.55
                                      ============================================================================================
       TOTAL RETURN(1)                       9.05%         10.41%         10.00%        (24.61)%        (24.68)%**         (8.76)%
                                      ============================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                    $     6,154    $     6,017    $     5,039    $     5,287     $     5,971       $     6,856
Ratio of expenses with
   reimbursement to average net
   assets (2)                                1.36%          1.36%          1.36%          1.47%           1.50%*            1.30%
Ratio of expenses without
   reimbursement to average net
   assets                                    1.69%          1.54%          1.60%          1.55%           1.50%*            1.30%
Ratio of net investment income
   (loss) to average net assets              1.03%          0.44%          0.42%         (0.03)%         (0.13)%*          (0.02)%
Portfolio turnover rate                     24.18%          4.93%         22.97%         41.74%          18.28%            19.68%

                                                                                                 8 MONTHS ENDED       YEAR ENDED
                                                         YEAR ENDED AUGUST 31,                      AUGUST 31,       DECEMBER 31,
CLASS B SHARES                            2005           2004           2003           2002            2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
Net asset value, beginning of
   period                             $      3.72    $      3.39    $      3.11    $      4.13     $      5.47       $      6.66
Investment income (loss) - net               0.02           0.01          (0.01)         (0.02)          (0.02)            (0.02)
Net realized and unrealized gain
   (loss) on investments                     0.29           0.33           0.29          (1.00)          (1.32)            (0.65)
                                      ---------------------------------------------------------------------------------------------
       TOTAL FROM INVESTMENT
          OPERATIONS                         0.31           0.34           0.28          (1.02)          (1.34)            (0.67)
Less distributions from investment
   income - net                             (0.03)         (0.01)         (0.00)***          -               -                 -
   Capital gains                                -              -              -              -               -             (0.52)
                                      ---------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                  (0.03)         (0.01)          0.00           0.00            0.00             (0.52)
                                      ---------------------------------------------------------------------------------------------
Net asset value, end of period        $      4.00    $      3.72    $      3.39    $      3.11     $      4.13       $      5.47
                                      =============================================================================================
       TOTAL RETURN(1)                       8.27%          9.93%          9.12%        (24.70)%        (24.50)%**          (9.17)%
                                      =============================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                    $     3,456    $     3,365    $     2,700    $     2,587     $     2,826       $     3,382
Ratio of expenses with
   reimbursement to average net
   assets (2)                                1.86%          1.86%          1.86%          1.97%           2.00%*            1.89%
Ratio of expenses without
   reimbursement to average
   net assets                                2.20%          2.09%          2.24%          2.19%           2.00%*            1.89%
Ratio of net investment income
   (loss) to average net assets              0.52%         (0.06)%        (0.08)%        (0.53)%         (0.78)%*          (0.66)%
Portfolio turnover rate                     24.18%          4.93%         22.97%         41.74%          18.28%            19.68%

                                                                                                 8 MONTHS ENDED       YEAR ENDED
                                                         YEAR ENDED AUGUST 31,                      AUGUST 31,       DECEMBER 31,
CLASS T SHARES                            2005           2004           2003           2002            2001             2000
----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
Net asset value, beginning of
   period                             $      3.87    $      3.52    $      3.21    $      4.25     $      5.60       $      6.77
Investment income - net                      0.05           0.03           0.03           0.01            0.01              0.03
Net realized and unrealized gain
   (loss) on investments                     0.30           0.35           0.30          (1.04)          (1.35)            (0.65)
                                      --------------------------------------------------------------------------------------------
       TOTAL FROM INVESTMENT
          OPERATIONS                         0.35           0.38           0.33          (1.03)          (1.34)            (0.62)
Less distributions from investment
   income - net                             (0.05)         (0.03)         (0.02)         (0.01)          (0.01)            (0.03)
   Capital gains                                -              -              -              -               -             (0.52)
                                      --------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                  (0.05)         (0.03)         (0.02)         (0.01)          (0.01)            (0.55)
                                      --------------------------------------------------------------------------------------------
Net asset value, end of period        $      4.17    $      3.87    $      3.52    $      3.21     $      4.25       $      5.60
                                      ============================================================================================
       TOTAL RETURN(1)                       9.01%         10.67%         10.30%        (24.24)%        (23.99)%**         (8.25)%
                                      ============================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                     $   101,643    $   104,756    $   100,383    $    98,912     $   140,530       $   194,150
Ratio of expenses to average net
   assets                                    1.19%          1.12%          1.15%          1.10%           1.08%*            0.81%
Ratio of net investment income to
   average net assets                        1.20%          0.68%          0.63%          0.34%           0.31%*            0.47%
Portfolio turnover rate                     24.18%          4.93%         22.97%         41.74%          18.28%            19.68%

*    Ratios annualized

**   Returns are not annualized

***  Amount less than $0.01

(1)  Does not include the effect of sales charge.

(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.36% for class A and 1.86% for class B until December 31, 2005.

See notes to financial statements.

SM&R EQUITY INCOME FUND

     A MESSAGE TO OUR SHAREHOLDERS:
     The SM&R Equity Income Fund's objective continues to be providing dividend income, along with an opportunity for increased share price over time. The fund is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing dividend payments. For the fiscal year ended August 31, 2005, the fund produced a return of 9.35%, before sales charges (but after other expenses), to Class T investors at net asset value. Over that same time period, the U.S. equity markets also posted strong results-with the S&P
     500 returning 10.35%, the NASDAQ returning 16.30%, and the Dow Jones Industrial Average returning 3.08%. The fund has continued to meet the goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 stock market index. The current dividend yield on the fund is 2.3% (before expenses) versus 1.7% for the S&P 500. The fund remains nearly fully invested with a cash position of 3%.

The fund's performance during the period benefited from overweight equity allocations in the financials, utilities and consumer discretionary sectors. Stock selectivity in the financials, industrials, and consumer discretionary sectors boosted performance, whereas selectivity in the healthcare and consumer staples sectors hampered performance. Some of the fund's strongest performers included Constellation Energy and Exelon Corp., both electric utilities. A few selections which hampered performance include Sensient Technology and Wal-Mart, both in the consumer staples sector. Due to the strong dividend yields found in the financial sector overall, that sector continues to receive the fund's largest sector weighting. For the Equity Income Fund, we utilize the same conservative stock selection disciplines used in the SM&R Growth and Balanced Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations.

          Over the past fiscal year there were basically two time periods in which the equity markets fared well: the fourth quarter of 2004 and the April through July period of 2005. The Energy and Utilities sectors are still really the only bright spots this year, and account for most of the gains in the S&P 500. All other sectors are basically flat to down. Stocks in general have not been blatantly cheap over the past 12 months, but they do not appear to be dramatically overvalued either. Considering the ongoing low levels of long term interest rates, appreciation in the stock market over the next year will probably be determined by earnings growth as it is unlikely that price/earnings multiples will be able to expand materially.

               Though the past 12 months have witnessed rising energy costs and continued unwinding of monetary accommodation, consumers have surprisingly given the economic expansion renewed momentum. In particular, June retail sales surged 1.7% as sales incentives fueled a surge in auto sales. Core sales (excluding auto dealers, gasoline stations and building materials) rose 0.6% in June and at a 6.9% pace in the second quarter. Several influences contributed to the improved resilience of consumer spending during the past fiscal year, including accelerated growth in the trend of nominal income and the increase in household net worth (up nearly 25% in the past two years), particularly relative to the

[SIDENOTE]

[CHART]

SENIOR WEIGHTINGS BY TOTAL INVESTMENTS

AFFILIATED MONEY MARKET               0.08%
CONSUMER DISCRETIONARY               11.88%
CONSUMER STAPLES                     10.69%
ENERGY                               10.80%
FINANCIALS                           24.33%
HEALTH CARE                          11.69%
INDUSTRIALS                          11.03%
INFORMATION TECHNOLOGY                7.97%
MATERIALS                             2.72%
MISCELLANEOUS                         2.68%
TELECOMMUNICATION SERVICES            2.61%
UTILITIES                             3.52%

     incremental cost of energy. Over the calendar year 2004, for instance, personal income jumped $527 billion versus a $50 billion increment in energy expenses for consumers. Hence, fears of an imminent collapse in consumer spending have not been supported by the last 12 months of data.

          There are, and have been over the past year, some good reasons to discount some of the positive economic signs: the boost from auto incentives will soon fade; core service price inflation appears to be heading higher over the last several months of the fiscal year; and rising energy prices will promote a new squeeze on spending and deterioration in trade later this year. But it would be a mistake to miss the main message the economy is, and has been, sending: that the U.S. remains in a cyclically sound position with supports in place for 3-4% GDP growth and 2.0-2.5% inflation to be sustained over much of the coming fiscal year. The bottom line is, the economy was sound over the previous 12 months, and the fund benefited from this reality. That should continue.

The SM&R Equity Income Fund is well positioned for the current environment with its holdings in energy, utilities, industrials and consumer discretionary, while also providing exposure to defensive sectors such as healthcare and consumer staples. The fund continues to strive to maintain a strong dividend yield by holding a portfolio of value stocks while maintaining low turnover-which helps to minimize taxes, with the potential for share price appreciation over time.

SINCERELY,

/s/ Andrew R. Duncan
Andrew R. Duncan, CFA, Portfolio Manager
SM&R Equity Income Fund

[CHART]

SM&R EQUITY INCOME FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R EQUITY INCOME FUND, CLASS T AT OFFERING PRICE, AND LIPPER EQUITY INCOME INDEX AND THE S&P 500

[PLOT POINTS TO COME]

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/05. Inception date of these classes is 01/01/99.

SHARE                  ONE              FIVE             SINCE
CLASS                  YEAR             YEAR           INCEPTION
----------------------------------------------------------------
  A                    3.81%           (1.21)%           0.03%
  B                    3.20%           (0.97)%           0.02%

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 5.75% through 8/31/05 for Class T Shares

10 YEAR                         5.92%
5 YEAR                         (1.13)%
1 YEAR                          3.06%

SM&R Equity Income Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the average annual returns of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                                              MANAGER COMMENTARY

SCHEDULE OF INVESTMENTS August 31, 2005

COMMON STOCK                                               SHARES          VALUE
CONSUMER DISCRETIONARY:

HOTELS, RESTAURANTS & LEISURE - 1.13%
Starwood Hotels & Resorts Worldwide, Inc.                  21,800   $  1,270,940

HOUSEHOLD DURABLES - 1.64%
Newell Rubbermaid Inc.                                     17,800        417,054
Stanley Works (The)                                        17,900        818,925
Tupperware Corp.                                           27,600        604,992
                                                                       1,840,971

MEDIA - 5.43%
Comcast Corp. (Special Class A)*                           20,000        603,600
Comcast Corp. (Class A)*                                   16,800        516,600
News Corp (Class A)                                        33,000        534,930
Time Warner Inc.                                          110,700      1,983,744
Viacom Inc. (Class B)                                      23,300        791,967
Walt Disney Co. (The)                                      66,900      1,685,211
                                                                       6,116,052

MULTI-LINE RETAIL - 0.77%
Kohl's Corp.*                                               5,400        283,230
Target Corp.                                               10,900        585,875
                                                                         869,105

SPECIALTY RETAIL - 2.91%
Best Buy Co., Inc.                                         16,050        764,943
Limited Brands, Inc.                                       46,900      1,030,862
Lowe's Companies, Inc.                                     13,000        836,030
Staples, Inc.                                              29,550        648,918
                                                                       3,280,753

         TOTAL CONSUMER DISCRETIONARY - 11.88%                        13,377,821
         -----------------------------------------------------------------------

CONSUMER STAPLES:

BEVERAGES - 2.33%
Coca-Cola Co. (The)                                        25,700   $  1,130,800
PepsiCo, Inc.                                              27,200      1,491,920
                                                                       2,622,720

FOOD PRODUCTS - 1.55%
H.J. Heinz Co.                                             19,000        682,480
McCormick & Co., Inc.                                      19,500        661,245
Sensient Technologies Corp.                                21,500        403,555
                                                                       1,747,280

FOOD & DRUG RETAILING - 2.25%
Wal-Mart Stores, Inc.                                      56,300      2,531,248

HOUSEHOLD PRODUCTS - 2.67%
Kimberly-Clark Corp.                                       13,600        847,552
Procter & Gamble Co.                                       39,000      2,163,720
                                                                       3,011,272

TOBACCO - 1.89%
Altria Group, Inc.                                         14,700      1,039,290
Reynolds American Inc.                                     12,949      1,086,939
                                                                       2,126,229

         TOTAL CONSUMER STAPLES - 10.69%                              12,038,749
         -----------------------------------------------------------------------

COMMON STOCK                                               SHARES          VALUE
ENERGY:

ENERGY EQUIPMENT & SERVICES - 1.61%
Schlumberger Ltd.                                          11,400   $    983,022
Weatherford International Ltd.*                            12,200        826,062
                                                                       1,809,084

OIL & GAS - 9.19%
Anadarko Petroleum Corp.                                   13,600      1,235,832
BP PLC ADR                                                 17,510      1,197,334
ChevronTexaco Corp.                                        39,026      2,396,196
Enterprise Products Partner L.P.                           10,700        259,796
ExxonMobil Corp.                                           62,100      3,719,790
Kerr-McGee Corp.                                            4,711        414,709
Royal Dutch Shell PLC ADR (Class A)                        17,300      1,123,808
                                                                      10,347,465

         TOTAL ENERGY - 10.80%                                        12,156,549
         -----------------------------------------------------------------------

FINANCIALS:

BANKS - 8.45%
AmSouth Bancorporation                                     22,300        586,936
Bank of America Corp.                                      48,700      2,095,561
KeyCorp                                                    17,100        566,352
PNC Financial Services Group, Inc.                         33,400      1,878,082
U.S. Bancorp                                               67,500      1,972,350
Washington Mutual, Inc.                                    13,700        569,646
Wells Fargo & Co.                                          30,900      1,842,258
                                                                       9,511,185

DIVERSIFIED FINANCIALS - 5.97%
Allied Capital Corp.                                       20,500        593,475
Citigroup Inc.                                             68,400      2,993,868
Morgan Stanley                                             11,500        585,005
Principal Financial Group, Inc.                            16,700        764,860
Weingarten Realty Investors                                46,350      1,786,793
                                                                       6,724,001

INSURANCE - 5.64%
Allstate Corp. (The)                                       12,600   $    708,246
American International Group, Inc.                         33,100      1,959,520
Marsh & McLennan Companies, Inc.                           18,500        518,925
Prudential Financial, Inc.                                 34,400      2,214,328
St. Paul Travelers Companies, Inc. (The)                   21,956        944,328
                                                                       6,345,347

REAL ESTATE - 4.27%
Health Care Property Investors, Inc.                       45,200      1,228,084
Plum Creek Timber Co., Inc.                                41,500      1,525,125
Public Storage, Inc.                                       30,500      2,059,360
                                                                       4,812,569

         TOTAL FINANCIALS - 24.33%                                    27,393,102
         -----------------------------------------------------------------------

HEALTH CARE:

BIOTECHNOLOGY - 1.02%
Amgen Inc.*                                                14,400      1,150,560

HEALTH CARE EQUIPMENT & SUPPLIES - 1.41%
Beckman Coulter, Inc.                                      22,800      1,272,012
Zimmer Holdings, Inc.*                                      3,760        308,959
                                                                       1,580,971

HEALTH CARE PROVIDERS & SERVICES - 0.49%
Health Management Associates, Inc. (Class A)               22,700        552,064

PHARMACEUTICALS - 8.77%
Allergan, Inc.                                              9,500        874,475
Bristol-Myers Squibb Co.                                   37,600        920,072
Johnson & Johnson                                          39,200      2,484,888
Merck & Co., Inc.                                          25,300        714,219
Pfizer Inc.                                                85,580      2,179,723
Watson Pharmaceuticals, Inc.*                              27,000        930,960
Wyeth                                                      38,600      1,767,494
                                                                       9,871,831

         TOTAL HEALTH CARE - 11.69%                                   13,155,426
         -----------------------------------------------------------------------

                                                                        HOLDINGS

COMMON STOCK                                               SHARES          VALUE
INDUSTRIALS:

AEROSPACE & DEFENSE - 1.28%
United Technologies Corp.                                  28,800   $  1,440,000

BUILDING PRODUCTS - 1.00%
American Standard Companies Inc.                           24,600      1,121,760

COMMERCIAL SERVICES & SUPPLIES - 1.17%
Banta Corp.                                                12,500        611,875
ServiceMaster Co.(The)                                     51,500        707,610
                                                                       1,319,485

INDUSTRIAL CONGLOMERATES - 5.68%
3M Co.                                                     10,200        725,730
General Electric Co.                                      116,250      3,907,162
Textron Inc.                                               17,600      1,254,880
Tyco International Ltd.                                    18,300        509,289
                                                                       6,397,061

MACHINERY - 1.91%
Danaher Corp.                                              12,500        669,500
Illinois Tool Works Inc.                                    8,600        724,808
Ingersoll-Rand Co. (Class A)                                9,400        748,428
                                                                       2,142,736

         TOTAL INDUSTRIALS - 11.04%                                   12,421,042
         -----------------------------------------------------------------------

INFORMATION TECHNOLOGY:

COMMUNICATIONS EQUIPMENT - 1.54%
Cisco Systems, Inc.*                                       67,100      1,182,302
Nokia Oyj ADR                                              35,000        551,950
                                                                       1,734,252

COMPUTERS & PERIPHERALS - 0.72%
Hewlett-Packard Co.                                        29,400        816,144

IT CONSULTING & SERVICES - 0.63%
First Data Corp.                                           17,000   $    706,350

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.97%
Intel Corp.                                                67,300      1,730,956
Linear Technology Corp.                                    12,900        489,297
                                                                       2,220,253

SOFTWARE - 3.11%
Electronic Arts Inc.*                                       8,200        469,696
Microsoft Corp.                                           110,500      3,027,700
                                                                       3,497,396

         TOTAL INFORMATION TECHNOLOGY - 7.97%                          8,974,395
         -----------------------------------------------------------------------

MATERIALS:

CHEMICALS - 1.77%
Dow Chemical Co.                                           20,100        868,320
Ecolab Inc.                                                 7,100        234,300
E.I. du Pont de Nemours and Co.                            11,100        439,227
PPG Industries, Inc.                                        7,200        453,456
                                                                       1,995,303

CONTAINERS & PACKAGING - 0.50%
Sealed Air Corp.*                                          18,400        563,325

METALS & MINING - 0.44%
Alcoa Inc.                                                 11,100        492,936

PAPER & FOREST PRODUCTS - 0.01%
Neenah Paper, Inc.                                            412         12,484

         TOTAL MATERIALS - 2.72%                                       3,064,048
         -----------------------------------------------------------------------

COMMON STOCK                                               SHARES          VALUE
TELECOMMUNICATION SERVICES:

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.61%
ALLTEL Corp.                                                9,650  $     598,203
SBC Communications Inc.                                    23,500        565,880
Sprint Nextel Corp.                                        49,116      1,273,578
Verizon Communications Inc.                                15,200        497,192
                                                                       2,934,853

         TOTAL TELECOMMUNICATION SERVICES - 2 61%                      2,934,853
         -----------------------------------------------------------------------

UTILITIES:

ELECTRIC UTILITIES - 3.52%
Ameren Corp.                                               15,200        834,936
Constellation Energy Group                                 26,300      1,545,125
Entergy Corp.                                               4,600        344,586
Exelon Corp.                                                9,400        506,566
Southern Co. (The)                                         10,000        344,000
Xcel Energy, Inc.                                          20,000        384,800
                                                                       3,960,013

         TOTAL UTILITIES - 3.52%                                       3,960,013
         -----------------------------------------------------------------------
         TOTAL COMMON STOCK - 97.25%
         -----------------------------------------------------------------------
         (Cost $92,048,648)                                          109,475,998

MONEY MARKET FUND

SM&R Money Market Fund, 2.92% (a)                          90,080         90,080

         TOTAL MONEY MARKET FUND - 0.08%
         -----------------------------------------------------------------------
         (Cost $90,080)                                                   90,080

COMMERCIAL PAPER                                     FACE AMOUNT       VALUE
ELECTRIC UTILITIES - 0.80%
OGE Energy Corp., 3.58%, 09/02/05                    $    907,000  $     906,910

FOOD & DRUG RETAILING - 0.32%
CVS Corp., 3.55%, 09/06/05                                356,000        355,824

HOUSEHOLD DURABLES - 0.87%
Fortune Brands Inc., 3.58%, 09/01/05                      978,000        978,000

MEDIA - 0.69%
Walt Disney Co., 3.58%, 09/02/05                          780,000        779,536

         TOTAL COMMERCIAL PAPER - 2.68%
         -----------------------------------------------------------------------
         (Cost $3,020,270)                                             3,020,270

         TOTAL INVESTMENTS - 100.01%
         -----------------------------------------------------------------------
         (Cost $95,158,998)                                          112,586,348

         LIABILITIES IN EXCESS
         OF OTHER ASSETS - (0.01)%                                        (9,774)
         -----------------------------------------------------------------------

         NET ASSETS - 100.00%                                      $ 112,576,574
         -----------------------------------------------------------------------

* - Non-income producing securities

ABBREVIATIONS
ADR - American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS:
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2005. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Equity Income Fund are affiliated by having the same investment advisor.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2005

ASSETS
Investments in unaffiliated securities, at value
  (Cost $95,068,918)                                      $   112,496,268
Investments in affiliated money market fund
  (Cost $90,080)                                                   90,080
        Total investments (Cost $95,158,998)                  112,586,348
Prepaid expenses                                                   57,234
Receivable for:
  Investment securities sold                                           44
  Capital stock sold                                                3,151
  Dividends                                                       260,216
  Expense reimbursement                                             4,541
Other assets                                                       62,725
        TOTAL ASSETS                                          112,974,259

LIABILITIES
Capital stock reacquired                                          154,065
Payable to investment advisor for fund expenses                    66,464
Accrued:
  Investment advisory fee                                          75,417
  Administrative service fee                                       25,037
  Distribution fee                                                 20,488
Other liabilities                                                  56,214
        TOTAL LIABILITIES                                         397,685
        NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)     $   112,576,574

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                     86,743,139
Undistributed net investment income                               211,614
Accumulated net realized gain on investments                    8,194,471
Net unrealized appreciation of investments                     17,427,350
        NET ASSETS                                        $   112,576,574

NET ASSETS:
Class A                                                   $     9,088,353
Class B                                                   $     7,743,847
Class T                                                   $    95,744,374
        TOTAL NET ASSETS:                                 $   112,576,574

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                   50,000,000
  Outstanding                                                     391,483
  Net asset value and redemption price per share          $         23.22
  Offering price per share:
        (Net asset value of $23.22/95%)                   $         24.44
Class B:
  Authorized                                                   25,000,000
  Outstanding                                                     344,255
  Net asset value and offering price per share            $         22.49
Class T:
  Authorized                                                   75,000,000
  Outstanding                                                   3,994,877
  Net asset value and redemption price per share          $         23.97
  Offering price per share:
        (Net asset value of $23.97/94.25%)                $         25.43

                                              See notes to financial statements.

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2005

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $15,230)        $     3,148,249
Interest                                                           79,301
Interest from affiliated money market fund                            458
        TOTAL INVESTMENT INCOME                                 3,228,008

EXPENSES
Investment advisory fee                                           845,084
Administrative service fee                                        280,427
Professional fees                                                  19,689
Custody and transaction fees                                       22,450
Directors' fees                                                     5,610
Insurance expenses                                                 36,541
Compliance expenses                                                12,176
Qualification fees                                                  6,180
  Class A                                                           5,296
  Class B                                                           7,023
  Class T                                                           8,818
Share holder reporting expenses
  Class A                                                          10,910
  Class B                                                          10,650
  Class T                                                          66,288
Distribution fee
  Class A                                                          21,722
  Class B                                                          57,711
       TOTAL EXPENSES                                           1,416,575
       LESS EXPENSES REIMBURSED                                   (43,067)
       NET EXPENSES                                             1,373,508
       INVESTMENT INCOME - NET                                  1,854,500

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                8,257,550
Change in unrealized appreciation of investments                  148,670
       NET GAIN ON INVESTMENTS                                  8,406,220
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                        $    10,260,720

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,

                                                          2005             2004
                                                     -------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
Investment income - net                              $    1,854,500   $    1,365,264
Net realized gain on investments                          8,257,550        2,785,635
Change in unrealized appreciation of investments            148,670        8,676,173
Net increase in net assets resulting from operations     10,260,720       12,827,072

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income - net
  Class A                                                  (147,054)         (92,552)
  Class B                                                   (97,366)         (60,397)
  Class T                                                (1,611,802)      (1,247,477)
Capital Gains                                              (194,102)               -
  Class A
  Class B                                                  (179,300)               -
  Class T                                                (2,210,425)               -
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (4,440,049)      (1,400,426)

CAPITAL SHARE TRANSACTIONS - NET
  Class A                                                   615,300        1,438,879
  Class B                                                     2,101          535,908
  Class T                                                (7,101,984)      (7,226,052)
    TOTAL NET CAPITAL SHARE TRANSACTIONS                 (6,484,583)      (5,251,265)
    TOTAL INCREASE (DECREASE) IN NET ASSETS                (663,912)       6,175,381

NET ASSETS
Beginning of year                                       113,240,486      107,065,105
End of year                                          $  112,576,574   $  113,240,486
Undistributed Net Investment Income                  $      211,614   $      213,336

                                              See notes to financial statements.

                                                                      FINANCIALS

FINANCIAL HIGHLIGHTS

                                                                                                         8 MONTHS ENDED  YEAR ENDED
                                                                     YEAR ENDED AUGUST 31,                  AUGUST 31,  DECEMBER 31,
CLASS A SHARES                                            2005         2004         2003         2002          2001         2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
Net asset value, beginning of period                    $  22.11     $  20.03     $  19.04     $  22.72     $  25.19      $  24.79
Investment income - net                                     0.35         0.26         0.22         0.18         0.16          0.36
Net realized and unrealized gain (loss) on investments      1.68         2.10         1.01        (3.63)       (2.49)         1.50
                                                        --------------------------------------------------------------------------
       TOTAL FROM INVESTMENT OPERATIONS                     2.03         2.36         1.23        (3.45)       (2.33)         1.86
Less distributions from investment income - net            (0.39)       (0.28)       (0.24)       (0.23)       (0.14)        (0.38)
  Capital gains                                            (0.53)           -            -            -            -         (1.08)
                                                        --------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                 (0.92)       (0.28)       (0.24)       (0.23)       (0.14)        (1.46)
                                                        --------------------------------------------------------------------------
Net asset value, end of period                          $  23.22     $  22.11     $  20.03     $  19.04     $  22.72      $  25.19
                                                        ==========================================================================
       TOTAL RETURN(1)                                      9.25%       11.79%        6.61%      (15.27)%      (9.25)%**      8.61%
                                                        ==========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $  9,088     $  8,063     $  5,940     $  5,517     $  6,330      $  5,671
Ratio of expenses with reimbursement to average
  net assets(2)                                             1.26%        1.26%        1.26%        1.44%        1.45%*        1.49%
Ratio of expenses without reimbursement to average net
  assets                                                    1.50%        1.43%        1.50%        1.45%        1.45%*        1.49%
Ratio of net investment income to average net assets        1.53%        1.08%        1.21%        0.88%        1.03%*        1.32%
Portfolio turnover rate                                    18.45%        6.74%        7.57%       30.99%       18.15%        22.05%

                                                                                                         8 MONTHS ENDED  YEAR ENDED
                                                                     YEAR ENDED AUGUST 31,                  AUGUST 31,  DECEMBER 31,
CLASS B SHARES                                            2005         2004         2003         2002          2001         2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
Net asset value, beginning of period                    $  21.46     $  19.44     $  18.56     $  22.22     $  24.69      $  24.38
Investment income - net                                     0.23         0.13         0.13         0.09         0.08          0.23
Net realized and unrealized gain (loss) on investments      1.61         2.07         0.94        (3.57)       (2.47)         1.45
                                                        --------------------------------------------------------------------------
       TOTAL FROM INVESTMENT OPERATIONS                     1.84         2.20         1.07        (3.48)       (2.39)         1.68
Less distributions from investment income - net            (0.28)       (0.18)       (0.19)       (0.18)       (0.08)        (0.29)
  Capital gains                                            (0.53)           -            -            -            -         (1.08)
                                                        --------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                 (0.81)       (0.18)       (0.19)       (0.18)       (0.08)        (1.37)
Net asset value, end of period                          $  22.49     $  21.46     $  19.44     $  18.56     $  22.22      $  24.69
                                                        ==========================================================================
       TOTAL RETURN(1)                                      8.64%       11.36%        5.85%      (15.72)%      (9.68)%**      7.95%
                                                        ==========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $  7,744     $  7,375     $  6,182     $  5,806     $  5,688      $  5,324
Ratio of expenses with reimbursement to average
  net assets(2)                                             1.76%        1.76%        1.94%        1.98%        1.99%*        1.99%
Ratio of expenses without reimbursement to average
  net assets                                                2.05%        1.95%        1.99%        1.95%        1.98%*        1.99%
Ratio of net investment income to average net assets        1.04%        0.58%        0.71%        0.37%        0.50%*        0.74%
Portfolio turnover rate                                    18.45%        6.74%        7.57%       30.99%       18.15%        22.05%

                                                                                                         8 MONTHS ENDED  YEAR ENDED
                                                                     YEAR ENDED AUGUST 31,                  AUGUST 31,  DECEMBER 31,
CLASS T SHARES                                            2005         2004         2003         2002          2001         2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
Net asset value, beginning of period                    $  22.77     $  20.56     $  19.51     $  23.26     $   25.76     $   25.30
Investment income - net                                     0.40         0.28         0.27         0.27          0.24          0.46
Net realized and unrealized gain(loss) on investments       1.72         2.21         1.04        (3.74)        (2.57)         1.54
                                                        ---------------------------------------------------------------------------
       TOTAL FROM INVESTMENT OPERATIONS                     2.12         2.49         1.31        (3.47)        (2.33)         2.00
Less distributions from investment income - net            (0.39)       (0.28)       (0.26)       (0.28)        (0.17)        (0.46)
  Capital gains                                            (0.53)           -            -            -             -         (1.08)
                                                        ---------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                 (0.92)       (0.28)       (0.26)       (0.28)        (0.17)        (1.54)
                                                        ---------------------------------------------------------------------------
Net asset value, end of period                          $  23.97     $  22.77     $  20.56     $  19.51     $   23.26     $   25.76
                                                        ===========================================================================
       TOTAL RETURN(1)                                      9.35%       12.14%        6.83%      (15.03)%       (9.07)%**      8.99%
                                                        ===========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $ 95,744     $ 97,802     $ 94,943     $103,396     $ 138,566     $ 160,319
Ratio of expenses to average net assets                     1.14%        1.10%        1.12%        1.07%         1.06%*        1.05%
Ratio of net investment income to average net assets        1.66%        1.24%        1.36%        1.26%         1.43%         1.73%
Portfolio turnover rate                                    18.45%        6.74%        7.57%       30.99%        18.15%        22.05%

*    Ratios annualized

**   Returns are not annualized

(1)  Does not include the effect of sales charge.

(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.26% for class A and 1.76% for class B until December 31, 2005.

See notes to financial statements.

                                                                      FINANCIALS

SM&R BALANCED FUND

     A MESSAGE TO OUR SHAREHOLDERS:

     The SM&R Balanced Fund strives to maintain the objective of providing a balance of both growth and income through its portfolio blend of high-yielding stocks of well-known companies, as well as bonds and money market instruments. Over the course of the fiscal year ended August 31, 2005, the fund's blend of about 65% stocks, 30% bonds and 5% money market instruments has served our shareholders well. The equity portion of the fund produced a total return (capital appreciation and dividend income) of approximately 9.24% while the bond portion of the fund has returned approximately 2.51%. During the period the overall fund produced a total return of 5.77%, before sales charges (but after other expenses), to Class T investors at net asset value. Over that same time period, the U.S. equity markets also posted strong results-with the S&P 500 returning 10.35%, the NASDAQ returning 16.30%, and the Dow Jones Industrial Average returning 3.08%.

Within the fund, we have continued shortening the duration of our fixed income holdings as we anticipate interest rates will continue to rise over the next twelve to eighteen months. Because fixed income valuations move in the opposite direction of interest rates, shortening the duration of the fund's holdings will help to minimize the expected decreasing valuations of the fixed income securities while allowing the fund to continue to produce income. Within the equity portion of the fund, we utilize the same disciplined stock selection strategies used in the SM&R Growth and Equity Income Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations. During the fiscal year, the fund benefited from over-weightings in the industrials and energy sectors and was hampered by an overweight position in financials. Stock selectivity in the telecommunications, consumer discretionary and industrials sectors boosted performance, whereas selectivity in the consumer staples, health care and materials sectors detracted from performance. Some of the strongest performing stocks included Anadarko Petroleum and Constellation Energy. A few picks that did not fare as expected include the chemical companies Dow and DuPont, both hurt by rising energy costs.

Over the past fiscal year there were basically two time periods in which the equity markets fared well: the fourth quarter of 2004 and the April through July period of 2005. The Energy and Utilities sectors are still really the only bright spots this year, and account for most of the gains in the S&P 500. All other sectors are basically flat to down. Stocks in general have not been blatantly cheap over the past 12 months, but they do not appear to be dramatically overvalued either. Considering the ongoing low levels of long term interest rates, appreciation in the stock market over the next year will probably be determined by earnings growth as it is unlikely that price/earnings multiples will be able to expand materially.

Though the past 12 months have witnessed rising energy costs and continued unwinding of monetary accommodation, consumers have surprisingly given the economic expansion renewed momentum. In particular, June retail sales surged 1.7% as sales incentives fueled a surge in auto sales. Core sales (excluding auto dealers, gasoline stations and building materials) rose 0.6% in June and at a 6.9% pace in the second quarter. Several influences

[SIDENOTE]

[CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

CONSUMER DISCRETIONARY       8.94%
CONSUMER STAPLES             6.30%
ENERGY                       6.44%
FINANCIALS                  23.08%
HEALTH CARE                  8.22%
INDUSTRIALS                  9.25%
INFORMATION TECHNOLOGY      10.32%
MATERIALS                    1.88%
MISCELLANEOUS               10.35%
TELECOMMUNICATION SERVICES   3.11%
U S GOVERNMENT               9.74%
UTILITIES                    2.37%

contributed to the improved resilience of consumer spending during the past fiscal year, including accelerated growth in the trend of nominal income and the increase in household net worth (up nearly 25% in the past two years), particularly relative to the incremental cost of energy. Over the calendar year 2004, for instance, personal income jumped $527 billion versus a $50 billion increment in energy expenses for consumers. Hence, fears of an imminent collapse in consumer spending have not been supported by the last 12 months of data.

     There are, and have been over the past year, some good reasons to discount some of the positive economic signs: the boost from auto incentives will soon fade; core service price inflation appears to be heading higher over the last several months of the fiscal year; and rising energy prices will promote a new squeeze on spending and deterioration in trade later this year. But it would be a mistake to miss the main message the economy is, and has been, sending: that the U.S. remains in a cyclically sound position with supports in place for 3-4% GDP growth and 2.0-2.5% inflation to be sustained over much of the coming fiscal year. The bottom line is, the economy was sound over the previous 12 months, and the fund benefited form this reality. That should continue.

The SM&R Balanced Fund is well positioned for the current environment with its holdings in energy, technology, industrials and consumer discretionary, while also providing exposure to defensive sectors such as healthcare, financials and consumer staples. This positioning should provide upside for the equity portion of the fund, while the fixed income portion protects the overall portfolio value from potential market corrections.

Sincerely,

/s/ Andrew R. Duncan
Andrew R. Duncan, CFA, Portfolio Manager
SM&R Balanced Fund

[CHART]

SM&R BALANCED FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R BALANCED FUND, CLASS T, AT OFFERING PRICE, AND LIPPER BALANCED FUND INDEX AND THE S&P 500

[PLOT POINTS TO COME]

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/05. Inception date of these classes is 01/01/99.

SHARE        ONE           FIVE           SINCE
CLASS        YEAR          YEAR         INCEPTION
-------------------------------------------------
  A          0.43%        (0.79)%            2.28%
  B         (0.13)%       (0.53)%            2.76%

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 5.75% through 8/31/05 for Class T Shares

10 YEAR                    6.47%
5 YEAR                    (0.78)%
1 YEAR                    (0.30)%

SM&R Balanced Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the average annual returns of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                                              MANAGER COMMENTARY

SCHEDULE OF INVESTMENTS August 31, 2005

COMMON STOCK                                                           SHARES            VALUE
CONSUMER DISCRETIONARY:

HOTELS, RESTAURANTS & LEISURE - 0.70%
Starwood Hotels & Resorts Worldwide, Inc.                               3,700  $       215,710

HOUSEHOLD DURABLES - 0.79%
Newell Rubbermaid Inc.                                                  3,800           89,034
Stanley Works (The)                                                     3,400          155,550
                                                                                       244,584

LEISURE EQUIPMENT & PRODUCTS - 0.67%
Brunswick Corp.                                                         4,700          206,800

MEDIA - 2.67%
Comcast Corp. (Special Class A)*                                        2,000           60,360
Comcast Corp. (Class A)*                                                3,500          107,625
News Corp (Class A)                                                     6,100           98,881
Time Warner Inc.                                                        9,000          161,280
Viacom Inc. (Class B)                                                   4,000          135,960
Walt Disney Co. (The)                                                  10,400          261,976
                                                                                       826,082

MULTI-LINE RETAIL - 0.86%
J. C. Penney Co., Inc. (Holding Co.)                                    2,200          106,986
Kohl's Corp.*                                                           1,000           52,450
Target Corp.                                                            2,000          107,500
                                                                                       266,936

SPECIALTY RETAIL - 1.61%
Best Buy Co., Inc.                                                      3,000          142,980
Limited Brands, Inc.                                                    7,600          167,048
Lowe's Companies, Inc.                                                  2,900          186,499
                                                                                       496,527

               TOTAL CONSUMER DISCRETIONARY - 7.30%                                  2,256,639
               -------------------------------------------------------------------------------

CONSUMER STAPLES:

BEVERAGES - 1.38%
Coca-Cola Co. (The)                                                     6,000  $       264,000
PepsiCo, Inc.                                                           3,000          164,550
                                                                                       428,550

FOOD PRODUCTS - 1.38%
H.J. Heinz Co.                                                          2,600           93,392
McCormick & Co., Inc.                                                   5,700          193,287
Sensient Technologies Corp.                                             7,400          138,898
                                                                                       425,577

FOOD & DRUG RETAILING - 1.35%
Wal-Mart Stores, Inc.                                                   9,300          418,128

HOUSEHOLD PRODUCTS - 1.74%
Kimberly-Clark Corp.                                                    2,200          137,104
Procter & Gamble Co.                                                    7,200          399,456
                                                                                       536,560

PERSONAL PRODUCTS - 0.42%
Gillette Co.                                                            2,400          129,288

               TOTAL CONSUMER STAPLES - 6.27%                                        1,938,103
               -------------------------------------------------------------------------------

ENERGY:

ENERGY EQUIPMENT & SERVICES - 0.73%
Schlumberger Ltd.                                                       1,200          103,476
Weatherford International Ltd.*                                         1,800          121,878
                                                                                       225,354

COMMON STOCK                                                           SHARES            VALUE
OIL & GAS - 5.68%
Anadarko Petroleum Corp.                                                1,800  $       163,566
BP PLC ADR                                                              5,092          348,191
ChevronTexaco Corp.                                                     7,601          466,701
Exxon Mobil Corp.                                                      13,000          778,700
                                                                                     1,757,158

               TOTAL ENERGY - 6.41%                                                  1,982,512
               -------------------------------------------------------------------------------

FINANCIALS:

BANKS - 4.97%
Bank of America Corp.                                                  13,300          572,299
PNC Financial Services Group, Inc                                       6,100          343,003
U.S. Bancorp                                                            7,200          210,384
Wachovia Corp.                                                          3,600          178,632
Wells Fargo & Co.                                                       3,900          232,518
                                                                                     1,536,836

DIVERSIFIED FINANCIALS - 5.65%
American Express Co.                                                    3,600          198,864
Citigroup Inc.                                                         14,500          634,665
Federal Home Loan Mortgage Corp.                                        3,900          235,482
Goldman Sachs Group, Inc. (The)                                         1,000          111,180
JPMorgan Chase & Co.                                                    4,092          138,678
Morgan Stanley                                                          8,400          427,308
                                                                                     1,746,177

INSURANCE - 3.36%
Allstate Corp. (The)                                                    2,300  $       129,283
American International Group, Inc.                                      5,731          339,275
Marsh & McLennan Companies, Inc.                                        3,400           95,370
Prudential Financial, Inc.                                              3,900          251,043
St. Paul Travelers Companies, Inc. (The)                                5,254          225,975
                                                                                     1,040,946

               TOTAL FINANCIALS - 13.98%                                             4,323,959
               -------------------------------------------------------------------------------

HEALTH CARE:

BIOTECHNOLOGY - 0.64%
Amgen Inc.*                                                             2,500          199,750

HEALTH CARE EQUIPMENT & SUPPLIES - 0.50%
Beckman Coulter, Inc.                                                   2,400          133,896
Zimmer Holdings, Inc.*                                                    260           21,364
                                                                                       155,260

HEALTH CARE PROVIDERS & SERVICES - 0.30%
Health Management Associates, Inc. (Class A)                            3,800           92,416

PHARMACEUTICALS - 6.73%
Abbott Laboratories                                                     4,200          189,546
Allergan, Inc.                                                          1,700          156,485
Bristol-Myers Squibb Co.                                                5,800          141,926
Hospira, Inc.*                                                            420           16,733
Johnson & Johnson                                                       9,200          583,188
Merck & Co., Inc.                                                       5,300          149,619
Pfizer Inc.                                                            21,555          549,006
Watson Pharmaceuticals, Inc.*                                           4,400          151,712
Wyeth                                                                   3,100          141,949
                                                                                     2,080,164

               TOTAL HEALTH CARE - 8.17%                                             2,527,590
               -------------------------------------------------------------------------------

                                                                        HOLDINGS

COMMON STOCK                                                           SHARES            VALUE
INDUSTRIALS:

AEROSPACE & DEFENSE - 0.85%
Goodrich Corp.                                                          3,300  $       151,206
Honeywell International Inc.                                            2,900          111,012
                                                                                       262,218

AIR FREIGHT & COURIERS - 0.36%
United Parcel Service, Inc. (Class B)                                   1,600          113,424

BUILDING PRODUCTS - 0.66%
American Standard Companies Inc.                                        4,500          205,200

COMMERCIAL SERVICES & SUPPLIES - 1.10%
Banta Corp.                                                             5,200          254,540
ServiceMaster Co. (The)                                                 6,200           85,188
                                                                                       339,728

CONSTRUCTION & ENGINEERING - 0.31%
Cemex S.A. de C.V. ADR                                                  2,000           95,340

INDUSTRIAL CONGLOMERATES - 3.05%
3M Co.                                                                  1,900          135,185
General Electric Co.                                                   21,400          719,254
Tyco International Ltd.                                                 3,200           89,056
                                                                                       943,495

MACHINERY - 1.41%
Danaher Corp.                                                           4,000          214,240
Illinois Tool Works Inc.                                                1,400          117,992
Ingersoll-Rand Co. (Class A)                                            1,300          103,506
                                                                                       435,738

               TOTAL INDUSTRIALS - 7.74%                                             2,395,143
               -------------------------------------------------------------------------------

INFORMATION TECHNOLOGY:

COMMUNICATIONS EQUIPMENT - 1.44%
Cisco Systems, Inc.*                                                   11,700  $       206,154
Motorola, Inc.                                                          6,200          135,656
Nokia Oyj ADR                                                           6,500          102,505
                                                                                       444,315

COMPUTERS & PERIPHERALS - 2.25%
Dell Inc.*                                                              6,900          245,640
EMC Corp.*                                                             20,100          258,486
Hewlett-Packard Co.                                                     6,900          191,544
                                                                                       695,670

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.75%
Intel Corp.                                                            13,000          334,360
Linear Technology Corp.                                                 1,500           56,895
Texas Instruments Inc.                                                  2,300           75,164
Xilinx, Inc.                                                            2,700           75,843
                                                                                       542,262

SOFTWARE - 2.81%
Electronic Arts Inc.*
Microsoft Corp.                                                         1,500           85,920
Oracle Corp.*                                                          23,300          638,420
                                                                       11,100          143,967
                                                                                       868,307

               TOTAL INFORMATION TECHNOLOGY - 8.25%                                  2,550,554
               -------------------------------------------------------------------------------

COMMON STOCK                                                           SHARES            VALUE
MATERIALS:

CHEMICALS - 1.08%
Dow Chemical Co.                                                        3,100  $       133,920
Ecolab Inc.                                                             1,300           42,900
E.I. du Pont de Nemours and Co.                                         1,900           75,183
PPG Industries, Inc.                                                    1,300           81,874
                                                                                       333,877

CONTAINERS & PACKAGING - 0.39%
Sealed Air Corp.*                                                       2,400          121,800

METALS & MINING - 0.27%
Alcoa Inc.                                                              3,100           83,049

PAPER & FOREST PRODUCTS - 0.13%
International Paper Co.                                                 1,200           37,020
Neenah Paper, Inc.                                                         66            2,000
                                                                                        39,020

               TOTAL MATERIALS - 1.87%                                                 577,746
               -------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES:

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.61%
ALLTEL Corp.                                                            2,400          148,776
Sprint Nextel Corp.                                                    10,263          266,119
Verizon Communications Inc.                                             2,580           84,392
                                                                                       499,287

WIRELESS TELECOMMUNICATION SERVICES - 0.49%
Vodafone Group PLC ADR                                                  5,500          149,875

               TOTAL TELECOMMUNICATION SERVICES - 2.10%                                649,162
               -------------------------------------------------------------------------------

UTILITIES:

ELECTRIC UTILITIES - 2.36%
AmerenCorp                                                              3,000  $       164,790
CenterPoint Energy, Inc.                                                5,500           78,155
Constellation Energy Group                                              5,000          293,750
Exelon Corp.                                                            1,400           75,446
Southern Co. (The)                                                      1,600           55,040
Wisconsin Energy Corp.                                                  1,600           62,672
                                                                                       729,853

               TOTAL UTILITIES - 2.36%                                                 729,853
               -------------------------------------------------------------------------------
               TOTAL COMMON STOCK - 64.45%
               -------------------------------------------------------------------------------
               (Cost $16,194,077)                                                   19,931,261

BONDS AND NOTES                                                   FACE AMOUNT            VALUE
CONSUMER DISCRETIONARY:

AUTO COMPONENTS - 1.59%
Cooper Tire & Rubber Co.,
  7.75%, 12/15/09                                             $       450,000  $       493,067

               TOTAL CONSUMER DISCRETIONARY - 1.59%                                    493,067
               -------------------------------------------------------------------------------

FINANCIALS:

BANKS - 2.52%
Royal Bank of Scotland GRP PLC,
  yankee bond, 6.40%, 04/01/09                                        500,000          532,991
Washington Mutual Inc.,
  4.20%, 01/15/10                                                     250,000          247,038
                                                                                       780,029

DIVERSIFIED FINANCIALS - 4.60%
General Electric Capital Corp.,
  3.75%, 12/15/09                                                     350,000          342,258
JPMorgan Chase & Co., Inc.,
  6.00%, 01/15/09                                                     500,000          524,452
Weingarten Realty Investors,
  7.35%, 07/20/09                                                     500,000          555,857
                                                                                     1,422,567

INSURANCE - 1.86%
Money Group Inc. (The),
  8.35%, 03/15/10                                                     500,000          573,167

               TOTAL FINANCIALS - 8.98%                                              2,775,763
               -------------------------------------------------------------------------------

INDUSTRIALS:

TRANSPORTATION INFRASTRUCTURE - 1.46%
  Hertz Corp., 7.40%, 03/01/11                                $       455,000  $       450,273

               TOTAL INDUSTRIALS - 1.46%                                               450,273
               -------------------------------------------------------------------------------

INFORMATION TECHNOLOGY:

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.02%
Koninklijke Philips Elec.,
  yankee bond, 8.375%, 09/15/06                                       600,000          624,496

               TOTAL INFORMATION TECHNOLOGY - 2.02%                                    624,496
               -------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES:

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.99%
SBC Communications Capital Corp.,
  7.11%, 08/14/06 (a)                                                 300,000          306,615

               TOTAL TELECOMMUNICATION SERVICES - 0.99%                                306,615
               -------------------------------------------------------------------------------

BONDS AND NOTES                                                   FACE AMOUNT            VALUE
U S GOVERNMENT AGENCY SECURITIES:

U S GOVERNMENT AGENCY SECURITIES - 9.69%
Federal Farm Credit Bank
  4.70%, 10/06/08                                             $       400,000  $       400,667
Federal Farm Credit Bank
  4.15%, 11/30/09                                                     350,000          347,040
Federal Home Loan Bank,
  2.45%, 03/23/07                                                   1,500,000        1,465,225
Federal Home Loan Bank,
  4.40%, 12/28/09                                                     750,000          740,393
Federal Home Loan Mortgage Corp.,
  Pool #284839, 8.50%, 01/01/17                                         9,567           10,346
Federal National Mortgage Association,
  Pool #048974, 8.00%, 06/01/17                                        29,938           32,056
                                                                                     2,995,727

               TOTAL US GOVERNMENT AGENCY SECURITIES - 9.69%                         2,995,727
               -------------------------------------------------------------------------------
               TOTAL BONDS AND NOTES - 24.73%
               -------------------------------------------------------------------------------
               (Cost $7,406,139)                                                     7,645,941

MONEY MARKET FUND

SM&R Money Market Fund, 2.92% (b)                                         784              784

               TOTAL MONEY MARKET FUND - 0.00%
               -------------------------------------------------------------------------------
               (Cost $784)                                                                 784

COMMERCIAL PAPER                                                  FACE AMOUNT            VALUE
COMMUNICATIONS EQUIPMENT - 0.56%
Motorola Corp., 3.59%, 09/06/05                               $       173,000  $       172,914

ELECTRIC UTILITIES - 2.31%
OGE Energy Corp., 3.58%, 09/02/05                                     714,000          713,929

FOOD PRODUCTS - 1.95%
Kraft Foods Inc., 3.55%, 09/08/05                                     602,000          601,584

HOUSEHOLD DURABLES - 3.82%
Fortune Brands, 3.58%, 09/01/05                                     1,182,000        1,182,000

MEDIA - 1.66%
Walt Disney Co., 3.57%, 09/07/05                                      514,000          513,694

               TOTAL COMMERCIAL PAPER - 10.30%
               -------------------------------------------------------------------------------
               (Cost $3,184,121)                                                     3,184,121

               TOTAL INVESTMENTS - 99.48%
               -------------------------------------------------------------------------------
               (Cost $26,785,121)                                                   30,762,107

               CASH AND OTHER ASSETS,
               LESS LIABILITIES - 0.52%                                                160,750
               -------------------------------------------------------------------------------
               NET ASSETS - 100.00%                                            $    30,922,857
               -------------------------------------------------------------------------------

* - Non-income producing securities

ABBREVIATIONS
ADR - American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS:
(a)  Long term obligations that will mature in less than one year.

(b) The rate quoted is the annualized seven-day yield of the fund at August 31, 2005. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Balanced Fund are affiliated by having the same investment advisor.

See notes to financial statements.

SM&R BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2005

ASSETS
Investments in unaffiliated securities, at value
  (Cost $26,784,337)                                                $ 30,761,323
Investments in affiliated money market fund
  (Cost $784)                                                                784
       Total investments (Cost $26,785,121)                           30,762,107
Prepaid expenses                                                          23,856
Receivable for:
  Investments securities sold                                                169
  Capital stock sold                                                       7,587
  Dividends                                                               47,153
  Interest                                                               148,823
  Expense reimbursement                                                    4,684
Other assets                                                              15,067
       TOTAL ASSETS                                                   31,009,446

LIABILITIES
Capital stock reacquired                                                   2,850
Payable to investment advisor for fund expenses                           22,382
Accrued:
  Investment advisory fee                                                 21,073
  Administrative service fee                                               7,024
  Distribution fee                                                         9,117
Other liabilities                                                         24,143
       TOTAL LIABILITIES                                                  86,589
       NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                $ 30,922,857

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                            25,624,452
Undistributed net investment income                                       92,271
Accumulated net realized gain on investments                           1,229,148
Net unrealized appreciation of investments                             3,976,986
       NET ASSETS                                                   $ 30,922,857

NET ASSETS:
Class A                                                             $  5,029,904
Class B                                                             $  3,094,756
Class T                                                             $ 22,798,197
       TOTAL NET ASSETS:                                            $ 30,922,857

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                          50,000,000
  Outstanding                                                            276,579
  Net asset value and redemption price per share                    $      18.19
  Offering price per share:
       (Net asset value of $18.19/95%)                              $      19.14
Class B:
  Authorized                                                          25,000,000
  Outstanding                                                            168,443
  Net asset value and offering price per share                      $      18.37
Class T:
  Authorized                                                          25,000,000
  Outstanding                                                          1,209,479
  Net asset value and redemption price per share                    $      18.85
  Offering price per share:
       (Net asset value of $18.85/94.25%)                           $      20.00

                                              See notes to financial statements.

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2005

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $1,806)                   $    513,531
Interest                                                                 468,998
Interest from affiliated money market fund                                   101
       TOTAL INVESTMENT INCOME                                           982,630

EXPENSES
Investment advisory fee                                                  233,307
Administrative service fee                                                77,769
Professional fees                                                         14,354
Custody and transaction fees                                              16,084
Directors' fees                                                            5,566
Insurance expenses                                                         8,956
Compliance expenses                                                        3,254
Qualification fees                                                         5,143
  Class A                                                                  7,158
  Class B                                                                  4,124
  Class T                                                                  5,351
Shareholder reporting expenses
  Class A                                                                  8,132
  Class B                                                                  5,615
  Class T                                                                 10,346
Distribution fee
  Class A                                                                 12,200
  Class B                                                                 23,425
       TOTAL EXPENSES                                                    440,784
       LESS EXPENSES REIMBURSED                                          (34,740)
       NET EXPENSES                                                      406,044
       INVESTMENT INCOME - NET                                           576,586

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                       1,243,042
Change in unrealized depreciation of investments                         (94,371)
       NET GAIN ON INVESTMENTS                                         1,148,671
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $  1,725,257

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,

                                                       2005            2004
                                                   ----------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment income - net                            $    576,586    $    454,329
Net realized gain on investments                      1,243,042         356,971
Change in unrealized appreciation
  (depreciation) of investments                         (94,371)      1,617,148
Net increase in net assets resulting
  from operations                                     1,725,257       2,428,448

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income - net
  Class A                                               (93,764)        (68,108)
  Class B                                               (44,074)        (35,072)
  Class T                                              (420,489)       (365,311)
Capital Gains
  Class A                                               (17,004)        (45,377)
  Class B                                               (10,979)        (30,287)
  Class T                                               (79,523)       (264,673)
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS             (665,833)       (808,828)

CAPITAL SHARE TRANSACTIONS - NET
  Class A                                               466,400         793,615
  Class B                                                40,698         486,952
  Class T                                              (790,502)        (76,867)
       TOTAL NET CAPITAL SHARE TRANSACTIONS            (283,404)      1,203,700
       TOTAL INCREASE IN NET ASSETS                     776,020       2,823,320

NET ASSETS
Beginning of year                                    30,146,837      27,323,517
End of year                                        $ 30,922,857    $ 30,146,837
Undistributed Net
  Investment Income                                $     92,271    $     74,012

                                              See notes to financial statements.

                                                                      FINANCIALS

FINANCIAL HIGHLIGHTS

                                                                                               8 MONTHS ENDED        YEAR ENDED
                                                         YEAR ENDED AUGUST 31,                   AUGUST 31,         DECEMBER 31,
CLASS A SHARES                               2005         2004         2003         2002            2001                2000
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
Net asset value, beginning of period       $  17.60     $  16.65     $  15.93     $  17.44     $        18.93       $      20.30
Investment income - net                        0.35         0.28         0.32         0.39               0.23               0.37
Net realized and unrealized gain (loss)
  on investments                               0.65         1.18         0.77        (1.47)             (1.53)             (0.06)
                                           -------------------------------------------------------------------------------------
       TOTAL FROM INVESTMENT OPERATIONS        1.00         1.46         1.09        (1.08)             (1.30)              0.31
Less distributions from investment
  income - net                                (0.35)       (0.30)       (0.37)       (0.43)             (0.19)             (0.39)
  Capital gains                               (0.06)       (0.21)           -            -                  -              (1.29)
                                           -------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                    (0.41)       (0.51)       (0.37)       (0.43)             (0.19)             (1.68)
                                           -------------------------------------------------------------------------------------
Net asset value, end of period             $  18.19     $  17.60     $  16.65     $  15.93     $        17.44       $      18.93
                                           =====================================================================================
       TOTAL RETURN(1)                         5.73%        8.83%        7.02%       (6.29)%            (6.87)%**           3.35%
                                           =====================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                          $  5,030     $  4,409     $  3,419     $  3,183     $        2,713       $      2,512
Ratio of expenses with reimbursement
  to average net assets (2)                    1.30%        1.30%        1.30%        1.45%              1.50%*             1.50%
Ratio of expenses without
  reimbursement to average net assets          1.73%        1.64%        1.69%        1.73%              1.50%*             1.92%
Ratio of net investment income to
  average net assets                           1.85%        1.51%        2.02%        2.27%              1.99%*             2.40%
Portfolio turnover rate                       23.18%       11.15%       23.83%       25.80%             14.77%             13.17%

                                                                                               8 MONTHS ENDED        YEAR ENDED
                                                         YEAR ENDED AUGUST 31,                   AUGUST 31,         DECEMBER 31,
CLASS B SHARES                               2005         2004         2003         2002            2001                2000
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
Net asset value, beginning of period       $  17.78     $  16.83     $  16.18     $  17.72     $        19.26       $      20.64
Investment income - net                        0.25         0.20         0.24         0.30               0.20               0.35
Net realized and unrealized gain (loss)
  on investments                               0.66         1.19         0.72        (1.47)             (1.59)             (0.08)
                                           -------------------------------------------------------------------------------------
       TOTAL FROM INVESTMENT OPERATIONS        0.91         1.39         0.96        (1.17)             (1.39)              0.27
Less distributions from investment
  income - net                                (0.26)       (0.23)       (0.31)       (0.37)             (0.15)             (0.36)
  Capital gains                               (0.06)       (0.21)           -            -                  -              (1.29)
                                           -------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                    (0.32)       (0.44)       (0.31)       (0.37)             (0.15)             (1.65)
                                           -------------------------------------------------------------------------------------
Net asset value, end of period             $  18.37     $  17.78     $  16.83     $  16.18     $        17.72       $      19.26
                                           =====================================================================================
       TOTAL RETURN(1)                         5.15%        8.33%        6.10%       (6.69)%            (7.23)%**           2.79%
                                           =====================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                          $  3,095     $  2,952     $  2,336     $  2,105     $        1,917       $      2,081
Ratio of expenses with reimbursement
   to average net assets (2)                   1.80%        1.80%        1.80%        1.95%              2.00%*             2.00%
Ratio of expenses without reimbursement
   to average net assets                       2.23%        2.13%        2.18%        2.22%              2.00%*             2.23%
Ratio of net investment income to
   average net assets                          1.36%        1.00%        1.51%        1.77%              1.55%*             1.89%.
Portfolio turnover rate                       23.18%       11.15%       23.83%       25.80%             14.77%             13.17%

                                                                                               8 MONTHS ENDED        YEAR ENDED
                                                         YEAR ENDED AUGUST 31,                   AUGUST 31,         DECEMBER 31,
CLASS T SHARES                               2005         2004         2003         2002            2001                2000
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
Net asset value, beginning of period       $  18.21     $  17.18     $  16.42     $  17.91     $        19.40       $      20.67
Investment income - net                        0.36         0.29         0.34         0.43               0.31               0.56
Net realized and unrealized gain (loss)
  on investments                               0.68         1.24         0.77        (1.50)             (1.58)              0.01
                                           -------------------------------------------------------------------------------------
       TOTAL FROM INVESTMENT OPERATIONS        1.04         1.53         1.11        (1.07)             (1.27)              0.57
Less distributions from investment
  income - net                                (0.34)       (0.29)       (0.35)       (0.42)             (0.22)             (0.55)
  Capital gains                               (0.06)       (0.21)           -            -                  -              (1.29)
                                           -------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                    (0.40)       (0.50)       (0.35)       (0.42)             (0.22)             (1.84)
                                           -------------------------------------------------------------------------------------
Net asset value, end of period             $  18.85     $  18.21     $  17.18     $  16.42     $        17.91       $      19.40
                                           =====================================================================================
       TOTAL RETURN(1)                         5.77%        8.95%        6.95%       (6.07)%            (6.54)%**           3.64%
                                           =====================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                          $ 22,798     $ 22,785     $ 21,569     $ 21,631     $       24,798       $     28,223
Ratio of expenses with reimbursement to
  average net assets                           1.24%        1.23%        1.25%        1.25%              1.25%*             1.25%
Ratio of expenses without reimbursement
  to average net assets                        1.24%        1.23%        1.26%        1.27%              1.25%*             1.34%
Ratio of net investment income to
  average net assets                           1.92%        1.58%        2.08%        2.47%              2.52%*             2.63%
Portfolio turnover rate                       23.18%       11.15%       23.83%       25.80%             14.77%             13.17%

*    Ratios annualized
**   Returns are not annualized
(1)  Does not include the effect of sales charge.
(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.30% for class A and 1.80% for class B until December 31, 2005.

                                              See notes to financial statements.

SM&R GOVERNMENT BOND FUND

     A MESSAGE TO OUR SHAREHOLDERS:

     The SM&R Government Bond Fund is focused on providing competitive levels of current income to the conservative investor through investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as securities of corporate issuers deemed to be of higher credit quality and financial strength.

     Over the past fiscal year ending August 31, 2005, the fund has provided a total return of 1.84% to Class T investors at net asset value. The year to date total return for the eight months ended August 31, 2005 was 1.82%. The fund has an average maturity of 3.7 years, a market-weighted average coupon of 4.09%, and a modified duration of 3 years.

The fund was positioned with a shorter duration than its index in expectation of rising interest rates. The Federal Reserve has been raising the short-term federal funds rate at each Federal Open Market Committee meeting since June 2005. However, longer term rates did not follow the upward movement, resulting in a 15-month flattening trend in the yield curve by the end of August.

Over the past 12 months, trade deficits and low interest rates around the globe continued to fuel huge foreign demand for U.S. Treasuries, and inflation fears remained mostly contained. As a result, long-term nominal and real Treasury yields remained below historic norms. While this past fiscal year did feature some bond market volatility, the fixed income market rebounded from significant sell-offs numerous times over the last year. Of course, the fund does generally mimic market direction. Although the benchmark 10-year Treasury yield reached a four-month high in terms of its yield in early August, it was back near 4% by the end of the month, the lowest level since June.

     The reasons for the most recent rally can be attributed the Hurricane Katrina related uncertainties and rising oil prices. Most economists have lowered near-term GDP growth forecasts in the wake of Katrina, but note that longer-term cleanup, rebuilding and related federal funding will boost future growth. Meanwhile oil prices peaked at around $70 per barrel at the end of August, and Katrina's effect on refining production in the Gulf of Mexico caused a sharp rise in gasoline prices.

          Energy prices are closely watched by fixed-income markets, from an inflationary standpoint certainly, but more importantly form the impact on consumer discretionary income. Since consumer spending has been a key driver of U.S. economic growth, any factor affecting household spending translates directly to trends in economic growth patterns. Generally, slower spending means slower growth and less upward pressure on interest rates.

[SIDENOTE]

[CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

AFFILIATED MONEY MARKET    0.21%
FINANCIALS                 1.92%
MATERIALS                  3.87%
MISCELLANEOUS              1.40%
U S GOVERNMENT            92.60%

We expect long-term rates to remain in their recent trading range and the yield curve to remain flat to slightly positive for the next 6 months. These conditions should not vary substantially from what we saw over the past fiscal year, therefore the next 12 months may feel similar to the previous 12 months, at least in terms of Fund performance. However, we will be closely monitoring the situation for any signs of a changing bond market course, and any opportunities we see arising from the change.

Best Regards,

/s/ Anne M. LeMire

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Government Bond Fund

[CHART]

SM&R GOVERNMENT BOND FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R GOVERNMENT BOND FUND, CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL U.S. GOVERNMENT FUND INDEX

[PLOT POINTS TO COME]

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/05. Inception date of these classes is 01/01/99.

  SHARE       ONE     FIVE       SINCE
  CLASS       YEAR    YEAR     INCEPTION
----------------------------------------
   A         (2.94)%  3.89%      3.50%
   B         (1.64)%  4.38%      3.78%

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 4.5% through 8/31/05 for Class T Shares

10 YEAR        5.47%
5 YEAR         4.07%
1 YEAR        (2.73)%

SM&R Government Bond Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expense and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The current maximum initial sales charge for Class A shares is 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declines to 1% in the third year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                                              MANAGER COMMENTARY

SCHEDULE OF INVESTMENTS August 31, 2005

                                                            MATURITY      INTEREST/STATED         FACE
CORPORATE BONDS                                               DATE             RATE(%)           AMOUNT        VALUE
FINANCIALS:

DIVERSIFIED FINANCIALS - 1.90%
MBNA Master Credit Card Trust                               02/15/12           7.000           $  500,000   $   550,393

                                                            TOTAL FINANCIALS - 1.90%                            550,393
                                                            -----------------------------------------------------------
MATERIALS:

METALS & MINING - 3.84%
Carpenter Technology Corp.                                  05/15/13           6.625            1,000,000     1,107,836

                                                            TOTAL MATERIALS - 3.84%                           1,107,836
                                                            -----------------------------------------------------------
                                                            TOTAL CORPORATE BONDS - 5.74%
                                                            -----------------------------------------------------------
                                                            (Cost $1,513,516)                                 1,658,229

U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES:

U S GOVERNMENT AGENCY SECURITIES - 46.40%
Federal Home Loan Bank (a)                                  10/25/05           6.230              150,000       150,559
Federal Home Loan Bank (a)                                  03/06/06           5.125            2,000,000     2,012,522
Federal Home Loan Bank (a)                                  03/15/06           2.500            1,600,000     1,588,286
Federal Home Loan Mortgage Corp.(a)                         09/15/05           2.875              500,000       499,827
Federal Home Loan Mortgage Corp.(a)                         11/15/05           2.125            1,990,000     1,983,431
Federal Home Loan Mortgage Corp.                            03/16/07           2.700              900,000       882,261
Federal Home Loan Mortgage Corp.                            08/03/07           3.750              500,000       497,254
Federal Home Loan Mortgage Corp.                            06/12/13           4.000            1,900,000     1,840,992
Federal National Mortgage Assoc.                            02/01/08           3.875              500,000       496,185
Federal National Mortgage Assoc.                            02/01/11           6.250            1,850,000     2,014,254
Federal National Mortgage Assoc.                            03/15/11           5.500            1,300,000     1,383,546
Federal Home Loan Mortgage Corp., Series 1205-G             03/15/07           7.000               37,822        37,764
Private Export Funding                                      01/15/10           7.200               15,000        16,788
                                                                                                             13,403,669
U S GOVERNMENT SECURITIES - 45.40%
U S Treasury Bond (a)                                       02/28/06           1.625            2,000,000     1,979,766
U S Treasury Note (a)                                       05/15/06           6.875            1,120,000     1,144,149
U S Treasury Note                                           11/15/06           2.625            2,800,000     2,761,282
U S Treasury Note                                           05/15/08           2.625              700,000       678,535
U S Treasury Note                                           05/15/08           5.625              500,000       522,813

                                                            MATURITY      INTEREST/STATED         FACE
U S GOVERNMENT AGENCY AND US GOVERNMENT SECURITIES            DATE             RATE(%)           AMOUNT        VALUE
U S GOVERNMENT SECURITIES - 45.40% (CONT'D)
U S Treasury Note                                           02/15/11           5.000           $1,900,000   $ 2,004,648
U S Treasury Note                                           05/15/14           4.750            1,319,000     1,389,432
U S Treasury Note                                           08/15/14           4.250            2,000,000     2,033,672
U S Treasury Note                                           02/15/15           4.000              600,000       598,242
                                                                                                             13,112,539

                                                            TOTAL U S GOVERNMENT AGENCY AND
                                                            U S GOVERNMENT SECURITIES - 91.80%
                                                            -----------------------------------------------------------
                                                            (Cost $26,603,633)                               26,516,208

U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS:

GOVERNMENT AGENCIES - 1.39%
Federal Home Loan Bank                                      09/01/05           3.380              102,000       102,000
Federal Home Loan Bank                                      09/06/05           3.410              300,000       299,858
                                                                                                                401,858
                                                            TOTAL U S GOVERNMENT AGENCY
                                                            SHORT-TERM OBLIGATIONS - 1.39%
                                                            -----------------------------------------------------------
                                                            (Cost $401,858)                                     401,858

                                                                                                   SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND - 0.21%
SM&R Money Market Fund, 2.92% (b)                                                                  60,038        60,038
                                                            TOTAL MONEY MARKET FUND - 0.21%
                                                            -----------------------------------------------------------
                                                            (Cost $60,038)                                       60,038

                                                            TOTAL INVESTMENTS - 99.14%
                                                            -----------------------------------------------------------
                                                            (Cost $28,579,045)                               28,636,333

                                                            CASH AND OTHER ASSETS,
                                                            LESS LIABILITIES - 0.86%                            249,703
                                                            -----------------------------------------------------------
                                                            NET ASSETS - 100.00%                           $ 28,886,036
                                                            -----------------------------------------------------------

NOTE TO SCHEDULE OF INVESTMENTS:
(a)  Long term obligations that will mature in less than one year.

(b) The rate quoted is the annualized seven-day yield of the fund at August 31, 2005. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Government Bond Fund are affiliated by having the same investment advisor.

See notes to financial statements.

                                                                        HOLDINGS

SM&R GOVERNMENT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2005

ASSETS
Investments in unaffiliated securities, at value
  (Cost $28,519,007)                                              $   28,576,295
Investments in affiliated money market fund
  (Cost $60,038)                                                          60,038
       Total Investments (Cost $28,579,045)                           28,636,333
Prepaid expenses                                                          27,943
Receivable for:
  Capital stock sold                                                       5,549
  Interest                                                               271,957
  Expense reimbursement                                                   10,116
Other assets                                                               2,782
       TOTAL ASSETS                                                   28,954,680

LIABILITIES
Capital stock reacquired                                                  10,440
Distribution payable                                                         459
Payable to investment advisor for fund expenses                           18,958
Accrued:
  Investment advisory fee                                                 12,955
  Administrative service fee                                               6,477
  Distribution fee                                                         2,571
Other liabilities                                                         16,784
       TOTAL LIABILITIES                                                  68,644
       NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)              $   28,886,036

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                            29,005,874
Undistributed net investment income                                          522
Accumulated net realized loss on investments                            (177,648)
Net unrealized appreciation of investments                                57,288
       NET ASSETS                                                 $   28,886,036

NET ASSETS:
Class A                                                           $    1,036,111
Class B                                                           $    1,008,641
Class T                                                           $   26,841,284
       TOTAL NET ASSETS                                           $   28,886,036

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                         100,001,150
  Outstanding                                                             98,689
  Net asset value and redemption price per share                  $        10.50
  Offering price per share:
       (Net asset value of $10.50/95.25%)                         $        11.02
Class B:
  Authorized                                                         100,000,000
  Outstanding                                                             96,164
  Net asset value and offering price per share                    $        10.49
Class T:
  Authorized                                                          23,000,000
  Outstanding                                                          2,589,927
  Net asset value and redemption price per share                  $        10.36
  Offering price per share:
       (Net asset value of $10.36/95.5%)                          $        10.85

                                              See notes to financial statements.

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2005

INVESTMENT INCOME
Interest                                                          $      925,292
Interest from affiliated money market fund                                   769
       TOTAL INVESTMENT INCOME                                           926,061

EXPENSES
Investment advisory fee                                                  146,675
Administrative service fee                                                73,338
Professional fees                                                         13,671
Custody and transaction fees                                               7,730
Directors' fees                                                            6,293
Compliance expenses                                                        2,997
Insurance expenses                                                         7,790
Other expenses                                                                 9
Qualification fees                                                        10,308
  Class A                                                                  8,548
  Class B                                                                  4,971
  Class T                                                                  8,406
Shareholder reporting expenses
  Class A                                                                  3,201
  Class B                                                                  2,280
  Class T                                                                  4,106
Distribution fee
  Class A                                                                  2,559
  Class B                                                                  8,054
       TOTAL EXPENSES                                                    310,936
       LESS EXPENSES REIMBURSED                                          (91,439)
       NET EXPENSES                                                      219,497
       INVESTMENT INCOME - NET                                           706,564

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                        (177,508)
Change in unrealized appreciation of investments                           6,348
       NET LOSS ON INVESTMENTS                                          (171,160)
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                                $      535,404

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,

                                                      2005             2004
                                                 -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment income - net                          $      706,564   $      633,117
Net realized gain (loss) on investments                (177,508)          16,973
Change in unrealized appreciation of
  investments                                             6,348          287,515
Net increase in net assets resulting from
  operations                                            535,404          937,605

DISTRIBUTIONS TO SHAREHOLDERS FROM

Investment income - net
  Class A                                               (24,908)         (22,707)
  Class B                                               (20,641)         (21,638)
  Class T                                              (660,768)        (588,821)
Capital gains
  Class A                                                  (579)         (29,006)
  Class B                                                  (620)         (39,495)
  Class T                                               (15,913)        (770,369)
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (723,429)      (1,472,036)

CAPITAL SHARE TRANSACTIONS - NET
  Class A                                                60,012         (240,334)
  Class B                                              (116,102)        (488,459)
  Class T                                              (734,217)         298,110
    TOTAL NET CAPITAL SHARE TRANSACTIONS               (790,307)        (430,683)
    TOTAL DECREASE IN NET ASSETS                       (978,332)        (965,114)

NET ASSETS
Beginning of year                                    29,864,368       30,829,482
End of year                                      $   28,886,036   $   29,864,368
Undistributed Net Investment Income              $          522   $           19

                                              See notes to financial statements.

                                                                      FINANCIALS

FINANCIAL HIGHLIGHTS

CLASS A SHARES

YEAR ENDED AUGUST 31                                                   2005         2004         2003         2002         2001
----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year                                  $    10.56   $    10.75   $    10.88   $    10.75   $    10.14
Investment income - net                                                   0.25         0.23         0.40         0.48         0.53
Net realized and unrealized gain (loss) on investments                   (0.06)        0.11        (0.13)        0.13         0.61
                                                                    --------------------------------------------------------------
       TOTAL FROM INVESTMENT OPERATIONS                                   0.19         0.34         0.27         0.61         1.14
Less distributions from investment income - net                          (0.25)       (0.23)       (0.40)       (0.48)       (0.53)
  Capital gains                                                          (0.00)*      (0.30)           -            -            -
                                                                    --------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                               (0.25)       (0.53)       (0.40)       (0.48)       (0.53)
                                                                    --------------------------------------------------------------
Net asset value, end of year                                        $    10.50   $    10.56   $    10.75   $    10.88   $    10.75
                                                                    ==============================================================
       TOTAL RETURN(1)                                                    1.93%        3.14%        2.51%        5.82%       11.46%
                                                                    ==============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                             $    1,036   $      983   $    1,240   $    1,137   $      626
Ratio of expenses with reimbursement to average net assets (2)            0.73%        0.73%        0.73%        1.12%        1.25%
Ratio of expenses without reimbursement to average net assets             2.32%        2.04%        1.75%        1.80%        1.27%
Ratio of net investment income to average net assets                      2.43%        2.13%        3.62%        4.73%        5.25%
Portfolio turnover rate                                                  51.35%       50.62%       99.26%       25.87%       14.01%

CLASS B SHARES

YEAR ENDED AUGUST 31                                                   2005         2004         2003         2002         2001
----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year                                  $    10.55   $    10.74   $    10.86   $    10.74   $    10.14
Investment income - net                                                   0.20         0.17         0.33         0.43         0.48
Net realized and unrealized gain (loss) on investments                   (0.06)        0.11        (0.12)        0.12         0.60
                                                                    --------------------------------------------------------------
       TOTAL FROM INVESTMENT OPERATIONS                                   0.14         0.28         0.21         0.55         1.08
Less distributions from investment income - net                          (0.20)       (0.17)       (0.33)       (0.43)       (0.48)
  Capital gains                                                          (0.00)*      (0.30)           -            -            -
                                                                    --------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                               (0.20)       (0.47)       (0.33)       (0.43)       (0.48)
                                                                    --------------------------------------------------------------
Net asset value, end of year                                        $    10.49   $    10.55   $    10.74   $    10.86   $    10.74
                                                                    ==============================================================
       TOTAL RETURN(1)                                                    1.44%        2.65%        1.96%        5.27%       10.88%
                                                                    ==============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                             $    1,009   $    1,131   $    1,643   $      758   $      211
Ratio of expenses with reimbursement to average net assets (2)            1.23%        1.23%        1.23%        1.57%        1.75%
Ratio of expenses without reimbursement to average net assets             2.34%        2.06%        1.95%        2.61%        1.79%
Ratio of net investment income to average net assets                      1.92%        1.65%        2.99%        4.20%        4.69%
Portfolio turnover rate                                                  51.35%       50.62%       99.26%       25.87%       14.01%

CLASS T SHARES

YEAR ENDED AUGUST 31                                                   2005         2004         2003         2002         2001
----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year                                  $    10.43   $    10.62   $    10.75   $    10.64   $    10.05
Investment income - net                                                   0.25         0.22         0.40         0.52         0.58
Net realized and unrealized gain (loss) on investments                   (0.07)        0.11        (0.13)        0.11         0.59
                                                                    --------------------------------------------------------------
       TOTAL FROM INVESTMENT OPERATIONS                                   0.18         0.33         0.27         0.63         1.17
Less distributions from investment income - net                          (0.25)       (0.22)       (0.40)       (0.52)       (0.58)
  Capital gains                                                          (0.00)*      (0.30)           -            -            -
                                                                    --------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                               (0.25)       (0.52)       (0.40)       (0.52)       (0.58)
                                                                    --------------------------------------------------------------
Net asset value, end of year                                        $    10.36   $    10.43   $    10.62   $    10.75   $    10.64
                                                                    ==============================================================
       TOTAL RETURN(1)                                                    1.84%        3.15%        2.46%        6.08%       11.90%
                                                                    ==============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                             $   26,841   $   27,750   $   27,946   $   26,807   $   25,278
Ratio of expenses with reimbursement to average net assets (2)            0.73%        0.73%        0.73%        0.93%        0.97%
Ratio of expenses without reimbursement to average net assets             0.96%        0.95%        0.91%        0.95%        0.97%
Ratio of net investment income to average net assets                      2.43%        2.12%        3.60%        4.92%        5.55%
Portfolio turnover rate                                                  51.35%       50.62%       99.26%       25.87%       14.01%

 *   Amount less that $0.01

(1)  Does not include the effect of sales charge.

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.73% for class A, 1.23% for class B and 0.73% for class T until December 31, 2005.

See notes to financial statements.

SM&R TAX FREE FUND

     A MESSAGE TO OUR SHAREHOLDERS:

     The SM&R Tax Free Fund is a well-diversified portfolio designed to produce monthly tax-free dividends to investors seeking current income, while minimizing federal tax liability. The fund focuses primarily on issuers of the highest quality rating and often in insured issues. We analyze the creditworthiness and financial strength of both the insurers (such as AMBAC and MBIA, two market-leading municipal bond private insurers) and the underlying issuers in an effort to minimize the default risk within the portfolio to a level below the municipal market in general. Our overall average credit rating is maintained at AAA because we do not believe that the market adequately compensates for the risk profile of lower rated issuers.

Over the past fiscal year ending August 31, 2005, the fund has provided a total return of 2.72% to Class T investors at net asset value. The year-to-date total return for the eight months ended August 31, 2005 was 1.70%. The fund has an average maturity of 8.5 years, a market-weighted average coupon of 4.825%, and a modified duration of 6.5 years. Because the fund maintains a very high average quality, returns sometimes lag general municipal bond indices.

The Federal Reserve began raising short-term interest rates in June 2004 and has continued tightening at each meeting since, right through the recent fiscal year. Despite the Fed actions and positive economic data over the last year, longer-term bond yields fell. The municipal bond yield curve flattened as well, meaning that the yield spread between short and long term rates got narrower, but not to the extent of the flattening within Treasury rates. This action had a slightly negative impact on the fund.

The fund is positioned with an intermediate position on the yield curve. We chose not to lengthen the duration of the portfolio, as the long-end of the yield curve tends to significantly underperform in Fed tightening cycles. While this was the case when the Fed raised rates in both 1994 and 1999, it has not held true under the current cycle. In fact, longer dated municipals have outperformed both short and intermediate maturities over the last twelve months. Our shorter duration, in addition to maintaining a AAA average rating, caused the fund to underperform the municipal market over the past year, as longer-term and higher-yielding (lower-rated) municipal debt led market total returns.

     After the recent devastation of Hurricane Katrina, municipal bond investors have focused on the ability of municipalities to service debt when catastrophe strikes. The SM&R Tax Free Fund holds less than a 10% geographic exposure to the hurricane affected area. Approximately 80% of these holdings are credit enhanced with municipal bond insurers. While it is a possibility that some issuers may have to rely on

[SIDENOTE]

[CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

DEVELOPMENT            5.35%
EDUCATION             17.81%
GENERAL OBLIGATION    34.04%
HOUSING                0.07%
MEDICAL                6.50%
MISCELLANEOUS          9.20%
POLLUTION              2.89%
TRANSPORTATION        10.74%
UTILITIES             13.40%

insurers temporarily to make payments on their debt, cash flow to the bondholder should be uninterrupted. Early reports confirm that the municipal insurers will be able to handle reported exposure and maintain their AAA financial strength ratings. While underlying municipalities could face rating downgrades, most severely distressed municipalities do not go into bankruptcy, unlike corporate sector issuers.

Municipal bonds remain a core holding in the portfolio of investors in many tax brackets. On an after tax basis, municipal bonds can provide returns that equal or exceed taxable alternatives, often with less credit risk.

Best Regards,

/s/ Anne M. LeMire
Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Tax Free Fund

[CHART]

SM&R TAX FREE FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R TAX FREE FUND, CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL MUNICIPAL DEBT INDEX

[PLOT POINTS TO COME]

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/05. Inception date of these classes is 01/01/99.

SHARE    ONE     FIVE      SINCE
CLASS   YEAR     YEAR    INCEPTION
----------------------------------
  A    (2.16)%   3.86%     3.40%
  B    (0.83)%   4.38%     3.64%

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 4.5% through 8/31/05 for Class T Shares

10 YEAR                    4.81%
5 YEAR                     4.04%
1 YEAR                    (1.95)%

SM&R Tax Free Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expense and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The current maximum initial sales charge for Class A shares is 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declines to 1% in the third year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                                              MANAGER COMMENTARY

SCHEDULE OF INVESTMENTS August 31, 2005

                                                                        MATURITY    INTEREST/STATED       FACE
RATING (a)   MUNICIPAL BONDS                                              DATE           RATE(%)         AMOUNT         VALUE
MUNICIPAL BONDS:

             ALABAMA - 1.30%
Aaa/AAA      Alabama Drinking Water Financing Authority, Revolving
             Fund Loan, Series A - Revenue Bond                         08/15/16         4.000        $    180,000   $    182,572

             CALIFORNIA - 0.18%
A2/A         California State - General Obligation Bonds Unlimited      06/01/11         5.250              25,000        25,656

             FLORIDA - 9.23%
Aaa/AAA      Dade County, Florida Water & Sewer System - Revenue
             Bonds                                                      10/01/16         5.375             400,000        426,448
Aaa/AAA      Miami-Dade County, Florida Solid Waste System - Revenue
             Bonds                                                      10/01/18         4.750             400,000        412,856
Aaa/AAA      Miami-Dade County, Florida Expressway Authority Toll
             System - Revenue Bonds                                     07/01/29         6.375             400,000        457,928
                                                                                                                        1,297,232

             HAWAII - 1.96%
Aaa/AAA      Honolulu, Hawaii City & County - General Obligation
             Bonds                                                      07/01/13         5.000             250,000        275,487

             ILLINOIS - 5.25%
Aaa/AAA      Chicago, Illinois - General Obligation Bonds Unlimited     01/01/25         5.125             100,000        102,626
Aaa/AAA      Chicago, Illinois, Park District - General Obligation
             Bonds Unlimited, Series C                                  01/01/16         4.850             230,000        239,517
Aaa/NR       Rockford, Illinois - General Obligation Bonds Unlimited    12/15/18         4.500             180,000        183,933
Aaa/AAA      State of Illinois - General Obligation Bonds Unlimited     03/01/19         5.000             200,000        212,048
                                                                                                                          738,124

             INDIANA - 4.19%
Aaa/AAA      Aurora, Indiana-Building Corp. - Revenue Bonds             07/15/13         4.500             405,000        430,292
Aaa/AAA      South Bend, Indiana-Building Corp. - Revenue Bonds         02/01/13         4.500             150,000        158,966
                                                                                                                          589,258

             LOUISIANA - 8.44%
Aaa/AAA      Louisiana Public Facilities Authority Hospital -
             Revenue Bonds, Series C                                    07/01/19         5.000             400,000        420,100
Aaa/AAA      Monroe, Louisiana Sales and Use Tax - Revenue Bonds        07/01/16         4.000             200,000        203,578
Aaa/AAA      New Orleans, Louisiana Sewer Service - Revenue Bonds       06/01/18         5.000             300,000        310,410
Ba2/BB       Plaquemines, Louisiana - Port, Terminal Harbor &
             District, Marine Terminal Facilities - Revenue Bonds       09/01/07         5.000             250,000        251,928
                                                                                                                        1,186,016

                                                                        MATURITY    INTEREST/STATED       FACE
RATING (a)   MUNICIPAL BONDS                                              DATE           RATE(%)         AMOUNT         VALUE
             MASSACHUSETTS - 3.33%

Aaa/AAA      Massachusetts State Water Revenues Authority - General
             Purpose, Series A                                          11/01/21         5.500        $    450,000   $    467,924

             MISSISSIPPI - 3.78%
NR/AAA       Greenville Mississippi Public School District - General
             Obligation Unlimited                                       12/15/11         3.250             205,000        204,104
Aaa/AAA      Mississippi Development Bank Special Obligation Clinton
             Recreational Facilities & Municipal Building - Revenue
             Bond                                                       11/01/10         4.500             310,000        327,828
                                                                                                                          531,932

             NEW YORK - 8.45%
Aaa/AAA      New York City, New York - General Obligation Bonds
             Unlimited, Series J                                        02/15/07         5.000             100,000        102,469
A1/A         New York City, New York - General Obligation Bonds
             Unlimited, Series J                                        08/01/18         5.000             200,000        208,410
Aa1/AA+      New York City, New York - Transitional Financial
             Authority Revenue Bonds, Series C                          05/01/19         5.000             250,000        266,680
Aaa/AAA      New York-State Tollway Authority - Highway & Bridge
             Revenue Bonds, Series B                                    04/01/10         3.850             200,000        205,626
Aa1/AA-      Triborough Bridge & Tunnel Authority, New York -
             Revenue Bonds, General Purpose, Series B                   01/01/27         5.200             350,000        404,107
                                                                                                                        1,187,292

             NORTH CAROLINA - 1.48%
Aa1/AAA      North Carolina State - General Obligation Bonds
             Unlimited                                                  03/01/15         4.000             200,000        208,236

             OHIO - 5.35%
Aaa/AAA      Franklin County, Ohio - General Obligation Bonds Limited   12/01/08         5.100             300,000        310,689
Aaa/AAA      Franklin County, Ohio - General Obligation Bonds Limited   12/01/11         5.300             100,000        103,806
Aaa/AAA      Ohio State Department of Administrative Services -
             Certificate Participation                                  09/01/15         5.250             300,000        338,064
                                                                                                                          752,559

             TEXAS - 37.18%
Aaa/AAA      Aransas County, Texas - Correctional Facility
             Improvements General Obligation Bonds Limited              02/15/13         3.875             250,000        255,162
Aaa/AAA      Austin, Texas - Community College District - Revenue
             Bonds                                                      02/01/10         4.000             100,000        103,081

                                                                        HOLDINGS

                                                                        MATURITY    INTEREST/STATED       FACE
RATING (a)   MUNICIPAL BONDS                                              DATE           RATE(%)         AMOUNT         VALUE
             TEXAS - 37.18% (CONT'D)
Aaa/AAA      Austin, Texas - Independent School District - General
             Obligation Bonds Unlimited Series A                        08/01/12         3.750        $    150,000   $    153,162
Aaa/AAA      College Station, Texas Utility Systems - Revenue Bonds     02/01/13         4.125             200,000        206,484
Aaa/AAA      College Station, Texas Utility Systems - Revenue Bonds     02/01/14         4.250              65,000         67,276
Aaa/AAA      Collin County, Texas - Community College District,
             Consolidated Fund - Revenue Bonds                          02/01/15         5.250             400,000        412,140
Aaa/AAA      Dallas-Fort Worth International Airport - Dallas-Fort
             Worth Regional Airport - Joint Revenue Refunding Bonds,
             Series 1994A                                               11/01/10         6.000             100,000        100,236
Aaa/AAA      Dallas, Texas - Independent School District - General
             Obligation Bonds Unlimited                                 02/15/09         4.200             100,000        103,527
Aaa/AAA      El Paso, Texas - Public Improvement - General
             Obligation Bonds Limited                                   08/15/17         4.000             270,000        271,828
Aaa/AA-      Flower Mound, Texas - Refunding and Improvement -
             General Obligation Bonds Unlimited                         03/01/17         5.500             200,000        207,236
Aaa/NR       Galveston County, Texas - Public Improvements - General
             Obligation Bonds Unlimited                                 02/01/10         4.300              25,000         26,076
Aaa/NR       Galveston County, Texas - Public Improvements - General
             Obligation Bonds Limited                                   02/01/11         4.375             125,000        131,391
Aaa/AAA      Jefferson County, Texas - Public Improvement
             Certificates of Obligation, Series B                       08/01/16         4.125             255,000        260,263
Aaa/AAA      League City, Texas - Public Improvements - General
             Obligation Bonds Limited                                   02/15/13         4.750             100,000        106,826
Aaa/AAA      Lubbock County, Texas - General Obligation Bonds
             Limited                                                    02/15/17         5.500             250,000        280,120
Aaa/AAA      Lubbock, Texas - Municipal Drainage Utility - General
             Obligation Bonds Limited                                   02/15/14         4.000             250,000        254,918
Aaa/AAA      Mission, Texas - Consolidated Independent School
             District - General Obligation Bonds Unlimited              02/15/18         4.500             200,000        202,454
Aaa/AAA      Montgomery County, Texas - Public Improvement General
             Obligation Bonds Limited                                   03/01/12         4.000             250,000        258,138
Aaa/AAA      Rockwell, Texas - Waterworks & Sewer - General
             Obligation Bonds Limited                                   08/01/11         3.700             115,000        117,049
Aaa/AAA      Round Rock, Texas - Independent School District
             Refunding and Improvement - General Obligation Bonds
             Unlimited                                                  08/01/11         4.400             250,000        260,054
Aaa/AAA      SanAntonio, Texas - River Authority Sewer Refunding
             and Improvement - Martinez Salatrillo, Revenue Bonds       07/01/12         3.750             100,000        101,809

                                                                        MATURITY    INTEREST/STATED       FACE
RATING (a)   MUNICIPAL BONDS                                              DATE           RATE(%)         AMOUNT         VALUE
             TEXAS - 37.18% (CONT'D)
Aaa/NR       Tarrant County Health Facilities Development Corp. -
             Health System Revenue Bonds,
             (Harris Methodist Health System), Series 1994 (c)          09/01/14         6.000        $    200,000   $    232,726
Aa1/AA+      Texas A&M University Revenue and Financing System -
             Revenue Refunding Bonds, Series A                          05/15/17         5.000             250,000        271,080
Aaa/AAA      Texas Turnpike Authority-Dallas North Tollway System -
             Revenue Bonds, Series 1995(President George Bush
             Turnpike)                                                  01/01/15         5.400             100,000        102,856
Aaa/AAA      University of Texas Permanent University Fund - Revenue
             Bonds, Prerefunded, Series A To 07/01/11                   07/01/13         6.250              45,000         52,015
Aaa/AAA      University of Texas Permanent University Fund - Revenue
             Bonds, Prerefunded, Series A To 01/01/12                   07/01/13         6.250              55,000         63,861
Aaa/AAA      University of Texas Permanent University Fund - Revenue
             Bonds, Prerefunded, Series A To 01/01/13                   07/01/13         6.250              55,000         64,861
Aaa/AAA      Waco, Texas - General Obligation Bonds Limited             02/01/16         4.000             250,000        252,533
Aaa/NR       Weslaco, Texas - Independent School District - General
             Obligation Bonds                                           02/15/13         5.650             100,000        101,209
Aaa/AAA      West University Place, Texas - General Obligation Bonds
             Limited, Permanent Improvement                             02/01/14         5.650             100,000        101,193
NR/AAA       Wylie, Texas - Independent School District - General
             Obligation Bonds Unlimited                                 08/15/12         4.375             100,000        104,902
                                                                                                                        5,226,466

             UTAH - 0.07%
Aa2/AA       Utah State Housing Financial Agency - Single Family
             Revenue Bonds (b)                                          07/01/21         6.000              10,000         10,061

             WASHINGTON - 5.21%
Aaa/AAA      Seattle, Washington - Municipal Light & Power - Revenue
             Bonds, Series B                                            06/01/24         5.000             100,000        104,750
Aa1/AA       State of Washington - General Obligation Bonds
             Unlimited, Series B                                        05/01/18         5.500             300,000        337,179
Aa2/NR       Tumwater, Washington - Office Building - Revenue Bonds     07/01/15         5.250             240,000        264,756
Aaa/AAA      Washington State Public Power Supply System Nuclear
             Project Number 1 - Refunding Revenue Bonds, Series C       07/01/10         5.500              25,000         26,006
                                                                                                                          732,691

                                                                        TOTAL MUNICIPAL BONDS - 95.40%
                                                                        ---------------------------------------------------------
                                                                        (Cost $12,835,563)                             13,411,506

                                                                        MATURITY    INTEREST/STATED       FACE
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS                              DATE           RATE(%)         AMOUNT         VALUE
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS:

U S GOVERNMENT AGENCIES - 3.57%
Federal Home Loan Bank                                                  09/01/05         3.380        $    150,000   $   150,000
Federal Home Loan Bank                                                  09/09/05         3.420             252,000       251,809
Federal Home Loan Mortgage Corp.                                        09/06/05         3.380             100,000        99,953
                                                                                                                         501,762

                                                                        TOTAL U S GOVERNMENT
                                                                        AGENCY SHORT-TERM OBLIGATIONS - 3.57%
                                                                        ---------------------------------------------------------
                                                                        (Cost $501,762)                                  501,762

MONEY MARKET FUND                                                                                           SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------------
SM&R Money Market Fund, 2.92% (d)                                                                              693            693

                                                                        TOTAL MONEY MARKET FUND - 0.00%
                                                                        ---------------------------------------------------------
                                                                        (Cost $693)                                           693
                                                                        ---------------------------------------------------------
                                                                        TOTAL INVESTMENTS - 98.97%
                                                                        ---------------------------------------------------------
                                                                        (Cost $13,338,018)                             13,913,961

                                                                        CASH AND OTHER ASSETS,
                                                                        LESS LIABILITIES - 1.03%                          145,364
                                                                        ---------------------------------------------------------
                                                                        TOTAL NET ASSETS - 100.00%                   $ 14,059,325
                                                                        ---------------------------------------------------------

NOTE TO SCHEDULE OF INVESTMENTS:
(a) Ratings assigned by Moody's Investor's Service, Inc. ("Moody's") and Standard & Poor's Corp. ("S&P"). Ratings are unaudited.

(b)  Security subject to the alternative minimum tax.

(c) Issuer has defeased these bonds. Collateral for such defeasance is U.S. Government obligations.

(d) The rate quoted is the annualized seven-day yield of the fund at August 31, 2005. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Tax Free fund are affiliated by having the same investment advisor.

See notes to financial statements.

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2005

ASSETS
Investments in unaffiliated securities, at value                  $   13,913,268
  (Cost $13,337,325)
Investments in affiliated money market fund
  (Cost $693)                                                                693
       Total Investments (Cost $13,338,018)                           13,913,961
Prepaid expenses                                                          30,412
Receivable for:
  Capital stock sold                                                         200
  Interest                                                               142,711
  Expense reimbursement                                                    5,630
Other assets                                                               3,211
       TOTAL ASSETS                                                   14,096,125

LIABILITIES
Distribution payable                                                       1,597
Payable to investment advisor for fund expenses                           15,434
Accrued:
  Investment advisory fee                                                  6,307
  Administrative service fee                                               3,154
  Distribution fee                                                         1,347
Other liabilities                                                          8,961
       TOTAL LIABILITIES                                                  36,800
       NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)              $   14,059,325

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                            13,482,282
Undistributed net investment income                                           79
Accumulated net realized gain on investments                               1,021
Net unrealized appreciation of investments                               575,943
       NET ASSETS                                                 $   14,059,325

NET ASSETS:
Class A                                                           $      519,889
Class B                                                           $      538,594
Class T                                                           $   13,000,842
       TOTAL NET ASSETS                                           $   14,059,325

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                         100,000,101
  Outstanding                                                             48,583
  Net asset value and redemption price per share                  $        10.70
  Offering price per share:
       (Net asset value of $10.70/95.25%)                         $        11.23
Class B:
  Authorized                                                         100,000,000
  Outstanding                                                             50,357
  Net asset value and offering price per share                    $        10.70
Class T:
  Authorized                                                          21,000,000
  Outstanding                                                          1,225,839
  Net asset value and redemption price per share                  $        10.61
  Offering price per share:
       (Net asset value of $10.61/95.5%)                          $        11.11

                                              See notes to financial statements.

                                                                      FINANCIALS

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2005

INVESTMENT INCOME
Interest                                                          $      628,627
Interest from affiliated money market fund                                   851
       TOTAL INVESTMENT INCOME                                           629,478

EXPENSES
Investment advisory fee                                                   71,032
Administrative service fee                                                35,516
Professional fees                                                          8,771
Custody and transaction fees                                               7,052
Directors' fees                                                            5,800
Compliance expenses                                                        1,443
Insurance expenses                                                         2,791
Other expenses                                                                10
Qualification fees                                                         6,380
  Class A                                                                  7,052
  Class B                                                                  5,150
  Class T                                                                  7,607
Shareholder reporting expenses
  Class A                                                                    912
  Class B                                                                    864
  Class T                                                                  1,637
Distribution fee
  Class A                                                                  1,328
  Class B                                                                  4,022
       TOTAL EXPENSES                                                    167,367
       LESS EXPENSES REIMBURSED                                          (58,141)
       NET EXPENSES                                                      109,226
       INVESTMENT INCOME - NET                                           520,252

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                             989
Change in unrealized depreciation of investments                        (146,843)
       NET LOSS ON INVESTMENTS                                          (145,854)
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                                $      374,398

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,

                                                      2005             2004
                                                 -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment income - net                          $      520,252   $      552,561
Net realized gain on investments                            989            2,466
Change in unrealized appreciation
  (depreciation) of investments                        (146,843)         162,363
Net increase in net assets resulting from
  operations                                            374,398          717,390

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income - net
  Class A                                               (19,542)         (22,086)
  Class B                                               (17,062)         (19,572)
  Class T                                              (483,570)        (510,895)
Capital gains
  Class A                                                   (95)          (1,149)
  Class B                                                   (94)          (1,146)
  Class T                                                (2,336)         (26,744)
    TOTAL DISTRIBUTIONS FROM SHAREHOLDERS              (522,699)        (581,592)

CAPITAL SHARE TRANSACTIONS - NET
  Class A                                               (16,983)        (107,327)
  Class B                                                 8,014           33,526
  Class T                                               (15,752)        (299,995)
    TOTAL NET CAPITAL SHARE TRANSACTIONS                (24,721)        (373,796)
    TOTAL DECREASE IN NET ASSETS                       (173,022)        (237,998)

NET ASSETS
Beginning of year                                    14,232,347       14,470,345
End of year                                      $   14,059,325   $   14,232,347
Undistributed Net Investment Income              $           79   $            -

                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS

CLASS A SHARES

YEAR ENDED AUGUST 31                                                   2005         2004         2003         2002         2001
----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year                                  $    10.81   $    10.71   $    10.89   $    10.80   $    10.33
Investment income - net                                                   0.40         0.42         0.44         0.43         0.46
Net realized and unrealized gain(loss) on investments                    (0.11)        0.12        (0.18)        0.09         0.49
                                                                    --------------------------------------------------------------
       TOTAL FROM INVESTMENT OPERATIONS                                   0.29         0.54         0.26         0.52         0.95
Less distributions from investment income - net                          (0.40)       (0.42)       (0.44)       (0.43)       (0.46)
  Capital gains                                                          (0.00)*      (0.02)           -            -        (0.02)
                                                                    --------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                               (0.40)       (0.44)       (0.44)       (0.43)       (0.48)
                                                                    --------------------------------------------------------------
Net asset value, end of year                                        $    10.70   $    10.81   $    10.71   $    10.89   $    10.80
                                                                    ==============================================================
       TOTAL RETURN(1)                                                    2.72%        5.12%        2.40%        4.99%        9.34%
                                                                    ==============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                                             $  519,889   $  542,502   $  643,287   $  384,438   $  245,697
Ratio of expenses with reimbursement to average net assets (2)            0.75%        0.75%        0.75%        0.93%        1.00%
Ratio of expenses without reimbursement to average net assets             2.73%        1.26%        1.24%        1.26%        1.33%
Ratio of net investment income to average net assets                      3.68%        3.84%        4.09%        4.14%        4.34%
Portfolio turnover rate                                                   7.50%        1.15%       18.23%        8.80%        0.18%

 *   Amount less than $0.01

(1)  Does not include the effect of sales charge.

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.75% for Class A until December 31, 2005.

See notes to financial statements.

CLASS B SHARES

YEAR ENDED AUGUST 31                                                   2005         2004         2003         2002         2001
----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year                                  $    10.81   $    10.71   $    10.90   $    10.79   $    10.32
Investment income - net                                                   0.34         0.36         0.40         0.37         0.40
Net realized and unrealized gain(loss) on investments                    (0.11)        0.12        (0.19)        0.11         0.49
                                                                    --------------------------------------------------------------
       TOTAL FROM INVESTMENT OPERATIONS                                   0.23         0.48         0.21         0.48         0.89
Less distributions from investment income - net                          (0.34)       (0.36)       (0.40)       (0.37)       (0.40)
  Capital gains                                                          (0.00)*      (0.02)           -            -        (0.02)
                                                                    --------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                               (0.34)       (0.38)       (0.40)       (0.37)       (0.42)
                                                                    --------------------------------------------------------------
Net asset value, end of year                                        $    10.70   $    10.81   $    10.71   $    10.90   $    10.79
                                                                    ==============================================================
       TOTAL RETURN(1)                                                    2.20%        4.59%        1.91%        4.57%        8.74%
                                                                    ==============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                                             $  538,594   $  536,101   $  496,912   $  513,273   $  178,880
Ratio of expenses with reimbursement to average net assets (2)            1.25%        1.25%        1.25%        1.42%        1.50%
Ratio of expenses without reimbursement to average net assets             2.85%        1.78%        1.74%        1.75%        1.84%
Ratio of net investment income to average net assets                      3.18%        3.34%        3.59%        3.65%        3.82%
Portfolio turnover rate                                                   7.50%        1.15%       18.23%        8.80%        0.18%

CLASS T SHARES

YEAR ENDED AUGUST 31                                                   2005         2004         2003         2002         2001
----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year                                  $    10.72   $    10.61   $    10.80   $    10.71   $    10.25
Investment income - net                                                   0.39         0.41         0.44         0.46         0.48
Net realized and unrealized gain(loss) on investments                    (0.11)        0.13        (0.18)        0.08         0.48
                                                                    --------------------------------------------------------------
       TOTAL FROM INVESTMENT OPERATIONS                                   0.28         0.54         0.26         0.54         0.96
Less distributions from investment income - net                          (0.39)       (0.41)       (0.45)       (0.45)       (0.48)
  Capital gains                                                          (0.00)*      (0.02)           -            -        (0.02)
                                                                    --------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                               (0.39)       (0.43)       (0.45)       (0.45)       (0.50)
                                                                    --------------------------------------------------------------
Net asset value, end of year                                        $    10.61   $    10.72   $    10.61   $    10.80   $    10.71
                                                                    ==============================================================
       TOTAL RETURN(1)                                                    2.72%        5.20%        2.38%        5.24%        9.59%
                                                                    ==============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                             $   13,001   $   13,154   $   13,330   $   12,472   $   11,700
Ratio of expenses with reimbursement to average net assets (2)            0.75%        0.75%        0.75%        0.75%        0.75%
Ratio of expenses without reimbursement to average net assets             1.05%        1.04%        1.03%        1.05%        1.08%
Ratio of net investment income to average net assets                      3.68%        3.83%        4.08%        4.34%        4.59%
Portfolio turnover rate                                                   7.50%        1.15%       18.23%        8.80%        0.18%

 *   Amount less than $0.01

(1)  Does not include the effect of sales charge.

(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.25% for Class B and 0.75% for Class T until December 31, 2005.

See notes to financial statements.

SM&R PRIMARY FUND

     A MESSAGE TO OUR SHARE HOLDERS:

     The SM&R Primary Fund is focused on providing competitive levels of current income to the conservative investor through investments in short term government and corporate securities.

     Over the past fiscal year ending August 31, 2005, the fund has provided a total return of 2.99%. The year-to-date total return for the eight months ended August 31, 2005 was 2.52%.

Over the past 12 months, trade deficits and low interest rates around the globe continued to fuel huge foreign demand for U.S. Treasuries, and inflation fears remained mostly contained. As a result, long-term nominal and real Treasury yields remain below historic norms. While this past fiscal year did feature some bond market volatility, the fixed income market rebounded from significant sell-offs numerous times over the last year. Although the benchmark 10-year Treasury yield reached a four-month high in early August, it was near 4% by the end of the month, the lowest level since June. Short term rates, however, marched steadily higher over the past 12 months, as the Federal Reserve continued its steady work of removing fiscal accommodation. Given the generally short maturities within the Primary Fund, rising short term yields tend to be a net positive on Fund performance.

     The reasons for the most recent rally can be attributed to the uncertainties related to Hurricane Katrina and rising oil prices. Most economists have lowered near-term GDP growth forecasts in the wake of Katrina, but note that longer-term cleanup, rebuilding and related federal funding will boost future growth. Meanwhile oil prices peaked at around $70 per barrel at the end of August, and Katrina's effect on refining production in the Gulf of Mexico caused a sharp rise in gasoline prices.

          Energy prices are closely watched by fixed-income markets, from an inflationary standpoint certainly, but more importantly from the impact on consumer discretionary income. Since consumer spending has been a key driver of U.S. economic growth, any factor affecting household spending translates directly to trends in economic growth patterns. Generally, slower spending means slower growth and less upward pressure on interest rates. Over the last year, consumers have remained generally strong, thus the steadily increasing short term rates we have witnessed over the past 12 months. These increases have been a positive for the fund.

[SIDENOTE]

[CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

CONSUMER DISCRETIONARY              33.27%
CONSUMER STAPLES                    11.13%
ENERGY                               3.03%
FINANCIALS                           8.76%
HEALTH CARE                         11.10%
INDUSTRIALS                          6.21%
INFORMATION TECHNOLOGY               4.08%
MATERIALS                            7.95%
TELECOMMUNICATION SERVICES           4.05%
U S GOVERNMENT                       6.47%
UTILITES                             3.95%

While most of the total rate of return in the bond market has come from longer-dated maturities over the last year, the SM&R Primary Fund provides fixed income investors with an opportunity to invest in a shorter duration assets with less interest rate risk than long term bonds.

Best Regards,

/s/ Anne M. LeMire
Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Primary Fund

SM&R PRIMARY FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R PRIMARY FUND, AND LIPPER SHORT INVESTMENT GRADE FUND INDEX

[PLOT POINTS TO COME]

AVERAGE ANNUAL RETURN

Through 8/31/05. Inception date of this fund 03/16/92.

10 YEAR                       3.72%
5 YEAR                        2.53%
1 YEAR                        2.99%

SM&R Primary Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Primary Fund does not have a sales charge. Average annual returns include reinvestment of all dividends and capital gains.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                                              MANAGER COMMENTARY

SCHEDULE OF INVESTMENTS August 31, 2005

                                                            MATURITY      INTEREST/STATED        FACE
COMMERCIAL PAPER                                              DATE             RATE(%)          AMOUNT         VALUE
CONSUMER DISCRETIONARY:

AUTOMOBILES - 8.82%
DaimlerChrysler NA Holding                                  09/16/05           3.630          $ 1,230,000   $ 1,228,137
Nissan Motor Co. Ltd.                                       09/28/05           3.670            1,000,000       997,247
                                                                                                              2,225,384

HOUSEHOLD DURABLES - 3.77%
Fortune Brands Inc.                                         09/23/05           3.670              953,000       950,861

TEXTILES & APPAREL - 3.93%
VF Corp.                                                    09/08/05           3.550              994,000       993,312

MEDIA - 3.36%
Dow Jones & Co. Inc.                                        09/07/05           3.520              848,000       847,501

MULTI-LINE RETAIL - 8.70%
TJX Companies Inc.                                          09/26/05           3.600            1,200,000     1,196,998
Wal-Mart Stores, Inc.                                       09/02/05           3.450            1,000,000       999,904
                                                                                                              2,196,902

SPECIALTY RETAIL - 4.67%
AutoZone Inc.                                               09/14/05            3.580           1,181,000     1,179,471

                                                            TOTAL CONSUMER DISCRETIONARY - 33.25%             8,393,431
                                                            -----------------------------------------------------------

CONSUMER STAPLES:

FOOD PRODUCTS - 11.12%
General Mills Inc.                                          09/22/05           3.600              313,000       312,342
Heinz (HJ) Finance Co.                                      09/01/05           3.550            1,183,000     1,183,000
Kellogg Co.                                                 09/29/05           3.660            1,048,000     1,045,016
Kraft Foods Inc.                                            09/07/05           3.600              268,000       267,839
                                                                                                              2,808,197

                                                            TOTAL CONSUMER STAPLES - 11.12%                   2,808,197
                                                            -----------------------------------------------------------

                                                            MATURITY      INTEREST/STATED         FACE
COMMERCIAL PAPER                                              DATE             RATE(%)           AMOUNT         VALUE
ENERGY:

OIL & GAS - 3.02%
Sunoco Inc.                                                 09/19/05           3.580          $   765,000   $   763,629

                                                            TOTAL ENERGY - 3.02%                                763,629
                                                            -----------------------------------------------------------

FINANCIALS:

DIVERSIFIED FINANCIAL SERVICES - 2.13%
Deluxe Corp.                                                09/22/05           3.580              538,000       536,876

INSURANCE - 4.62%
Hartford Financial Services                                 09/13/05           3.570            1,168,000     1,166,606

                                                            TOTAL FINANCIALS - 6.75%                          1,703,482
                                                            -----------------------------------------------------------

HEALTH CARE:

HEALTH CARE EQUIPMENT & SUPPLIES - 6.82%
Becton Dickinson & Co.                                      09/12/05           3.480              730,000       729,222
Boston Scientific Corp.                                     09/21/05           3.570              995,000       993,025
                                                                                                              1,722,247

PHARMACEUTICALS - 4.28%
Alcon Capital Corp.                                         09/09/05           3.440            1,080,000     1,079,173

                                                            TOTAL HEALTH CARE - 11.10%                        2,801,420
                                                            -----------------------------------------------------------

INDUSTRIALS:

ELECTRICAL EQUIPMENT - 4.81%
Siemens Capital Co. LLC                                     09/15/05           3.470            1,215,000     1,213,358

                                                            TOTAL INDUSTRIALS - 4.81%                         1,213,358
                                                            -----------------------------------------------------------

                                                                        HOLDINGS

                                                            MATURITY      INTEREST/STATED        FACE
COMMERCIAL PAPER                                              DATE             RATE(%)          AMOUNT        VALUE
INFORMATION TECHNOLOGY:

COMMUNICATIONS EQUIPMENT - 4.07%
Motorola Inc.                                               09/06/05           3.560          $ 1,029,000  $  1,028,490

                                                            TOTAL INFORMATION TECHNOLOGY - 4.07%              1,028,490
                                                            -----------------------------------------------------------

MATERIALS:

CONTAINERS & PACKAGING - 4.06%
Bemis Co.                                                   09/20/05           3.550            1,027,000     1,025,074

METALS & MINING - 3.88%
Alcoa Inc.                                                  10/03/05           3.650              983,000       979,810

                                                            TOTAL MATERIALS - 7.94%                           2,004,884
                                                            -----------------------------------------------------------

UTILITIES :

GAS UTILITIES - 3.95%
Laclede Gas Co.                                             09/27/05           3.600            1,000,000       997,398

                                                            TOTAL UTILITIES - 3.95%                             997,398
                                                            -----------------------------------------------------------
                                                            TOTAL COMMERCIAL PAPER - 86.01%
                                                            -----------------------------------------------------------
                                                            (Cost $21,714,289)                               21,714,289

                                                            MATURITY      INTEREST/STATED        FACE
CORPORATE BONDS                                               DATE             RATE(%)          AMOUNT        VALUE
FINANCIALS:

DIVERSIFIED FINANCIALS - 2.00%
JPMorgan Chase & Co.(a)                                     08/15/06           5.625          $   500,000  $    505,786

INDUSTRIALS:

BUILDING PRODUCTS - 1.41%
Armstrong Holdings Inc.(b)                                  08/15/03           6.350              500,000       355,000

TELECOMMUNICATION SERVICES:

DIVERSIFIED TELECOMMUNICATION SERVICES - 4.05%
SBC Communications Capital Corp.(a)                         08/14/06           7.110            1,000,000     1,022,049

                                                            TOTAL CORPORATE BONDS - 7.46%
                                                            -----------------------------------------------------------
                                                            (Cost $2,050,066)                                 1,882,835
                                                            -----------------------------------------------------------

U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES:

U S GOVERNMENT AGENCY SECURITIES - 1.96%

Federal Home Loan Bank                                      06/21/07           3.870              500,000       494,083

U S GOVERNMENT SECURITIES - 4.51%
U S Treasury Bond                                           02/15/29           5.250            1,000,000     1,137,852

                                                            TOTAL U S GOVERNMENT AGENCY AND
                                                            U S GOVERNMENT SECURITIES - 6.47%
                                                            -----------------------------------------------------------
                                                            (Cost $1,390,177)                                 1,631,935

                                                            TOTAL INVESTMENTS - 99.94%
                                                            -----------------------------------------------------------
                                                            (Cost $25,154,532)                               25,229,059

                                                            CASH AND OTHER ASSETS, LESS LIABILITIES - 0.06%      16,034
                                                            -----------------------------------------------------------
                                                            TOTAL NET ASSETS - 100.00%                     $ 25,245,093
                                                            -----------------------------------------------------------

NOTE TO SCHEDULE OF INVESTMENTS:
(a)  Long term obligations that mature in less than one year.

(b) Security is in default. On February 24, 2005, a U.S. District Court Judge issued a ruling finding that Armstrong World Industries, Inc.'s Plan of Reorganization in its Chapter 11 case from the U.S. Bankruptcy Court in Wilmington, Delaware was not confirmable. On April 25, 2005 Armstrong's Attorney advised the Court that Armstrong was pursuing an appeal of the Judge's decision.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2005

ASSETS
Investments in unaffiliated securities, at value
   (Cost $25,154,532)                                                              $   25,229,059
Cash                                                                                          602
Prepaid expenses                                                                            9,035
Receivable for:
   Capital stock sold                                                                       2,255
   Interest                                                                                42,988
   Expense reimbursement                                                                    3,008
Other assets                                                                                2,782
     TOTAL ASSETS                                                                      25,289,729

LIABILITIES
Capital stock reacquired                                                                    1,400
Distribution payable                                                                          578
Payable to investment advisor for fund expenses                                            14,553
Accrued:
   Investment advisory fee                                                                 11,652
   Administrative service fee                                                               5,826
Other liabilities                                                                          10,627
     TOTAL LIABILITIES                                                                     44,636
     NET ASSETS                                                                    $   25,245,093
Shares of capital stock outstanding,
   (2,176,000,000 shares authorized,
     $.01 par value per share)                                                         25,307,543
     Net asset value                                                               $         1.00

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                             25,311,906
Undistributed net realized loss on investments                                           (141,340)
Net unrealized appreciation of investments                                                 74,527
     NET ASSETS                                                                    $   25,245,093

                                              See notes to financial statements.

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2005

INVESTMENT INCOME
Interest                                                                           $      722,217

EXPENSES
Investment advisory fee                                                                   131,669
Administrative service fee                                                                 65,834
Professional fees                                                                           7,772
Custody and transaction fees                                                               11,056
Directors' fees                                                                             5,799
Compliance expenses                                                                         2,668
Insurance expenses                                                                          5,938
Qualification fees                                                                          4,570
Shareholder reporting expenses                                                              4,482
Other expenses                                                                                 77
     TOTAL EXPENSES                                                                       239,865
     LESS EXPENSES REIMBURSED                                                             (29,184)
     NET EXPENSES                                                                         210,681
     INVESTMENT INCOME - NET                                                              511,536

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Change in unrealized appreciation of investments                                          163,787
     NET GAIN ON INVESTMENTS                                                              163,787
     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                                   $      675,323

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,

                                                                    2005            2004
                                                               ----------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
Investment income - net                                        $    511,536    $    222,772
Change in unrealized appreciation of investments                    163,787          32,505
Net increase in net assets resulting from operations                675,323         255,277

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income - net                                            (511,536)       (222,772)
  CAPITAL SHARE TRANSACTIONS - NET                               (1,116,093)     (1,243,907)
  TOTAL DECREASE IN NET ASSETS                                     (952,306)     (1,211,402)

NET ASSETS

Beginning of year                                                26,197,399      27,408,801
End of year                                                    $ 25,245,093    $ 26,197,399

See notes to financial statements.

FINANCIAL HIGHLIGHTS

YEAR ENDED AUGUST 31                                         2005           2004           2003           2002           2001
-----------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year                   $       0.99   $       0.99   $       0.99   $       1.00   $       0.99
Investment income - net                                      0.02           0.01           0.01           0.02           0.05
Net realized and unrealized gain(loss) on investments        0.01              -              -          (0.01)          0.01
                                                     ------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                        0.03           0.01           0.01           0.01           0.06
Less distributions from investment income - net             (0.02)         (0.01)         (0.01)         (0.02)         (0.05)
                                                     ------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                    (0.02)         (0.01)         (0.01)         (0.02)         (0.05)
                                                     ------------------------------------------------------------------------
Net asset value, end of year                         $       1.00   $       0.99   $       0.99   $       0.99   $       1.00
                                                     ========================================================================
     TOTAL RETURN                                            2.99%          0.83%          1.35%          1.33%          6.20%
                                                     ========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)              $     25,245   $     26,197   $     27,409   $     27,304   $     31,857
Ratio of expenses with reimbursement to
  average net assets (1)                                     0.80%          0.80%          0.80%          0.80%          0.80%
Ratio of expenses without reimbursement
  to average net assets                                      0.91%          0.91%          0.89%          0.92%          0.97%
Ratio of net investment income to average net assets         1.94%          0.83%          1.35%          2.29%          5.10%
Portfolio turnover rate                                         -          70.47%             -              -              -

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.80% until December 31, 2005.

See notes to financial statements.

                                                                      FINANCIALS

SM&R MONEY MARKET FUND

SCHEDULE OF INVESTMENTS August 31, 2005

                                                            MATURITY      INTEREST/STATED        FACE
COMMERCIAL PAPER                                              DATE             RATE(%)          AMOUNT         VALUE
AUTOMOBILES - 4.74%

Dollar Thrifty Funding                                      09/14/05           3.520         $  3,651,000  $  3,646,358

                                                            TOTAL COMMERCIAL PAPER - 4.74%
                                                            -----------------------------------------------------------
                                                            (Cost $3,646,358)                                 3,646,358

U S GOVERNMENT AGENCY SHORT - TERM OBLIGATIONS:

U S GOVERNMENT AGENCIES - 95.32%
Federal Farm Credit Bank                                    09/01/05           3.370            5,875,000     5,875,000
Federal Home Loan Bank                                      09/02/05           3.380            5,562,000     5,561,477
Federal Home Loan Bank                                      09/09/05           3.390            5,248,000     5,244,043
Federal Home Loan Bank                                      09/14/05           3.380            8,158,000     8,148,036
Federal Home Loan Bank                                      09/15/05           3.390           10,156,000    10,142,610
Federal Home Loan Bank                                      09/15/05           3.400            9,117,000     9,104,943
Federal Home Loan Mortgage Corp.                            09/13/05           3.420            5,640,000     5,633,565
Federal National Mortgage Assoc.                            09/06/05           3.330            9,020,000     9,015,822
Federal National Mortgage Assoc.                            09/07/05           3.330            5,085,000     5,082,174
Federal National Mortgage Assoc.                            09/08/05           3.330            2,565,000     2,563,337
Federal National Mortgage Assoc.                            09/12/05           3.380            6,930,000     6,922,834
                                                                                                             73,293,841

                                                            TOTAL U S GOVERNMENT
                                                            AGENCY SHORT-TERM OBLIGATIONS - 95.32%
                                                            -----------------------------------------------------------
                                                            (Cost $73,293,841)                               73,293,841

                                                            TOTAL INVESTMENTS - 100.06%
                                                            -----------------------------------------------------------
                                                            (Cost $76,940,199)                               76,940,199

                                                            LIABILITIES IN EXCESS OF OTHER ASSETS - (0.06)%     (50,451)
                                                            -----------------------------------------------------------
                                                            TOTAL NET ASSETS - 100.00%                     $ 76,889,748
                                                            -----------------------------------------------------------

                                              See notes to financial statements.

                                                                        HOLDINGS

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2005

ASSETS
Investments in unaffiliated securities,
  at cost and value                                                                $   76,940,199
Cash                                                                                          871
Prepaid expenses                                                                           80,023
Receivable for:
  Capital stock sold                                                                      525,513
  Expense reimbursement                                                                     9,770
     TOTAL ASSETS                                                                      77,556,376

LIABILITIES
Capital stock reacquired                                                                  579,129
Distribution payable                                                                          692
Payable to investment advisor for fund expenses                                            43,781
Accrued:
  Investment advisory fee                                                                  17,710
  Administrative service fee                                                               17,710
Other liabilities                                                                           7,606
     TOTAL LIABILITIES                                                                    666,628
     NET ASSETS                                                                    $   76,889,748
Shares of capital stock outstanding,
  (2,000,000,000 shares authorized,
     $.01 par value per share)                                                         76,889,748
     Net asset value                                                               $         1.00

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                             76,889,748
     NET ASSETS                                                                    $   76,889,748

                                              See notes to financial statements.

                                                                      FINANCIALS

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2005

INVESTMENT INCOME
Interest                                                       $    2,290,070

EXPENSES
Investment advisory fee                                               230,922
Administrative service fee                                            230,758
Professional fees                                                       7,871
Custody and transaction fees                                           17,771
Directors' fees                                                         5,800
Compliance expenses                                                     8,854
Insurance expenses                                                     28,509
Qualification fees                                                      8,906
Shareholder reporting expenses                                          7,313
Other expenses                                                            284
     TOTAL EXPENSES                                                   546,988
     LESS EXPENSES REIMBURSED                                         (85,109)
     NET EXPENSES                                                     461,879
     INVESTMENT INCOME - NET                                   $    1,828,191

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,

                                                                    2005            2004
                                                               -----------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
Investment income - net                                        $   1,828,191   $     483,068

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income - net                                           (1,828,191)       (483,068)
     CAPITAL SHARE
       TRANSACTIONS - NET                                        (18,311,786)     (8,267,569)
     TOTAL DECREASE
       IN NET ASSETS                                             (18,311,786)     (8,267,569)

NET ASSETS
Beginning of year                                                 95,201,534     103,469,103
End of year                                                    $  76,889,748   $  95,201,534

                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS

YEAR ENDED AUGUST 31                                         2005           2004           2003           2002           2001
-----------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS INDICATED.
Net asset value, beginning of year                   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
Investment income - net                                      0.02           0.01           0.01           0.02           0.05
                                                     ------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                        0.02           0.01           0.01           0.02           0.05
Less distributions from Investment income - net             (0.02)         (0.01)         (0.01)         (0.02)         (0.05)
                                                     ------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                    (0.02)         (0.01)         (0.01)         (0.02)         (0.05)
                                                     ------------------------------------------------------------------------
Net asset value, end of year                         $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                     ========================================================================
     TOTAL RETURN                                            2.03%          0.58%          0.80%          1.53%          4.92%
                                                     ========================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)              $     76,890   $     95,202   $    103,469   $    154,610   $    102,092
Ratio of expenses with reimbursement to
  average net assets                                         0.50%          0.50%          0.50%          0.50%          0.49%
Ratio of expenses without reimbursement to
  average net assets                                         0.59%          0.60%          0.58%          0.56%          0.49%
Ratio of net investment income to average net assets         1.98%          0.58%          0.84%          1.48%          4.63%

                                              See notes to financial statements.

SM&R NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

SM&R Investments, Inc. (the "Company"), is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Company is comprised of the SM&R Alger Technology Fund ("Alger Technology Fund"), SM&R Alger Aggressive Growth Fund ("Alger Aggressive Growth Fund"), SM&R Alger Small-Cap Fund ("Alger Small-Cap Fund"), SM&R Alger Growth Fund ("Alger Growth Fund"), SM&R Growth Fund ("Growth Fund"), SM&R Equity Income Fund ("Equity Income Fund"), SM&R Balanced Fund ("Balanced Fund"), SM&R Government Bond Fund ("Government Bond Fund"), SM&R Tax Free Fund ("Tax Free Fund"), SM&R Primary Fund ("Primary Fund") and SM&R Money Market Fund ("Money Market Fund"). The Government Bond Fund, Tax Free Fund, Primary Fund and Money Market Fund are collectively referred to as the "Fixed Income Funds", while the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund, Alger Growth Fund, Growth Fund, Equity Income Fund and Balanced Fund are referred to as the "Equity Funds".

The Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund and Tax Free Fund have adopted a Multiple Class Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each has three single classes of shares. Class T shares are subject to an initial sales charge. The Class A shares are subject to an initial sales charge and a distribution and shareholder servicing plan("12b-1 Plan"). The Class B shares are subject to a contingent deferred sales charge and a 12b-1 Plan.

The Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund each offer two classes of shares, they are: the Class A shares subject to an initial sales charge and a 12b-1 Plan; and the Class B shares subject to a contingent deferred sales charge and a 12b-1 Plan.

CHANGE IN FISCAL YEAR END:

The Growth Fund, Equity Income Fund and Balanced Fund changed their fiscal year end from December 31 to August 31, effective January 1, 2001 when they were added as a separate series of the Company.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper and short-term obligations are stated at amortized cost, which is equivalent to value. Investments in the affiliated money market fund are valued at the net asset value per share.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

The Company records security transactions based on trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

On a daily basis, income, unrealized and realized gains and losses, and expenses which are not class specific are allocated to each class based on their respective net assets. Class specific expenses, such as distribution expenses, are applied to the class to which they are attributed.

FEDERAL INCOME TAXES:

For federal income tax purposes, each series is treated as a separate entity. The Company intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

TAX YEAR ENDING AUGUST 31, 2005

                                      LOSS CARRY FORWARDS   EXPIRATION DATES
----------------------------------------------------------------------------
  Alger Technology Fund                     $     157,247         2009
                                            $     113,717         2010

  Alger Aggressive Growth Fund              $     110,202         2010

  Alger Growth Fund                         $      62,633         2010

  Growth Fund                               $  10,606,101         2010
                                            $   7,083,770         2011

  Government Bond Fund                      $         140         2013

  Primary Fund                              $      36,349         2007
                                            $          88         2008
                                            $         242         2009
                                            $     104,661         2010

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value plus a sales charge, except for Class B shares of the respective funds and for the Primary and Money Market Funds. All transactions for the Primary and Money Market Funds are made at net asset value. The Company may repurchase shares at net asset value. Dividends and other distributions are recorded by each fund on the ex-dividend date and may be reinvested at net asset value.

EXPENSES:

Distribution, Qualification fees or other fees directly attributable to a series' class of shares are charged to that series' class operations. All other operating expenses not directly attributable to a series are prorated among all of the series based on the relative amount of each series' net assets or shareholders, and then allocated among the classes of that series.

NOTE 2 - OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES:

Securities Management and Research, Inc. ("SM&R") is the investment advisor and principal underwriter for the Company. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

EQUITY FUNDS

                                      INVESTMENT ADVISORY FEE
-------------------------------------------------------------
  Alger Technology Fund                                 1.35%
  Alger Aggressive Growth Fund                          1.05%
  Alger Small-Cap Fund                                  1.00%
  Alger Growth Fund                                     0.85%

Through an investment sub-advisory agreement, SM&R has delegated the day-to-day investment management of Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund to Fred Alger Management, Inc. Fred Alger Management, Inc. makes investment decisions for each of these funds and continuously reviews and administers the investment program. SM&R monitors Fred Alger Management, Inc.'s buying and selling of securities and administration of these series' investment program. Pursuant to the sub-advisory agreement, SM&R is responsible for paying a sub-advisory fee to Fred Alger Management, Inc. for each of these series. The series are not responsible for paying the sub-advisory fee directly.

GROWTH, EQUITY INCOME AND BALANCED FUNDS

                                                               INVESTMENT
NET ASSETS                                                    ADVISORY FEE
--------------------------------------------------------------------------
Not exceeding $100,000,000                                          0.750%
Exceeding $100,000,000 - but not exceeding $200,000,000             0.625%
Exceeding $200,000,000 - but not exceeding $300,000,000             0.500%
Exceeding $300,000,000                                              0.400%

FIXED INCOME FUNDS

Government Bond and Tax Free Funds

                                                               INVESTMENT
NET ASSETS                                                    ADVISORY FEE
--------------------------------------------------------------------------
Not exceeding $100,000,000                                           0.50%
Exceeding $100,000,000 - but not exceeding $300,000,000              0.45%
Exceeding $300,000,000                                               0.40%

PRIMARY FUND
All average daily net assets                                         0.50%

MONEY MARKET FUND
All average daily net assets                                         0.25%

ADMINISTRATIVE SERVICE FEES:

Administrative service fees paid to SM&R by the each of the series are computed as a percentage of average daily net assets as follows:

NET ASSETS                                                    SERVICE FEES
--------------------------------------------------------------------------
Not exceeding $100,000,000                                           0.25%
Exceeding $100,000,000 - but not exceeding $200,000,000              0.20%
Exceeding $200,000,000 - but not exceeding $300,000,000              0.15%
Exceeding $300,000,000                                               0.10%

SM&R has contractually agreed to reimburse the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, Tax Free Fund and Primary Fund for regular operating expenses in excess of 1.25% per year of the average daily net assets, and the Money Market Fund in excess of 0.50%. Regular operating expenses include the advisory fee and administrative service fee, but do not include the distribution and shareholder servicing fee.

Effective June 1, 2002, and until December 31, 2005, SM&R has voluntarily agreed to reimburse expenses (after applicable waivers) which exceed the following percentages of each fund's average daily net assets:

                                   CLASS A    CLASS B    CLASS T    UNIVERSAL
-----------------------------------------------------------------------------
Alger Technology Fund                  2.10%      2.75%
Alger Aggressive Growth Fund           1.85%      2.50%
Alger Small-Cap Fund                   1.90%      2.55%
Alger Growth Fund                      1.70%      2.35%
Growth Fund                            1.36%      1.86%         -
Equity Income Fund                     1.26%      1.76%         -
Balanced Fund                          1.30%      1.80%         -
Government Bond Fund                   0.73%      1.23%      0.73%
Tax Free Fund                          0.75%      1.25%      0.75%
Primary Fund                                                              0.80%

Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time after December 31, 2005 without notice to investors.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

The Company has adopted a 12b-1 Plan, for each series, except the Primary and Money Market Funds, with respect to each series' Class A shares and Class B shares (the "Class A Plan" and the "Class B Plan", respectively and collectively, the "Plans"). The Plans permit each class a Distribution fee to compensate SM&R, or enable SM&R to compensate other persons, including Distributors, for distribution costs such as service fees paid to dealers, printing and distribution of prospectuses to prospective investors, sales literature and other sales and distribution related activities. The Plans also permit a shareholder servicing fee to compensate SM&R, or enable SM&R to compensate Service Providers, for providing ongoing servicing to shareholders of the Company. These fees are computed as an annual percentage of the average daily net assets of each class of shares of a series, as follows:

GROWTH, EQUITY INCOME, BALANCED, GOVERNMENT BOND AND TAX FREE FUNDS

                               DISTRIBUTION FEE    SERVICE FEE   TOTAL 12b-1 FEE
--------------------------------------------------------------------------------
Class A Shares                       0.25%               -            0.25%
Class B Shares                       0.50%            0.25%           0.75%

ALGER TECHNOLOGY, ALGER AGGRESSIVE GROWTH, ALGER SMALL-CAP AND ALGER GROWTH
FUNDS

  Class A Shares                    0.35%               -            0.35%
  Class B Shares                    1.00%               -            1.00%

For the year ended August 31, 2005, each series paid or accrued the following, as compensation under the Plans:

     Alger Technology Fund                      $     5,559
     Alger Aggressive Growth Fund               $    10,577
     Alger Small-Cap Fund                       $     9,707
     Alger Growth Fund                          $    16,902
     Growth Fund                                $    42,088
     Equity Income Fund                         $    79,433
     Balanced Fund                              $    35,625
     Government Bond Fund                       $    10,613
     Tax Free Fund                              $     5,350

SALES CHARGES:

During the year ended August 31, 2005, SM&R, as principal underwriter, received as sales charges on sales of capital stock of each series and made reallowances to dealers as follows:

                                 SALES CHARGES       SALES CHARGES
                                RECEIVED BY SM&R  REALLOWED TO DEALERS
----------------------------------------------------------------------
Alger Technology Fund               $  1,843           $      80
Alger Aggressive Growth Fund        $  6,309           $     163
Alger Small-Cap Fund                $  6,157           $     746
Alger Growth Fund                   $  8,312           $     886
Growth Fund                         $ 75,256           $   2,180
Equity Income Fund                  $ 91,693           $   2,396
Balanced Fund                       $ 44,288           $     994
Government Bond Fund                $  6,481           $     249
Tax Free Fund                       $  2,775           $       -

For the year ended August 31, 2005, SM&R received $45,694 for contingent deferred sales charges imposed on the redemptions of Class B shares of capital stock of the series.

                                                   NOTES TO FINANCIAL STATEMENTS

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of August 31, 2005, SM&R and American National had the following ownership in these series:

                                          SM&R                      AMERICAN NATIONAL         AMERICAN NATIONAL SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------
                                          PERCENT OF SHARES                PERCENT OF SHARES                PERCENT OF SHARES
                               SHARES        OUTSTANDING        SHARES        OUTSTANDING        SHARES        OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------
Growth Fund                      229,517               0.86%          350                  -     2,597,480               9.72%
Equity Income Fund                21,226               0.45%            -                  -             -                  -
Balanced Fund                    154,816               9.36%            -                  -       365,031              22.06%
Government Bond Fund             670,236              24.07%        5,229               0.19%    1,035,535              37.19%
Tax Free Fund                    170,099              12.84%            -                  -       854,017              64.46%
Primary Fund                      16,928               0.07%   22,564,600              89.16%        6,267               0.02%
Money Market Fund              2,432,733               3.16%   38,361,286              49.89%   23,837,382              31.00%

Through the investment sub-advisory agreement, Fred Alger Management, Inc. is affiliated with SM&R. As of August 31, 2005, Fred Alger Management, Inc. had the following ownership in these series:

                                          PERCENT OF SHARES
                               SHARES        OUTSTANDING
------------------------------------------------------------
Alger Technology Fund          25,000                  5.34%
Alger Aggressive Growth Fund   25,000                  9.26%
Alger Small-Cap Fund           25,000                  7.15%
Alger Growth Fund              25,000                  6.66%

The Company pays directors' fees and expenses for all the independent directors. The Company also pays the salary and other expenses of the Chief Compliance Officer.

Fred Alger and Company, Incorporated ("Alger Inc.") is an affiliated broker-dealer of Fred Alger Management, Inc. During the year ended August 31, 2005, the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund paid commissions for portfolio transactions to Alger Inc., in the amount of $2,581, $3,567, $2,256 and $11,071, respectively.

INVESTMENTS INTO AFFILIATED MONEY MARKET FUND:

The Company has received an exemptive order issued by the Securities and Exchange Commission("SEC") allowing the Company to sweep uninvested cash into the SM&R Money Market Fund. The SM&R Money Market Fund is one of the eleven funds included in the Company and is therefore considered to be affiliated. The transactions in investments in the affiliated money market fund for the year ended August 31, 2005 were:

     Purchases              $ 19,961,128
     Sales                  $ 19,745,456

NOTE 3 - COST, PURCHASES AND SALES OF INVESTMENT SECURITIES

Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investments in securities, other than commercial paper, were as follows:

                                      PURCHASES         SALES
-----------------------------------------------------------------
ALGER TECHNOLOGY FUND               $   2,580,139   $   2,585,440
ALGER AGGRESSIVE GROWTH FUND        $   3,008,654   $   2,923,909
ALGER SMALL-CAP FUND                $   2,143,184   $   2,089,355
ALGER GROWTH FUND                   $   6,920,936   $   6,954,726
GROWTH FUND                         $  26,670,748   $  40,580,436
EQUITY INCOME FUND                  $  20,596,167   $  29,633,476
BALANCED FUND                       $   6,516,934   $   7,567,145
GOVERNMENT BOND FUND                $  17,293,465   $  13,912,202
TAX FREE FUND                       $   2,245,902   $     969,900
PRIMARY FUND                        $           -   $     500,000

Gross unrealized appreciation and depreciation as of August 31, 2005, based on the cost for federal income tax purposes is as follows:

                                                                                     NET APPRECIATION
                                         COST        APPRECIATION    DEPRECIATION     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
ALGER TECHNOLOGY FUND               $      981,824   $     173,941   $      14,949   $        158,992
ALGER AGGRESSIVE GROWTH FUND        $    1,860,225   $     270,603   $      25,099   $        245,504
ALGER SMALL-CAP FUND                $    1,701,393   $     360,103   $      47,271   $        312,832
ALGER GROWTH FUND                   $    2,747,679   $     254,275   $      49,338   $        204,937
GROWTH FUND                         $   85,427,938   $  28,644,593   $   2,774,152   $     25,870,441
EQUITY INCOME FUND                  $   95,158,998   $  27,661,793   $  10,234,443   $     17,427,350
BALANCED FUND                       $   26,785,121   $   4,708,469   $     731,483   $      3,976,986
GOVERNMENT BOND FUND                $   28,579,045   $     247,557   $     190,269   $         57,288
TAX FREE FUND                       $   13,338,018   $     584,989   $       9,046   $        575,943
PRIMARY FUND                        $   25,154,532   $     247,675   $     173,148   $         74,527

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                   NOTES TO FINANCIAL STATEMENTS

NOTE 4 - CAPITAL STOCK

SM&R ALGER TECHNOLOGY FUND Year Ended August 31,

                                                                         2005                        2004
                                                              ------------------------------------------------------
                                                                 SHARES        AMOUNT        SHARES        AMOUNT
                                                              ------------------------------------------------------
SALES OF CAPITAL SHARES:
  Class A                                                           55,007  $    153,445        76,763  $    229,178
  Class B                                                           20,774        55,752        29,807        87,566
    Total sales of capital shares                                   75,781       209,197       106,570       316,744

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                                          (31,119)      (85,571)       (9,623)      (28,527)
  Class B                                                          (21,786)      (60,031)       (8,789)      (26,265)
    Total redemptions of capital shares outstanding                (52,905)     (145,602)      (18,412)      (54,792)
Net increase in capital shares outstanding                          22,876  $     63,595        88,158  $    261,952
Shares outstanding at beginning of year                            352,575                     264,417
Shares outstanding at end of year                                  375,451                     352,575

SM&R ALGER AGGRESSIVE GROWTH FUND Year Ended August 31,

                                                                         2005                        2004
                                                              ------------------------------------------------------
                                                                 SHARES        AMOUNT        SHARES        AMOUNT
                                                              ------------------------------------------------------
SALES OF CAPITAL SHARES:
  Class A                                                           55,628  $    306,350        59,498  $    311,976
  Class B                                                           20,571       110,355        29,874       155,115
    Total sales of capital shares                                   76,199       416,705        89,372       467,091

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                                          (39,529)     (219,470)      (45,089)     (234,102)
  Class B                                                          (11,767)      (62,837)      (11,191)      (59,725)
    Total redemptions of capital shares outstanding                (51,296)     (282,307)      (56,280)     (293,827)
Net increase in capital shares outstanding                          24,903  $    134,398        33,092  $    173,264
Shares outstanding at beginning of year                            324,529                     291,437
Shares outstanding at end of year                                  349,432                     324,529

SM&R ALGER SMALL-CAP FUND Year Ended August 31,

                                                                         2005                        2004
                                                              ------------------------------------------------------
                                                                 SHARES        AMOUNT        SHARES        AMOUNT
                                                              ------------------------------------------------------
SALES OF CAPITAL SHARES:
  Class A                                                           43,077  $    281,607        38,835  $    240,264
  Class B                                                           15,746       101,681        18,500       113,845
    Total sales of capital shares                                   58,823       383,288        57,335       354,109

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
  Class A                                                            3,363        22,803             -             -
  Class B                                                            1,799        12,091             -             -
    Total distributions from net realized gains reinvested           5,162        34,894             -             -

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                                          (30,405)     (204,091)      (12,631)      (79,089)
  Class B                                                          (14,131)      (93,255)       (6,919)      (42,830)
    Total redemptions of capital shares outstanding                (44,536)     (297,346)      (19,550)     (121,919)
Net increase in capital shares outstanding                          19,449  $    120,836        37,785  $    232,190
Shares outstanding at beginning of year                            250,410                     212,625
Shares outstanding at end of year                                  269,859                     250,410

SM&R ALGER GROWTH FUND Year Ended August 31,

                                                                         2005                        2004
                                                              ------------------------------------------------------
                                                                 SHARES        AMOUNT        SHARES        AMOUNT
                                                              ------------------------------------------------------
SALES OF CAPITAL SHARES:
  Class A                                                           59,792  $    341,796       100,919  $    564,204
  Class B                                                           44,939       258,227        39,259       217,224
    Total sales of capital shares                                  104,731       600,023       140,178       781,428

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                                          (52,731)     (309,167)      (30,423)     (171,455)
  Class B                                                          (47,829)     (284,533)      (15,905)      (87,519)
    Total redemptions of capital shares outstanding               (100,560)     (593,700)      (46,328)     (258,974)
Net increase in capital shares outstanding                           4,171  $      6,323        93,850  $    522,454
Shares outstanding at beginning of year                            464,414                     370,564
Shares outstanding at end of year                                  468,585                     464,414

                                                   NOTES TO FINANCIAL STATEMENTS

SM&R GROWTH FUND Year Ended August 31,

                                                                         2005                        2004
                                                              --------------------------------------------------------
                                                                 SHARES        AMOUNT        SHARES        AMOUNT
                                                              --------------------------------------------------------
SALES OF CAPITAL SHARES:
  Class A                                                          219,222  $     872,857       312,211  $   1,165,074
  Class B                                                          147,296        580,982       210,611        773,751
  Class T                                                          850,091      3,477,691     1,036,658  $   3,969,869
    Total sales of capital shares                                1,216,609      4,931,530     1,559,480      5,908,694

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class A                                                           16,074         65,260         7,789         30,032
  Class B                                                            6,205         24,698         1,519          5,694
  Class T                                                          289,329      1,197,822       178,937        703,586
    Total investment income dividends reinvested                   311,608      1,287,780       188,245        739,312

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                                         (314,879)    (1,256,884)     (195,072)      (732,135)
  Class B                                                         (193,769)      (767,561)     (104,786)      (393,854)
  Class T                                                       (3,821,541)   (15,666,801)   (2,713,858)   (10,458,533)
    Total redemptions of capital shares outstanding             (4,330,189)   (17,691,246)   (3,013,716)   (11,584,522)
Net decrease in capital shares outstanding                      (2,801,972) $ (11,471,936)   (1,265,991) $  (4,936,516)
Shares outstanding at beginning of year                         29,534,051                   30,800,042
Shares outstanding at end of year                               26,732,079                   29,534,051

SM&R EQUITY INCOME FUND Year Ended August 31,

                                                                         2005                        2004
                                                              --------------------------------------------------------
                                                                 SHARES        AMOUNT        SHARES        AMOUNT
                                                              --------------------------------------------------------
SALES OF CAPITAL SHARES:
  Class A                                                           61,265  $   1,399,945       113,356  $   2,427,248
  Class B                                                           33,895        749,754        53,879      1,136,604
  Class T                                                           93,180      2,200,242       151,449      3,396,666
    Total sales of capital shares                                  188,340      4,349,941       318,684      6,960,518

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class A                                                            6,445        147,032         4,242         92,286
  Class B                                                            4,398         97,146         2,882         60,204
  Class T                                                           66,099      1,553,475        53,868      1,200,006
    Total investment income dividends reinvested                    76,942      1,797,653        60,992      1,352,496

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
  Class A                                                            8,390        194,094             -              -
  Class B                                                            7,989        179,148             -              -
  Class T                                                           89,584      2,136,120             -              -
    Total distributions from net realized gains reinvested:        105,963      2,509,362             -              -

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                                          (49,225)    (1,125,771)      (49,600)    (1,080,655)
  Class B                                                          (45,757)    (1,023,947)      (31,018)      (660,900)
  Class T                                                         (549,488)   (12,991,821)     (527,147)   (11,822,724)
    Total redemptions of capital shares outstanding               (644,470)   (15,141,539)     (607,765)   (13,564,279)
Net decrease in capital shares outstanding                        (273,225) $  (6,484,583)     (228,089) $  (5,251,265)
Shares outstanding at beginning of year                          5,003,840                    5,231,929
Shares outstanding at end of year                                4,730,615                    5,003,840

                                                   NOTES TO FINANCIAL STATEMENTS

SM&R BALANCED FUND Year Ended August 31,

                                                                         2005                        2004
                                                              ------------------------------------------------------
                                                                 SHARES        AMOUNT        SHARES        AMOUNT
                                                              ------------------------------------------------------
SALES OF CAPITAL SHARES:
  Class A                                                           64,985  $  1,169,814        76,425  $  1,347,439
  Class B                                                           19,642       358,570        38,671       686,949
  Class T                                                           47,933       897,004        62,069     1,123,999
    Total sales of capital shares                                  132,560     2,425,388       177,165     3,158,387

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class A                                                            5,203        93,772         3,892        68,100
  Class B                                                            2,390        43,470         1,964        34,600
  Class T                                                           21,755       405,823        19,570       353,059
    Total investment income dividends reinvested                    29,348       543,065        25,426       455,759

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
  Class A                                                              928        17,004         2,612        45,377
  Class B                                                              585        10,849         1,701        29,862
  Class T                                                            4,102        77,859        14,509       259,992
    Total distributions from net realized gains reinvested:          5,615       105,712        18,822       335,231

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                                          (45,083)     (814,190)      (37,694)     (667,301)
  Class B                                                          (20,251)     (372,191)      (15,042)     (264,459)
  Class T                                                         (115,678)   (2,171,188)     (100,111)   (1,813,917)
    Total redemptions of capital shares outstanding               (181,012)   (3,357,569)     (152,847)   (2,745,677)
Net increase (decrease) in capital shares outstanding              (13,489) $   (283,404)       68,566  $  1,203,700
Shares outstanding at beginning of year                          1,667,990                   1,599,424
Shares outstanding at end of year                                1,654,501                   1,667,990

SM&R GOVERNMENT BOND FUND Year Ended August 31,

                                                                         2005                        2004
                                                              ------------------------------------------------------
                                                                 SHARES        AMOUNT        SHARES        AMOUNT
                                                              ------------------------------------------------------
SALES OF CAPITAL SHARES:
  Class A                                                           18,584  $    194,747        23,001  $    245,659
  Class B                                                            9,777       102,362        14,598       155,483
  Class T                                                           52,700       544,848        43,336       455,315
    Total sales of capital shares                                   81,061       841,957        80,935       856,457

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class A                                                            2,386        24,982         2,120        22,557
  Class B                                                            1,958        20,486         1,997        21,246
  Class T                                                           63,169       652,977        55,114       578,455
    Total investment income dividends reinvested                    67,513       698,445        59,231       622,258

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
  Class A                                                               55           579         2,742        29,006
  Class B                                                               59           620         3,736        39,494
  Class T                                                            1,522        15,913        72,885       761,648
    Total distributions from net realized gains reinvested:          1,636        17,112        79,363       830,148

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                                          (15,341)     (160,296)      (50,225)     (537,556)
  Class B                                                          (22,880)     (239,570)      (66,003)     (704,682)
  Class T                                                         (188,305)   (1,947,955)     (142,256)   (1,497,308)
    Total redemptions of capital shares outstanding               (226,526)   (2,347,821)     (258,484)   (2,739,546)
Net increase (decrease) in capital shares outstanding              (76,316) $   (790,307)      (38,955) $   (430,683)
Shares outstanding at beginning of year                          2,861,096                   2,900,051
Shares outstanding at end of year                                2,784,780                   2,861,096

SM&R TAX FREE FUND Year Ended August 31,

                                                                         2005                        2004
                                                              ------------------------------------------------------
                                                                 SHARES        AMOUNT        SHARES        AMOUNT
                                                              ------------------------------------------------------
SALES OF CAPITAL SHARES:
  Class A                                                              644  $      6,928         2,449  $     26,742
  Class B                                                              417         4,500        16,947       182,000
  Class T                                                           18,573       197,512        26,360       287,510
    Total sales of capital shares                                   19,634       208,940        45,756       496,252

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class A                                                            1,820        19,542         2,041        22,085
  Class B                                                            1,371        14,711         1,579        17,071
  Class T                                                           42,933       456,705        44,800       480,180
    Total investment income dividends reinvested                    46,124       490,958        48,420       519,336

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
  Class A                                                                9            95           105         1,149
  Class B                                                                8            81            91           998
  Class T                                                              207         2,218         2,343        25,417
    Total distributions from net realized gains reinvested:            224         2,394         2,539        27,564

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                                           (4,061)      (43,548)      (14,496)     (157,303)
  Class B                                                           (1,047)      (11,278)      (15,423)     (166,543)
  Class T                                                          (63,271)     (672,187)     (102,397)   (1,093,102)
    Total redemptions of capital shares outstanding                (68,379)     (727,013)     (132,316)   (1,416,948)
Net decrease in capital shares outstanding                          (2,397) $    (24,721)      (35,601) $   (373,796)
Shares outstanding at beginning of year                          1,327,176                   1,362,777
Shares outstanding at end of year                                1,324,779                   1,327,176

SM&R PRIMARY FUND Year Ended August 31,

                                                                           2005                          2004
                                                              ----------------------------------------------------------
                                                                 SHARES          AMOUNT         SHARES         AMOUNT
                                                              ----------------------------------------------------------
Sales of capital shares                                            713,272    $    710,223      2,094,512   $  2,073,568
Investment income dividends reinvested                             486,077         484,509        203,831        201,793
Redemptions of capital shares outstanding                       (2,313,753)     (2,310,825)    (3,554,816)    (3,519,268)
Net increase (decrease) in capital shares outstanding           (1,114,404)   $ (1,116,093)    (1,256,473)  $ (1,243,907)
Shares outstanding at beginning of year                         26,421,947                     27,678,420
Shares outstanding at end of year                               25,307,543                     26,421,947

SM&R MONEY MARKET FUND Year Ended August 31,

                                                                           2005                           2004
                                                              ------------------------------------------------------------
                                                                 SHARES           AMOUNT         SHARES          AMOUNT
                                                              ------------------------------------------------------------
Sales of capital shares                                        220,001,683   $  220,001,683    232,967,298  $  232,967,298
Investment income dividends reinvested                           1,729,264        1,729,264        450,077         450,077
Redemptions of capital shares outstanding                     (240,042,733)    (240,042,733)  (241,684,944)   (241,684,944)
Net decrease in capital shares outstanding                     (18,311,786)  $  (18,311,786)    (8,267,569) $   (8,267,569)
Shares outstanding at beginning of year                         95,201,534                     103,469,103
Shares outstanding at end of year                               76,889,748                      95,201,534

RECLASSIFICATION OF CAPITAL ACCOUNTS:

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no net effect on net assets or net asset value per share. For the year ended August 31, 2005, each series recorded the following reclassification to the accounts listed below:

                                                          ACCUMULATED NET     ACCUMULATED NET
                                        PAID IN CAPITAL   INVESTMENT LOSS   REALIZED GAIN (LOSS)
                                        ---------------   ---------------   --------------------
Alger Technology Fund                   $       (15,729)  $        15,729   $                  -
Alger Aggressive Growth Fund            $       (16,878)  $        16,878   $                  -
Alger Small Cap Fund                    $                 $        29,779   $            (29,779)
Alger Growth Fund                       $       (16,159)  $        16,159   $                  -
Government Bond Fund                    $                 $           256   $               (256)

                                                   NOTES TO FINANCIAL STATEMENTS

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders: The tax character of distributions paid during the following years ended August 31:

ALGER SMALL-CAP

                                                         2005           2004
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
  Ordinary income                                               -              -
  Long-term capital gain                             $     26,456              -
                                                     ---------------------------
                                                     $     26,456              -
                                                     ===========================
CLASS B
Distributions paid from:
  Ordinary income                                               -              -
  Long-term capital gain                             $     12,091              -
                                                     ---------------------------
                                                     $     12,091              -
                                                     ===========================

SM&R GROWTH FUND

                                                         2005           2004
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
  Ordinary income                                    $     65,264   $     30,045
  Long-term capital gain                                        -              -
                                                     ---------------------------
                                                     $     65,264   $     30,045
                                                     ===========================
CLASS B
Distributions paid from:
  Ordinary income                                    $     24,873   $      5,732
  Long-term capital gain                                        -              -
                                                     ---------------------------
                                                     $     24,873   $      5,732
                                                     ===========================
CLASS T
Distributions paid from:
  Ordinary income                                    $  1,228,147   $    720,998
  Long-term capital gain                                        -              -
                                                     ---------------------------
                                                     $  1,228,147   $    720,998
                                                     ===========================

SM&R EQUITY INCOME FUND

                                                         2005           2004
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
  Ordinary income                                    $    147,054   $     92,552
  Long-term capital gain                                  194,102              -
                                                     ---------------------------
                                                     $    341,156   $     92,552
                                                     ===========================
CLASS B
Distributions paid from:
  Ordinary income                                    $     97,366   $     60,397
  Long-term capital gain                             $    179,300              -
                                                     ---------------------------
                                                     $    276,666   $     60,397
                                                     ===========================
CLASS T
Distributions paid from:
  Ordinary income                                    $  1,611,802   $  1,247,477
  Long-term capital gain                                2,210,425              -
                                                     ---------------------------
                                                     $  3,822,227   $  1,247,477
                                                     ===========================

SM&R BALANCED FUND

                                                         2005           2004
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
  Ordinary income                                    $    103,785   $     68,108
  Long-term capital gain                                    6,983         45,377
                                                     ---------------------------
                                                     $    110,768   $    113,485
                                                     ===========================
CLASS B
Distributions paid from:
  Ordinary income                                    $     50,545   $     35,072
  Long-term capital gain                                    4,508         30,287
                                                     ---------------------------
                                                     $     55,053   $     65,359
                                                     ===========================
CLASS T
Distributions paid from:
  Ordinary income                                    $    467,355   $    365,311
  Long-term capital gain                                   32,657        264,673
                                                     ---------------------------
                                                     $    500,012   $    629,984
                                                     ===========================

SM&R GOVERNMENT BOND FUND

                                                         2005           2004
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
  Ordinary income                                    $     24,908   $     28,389
  Long-term capital gain                                      579         23,324
                                                     ---------------------------
                                                     $     25,487   $     51,713
                                                     ===========================
CLASS B
Distributions paid from:
  Ordinary income                                    $     20,641   $     29,374
  Long-term capital gain                                      620         31,759
                                                     ---------------------------
                                                     $     21,261   $     61,133
                                                     ===========================
CLASS T
Distributions paid from:
  Ordinary income                                    $    660,768   $    739,715
  Long-term capital gain                                   15,913        619,475
                                                     ---------------------------
                                                     $    676,681   $  1,359,190
                                                     ===========================

SM&R TAX FREE FUND

                                                         2005           2004
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
  Exempted interest dividends                        $     18,007   $     20,893
  Ordinary income                                           1,535          1,193
  Long-term capital gain                                       95          1,149
                                                     ---------------------------
                                                     $     19,637   $     23,235
                                                     ===========================
CLASS B
Distributions paid from:
  Exempted interest dividends                        $     15,714   $     18,515
  Ordinary income                                           1,348          1,057
  Long-term capital gain                                       94          1,146
                                                     ---------------------------
                                                     $     17,156   $     20,718
                                                     ===========================
CLASS T
Distributions paid from:
  Exempted interest dividends                        $    445,596   $    483,178
  Ordinary income                                          37,974         27,717
  Long-term capital gain                                    2,336         26,744
                                                     ---------------------------
                                                     $    485,906   $    537,639
                                                     ===========================

SM&R PRIMARY FUND

Distributions paid from:
  Ordinary income                                    $    511,536   $    222,772
                                                     ---------------------------
                                                     $    511,536   $    222,772
                                                     ===========================

SM&R MONEY MARKET FUND

Distributions paid from:
  Ordinary income                                    $  1,828,191   $    483,068
                                                     ---------------------------
                                                     $  1,828,191   $    483,068
                                                     ===========================

Tax Components of Net Assets: As of August 31, 2005, the components of net assets on a tax basis were as follows:

ALGER TECHNOLOGY FUND
Unrealized appreciation of investments                           $       158,992
Capital loss carryforward                                               (270,964)
Paid-in-capital                                                        1,245,889
   NET ASSETS                                                    $     1,133,917

ALGER AGGRESSIVE GROWTH FUND
Unrealized appreciation of investments                                   245,504
Capital loss carryforward                                               (110,202)
Paid-in-capital                                                        1,962,686
   NET ASSETS                                                    $     2,097,988

ALGER SMALL-CAP FUND
Undistributed ordinary income                                    $        81,092
Unrealized appreciation of investments                                   312,832
Undistributed capital gains                                               79,462
Paid-in-capital                                                        1,524,975
   NET ASSETS                                                    $     1,998,361

ALGER GROWTH FUND
Unrealized appreciation of investments                           $       204,937
Capital loss carryforward                                                (62,633)
Paid-in-capital                                                        2,817,103
   NET ASSETS                                                    $     2,959,407

GROWTH FUND
Undistributed ordinary income                                    $       171,424
Unrealized appreciation of investment                                 25,870,441
Capital loss carryforward                                            (17,689,871)
Paid-in-capital                                                      102,900,887
   NET ASSETS                                                    $   111,252,881

EQUITY INCOME FUND
Undistributed ordinary income                                    $       304,338
Unrealized appreciation of investments                                17,427,350
Undistributed capital gains                                            8,101,747
Paid-in-capital                                                       86,743,139
   NET ASSETS                                                    $   112,576,574

BALANCED FUND
Undistributed ordinary income                                    $       122,353
Unrealized appreciation of investments                                 3,976,986
Undistributed capital gains                                            1,199,066
Paid-in-capital                                                       25,624,452
   NET ASSETS                                                    $    30,922,857

GOVERNMENT BOND FUND
Post-October capital loss deferral                               $      (177,508)
Undistributed ordinary income                                                522
Unrealized appreciation of investments                                    57,288
Capital loss carryforward                                                   (140)
Paid-in-capital                                                       29,005,874
   NET ASSETS                                                    $    28,886,036

TAX FREE FUND
Undistributed ordinary income                                    $         1,100
Unrealized appreciation of investments                                   575,943
Paid-in-capital                                                       13,482,282
   NET ASSETS                                                    $    14,059,325

PRIMARY FUND
Unrealized appreciation of investments                           $        74,527
Capital loss carryforward                                               (141,340)
Paid-in-capital                                                       25,311,906
   NET ASSETS                                                    $    25,245,093

Under the current tax law, capital losses realized after October 31st, prior to the funds' fiscal year end may be deferred as occurring on the first day of the following fiscal year.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website, beginning with the November 30, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC's Public
Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 1-800-231-4639.

                                                   NOTES TO FINANCIAL STATEMENTS

SM&R REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


        To the Shareholders and Board of Directors
        SM&R Investments, Inc.
        League City, Texas

        We have audited the accompanying statements of assets and liabilities of SM&R Investments, Inc. comprising of SM&R Alger Technology Fund, SM&R Alger Aggressive Growth Fund, SM&R Small-Cap Fund, SM&R Alger Growth Fund, SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund, including the schedule of investments, as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (with respect to Growth, Equity Income and Balanced Funds for the year ended December 31, 2000, for the period January 1, 2001 to August 31, 2001 and for the four years in the period ended August 31, 2005). These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of each Fund comprising SM&R Investments, Inc. as of August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (with respect to Growth, Equity Income and Balanced Funds for the year ended December 31, 2000, for the period January 1, 2001 to August 31, 2001 and for the four years in the period ended August 31, 2005), in conformity with accounting principles generally accepted in the United States of America.

        Tait, Weller & Baker LLP
        Philadelphia, Pennsylvania
        September 16, 2005

Information pertaining to the Directors of the fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling
(800) 231-4639.

                                                        INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                TERM OF OFFICE                                  NUMBER OF PORTFOLIOS
                                               POSITION(S) HELD   AND LENGTH   PRINCIPAL OCCUPATIONS(S) DURING     IN FUND COMPLEX
NAME & AGE                       ADDRESS          WITH FUND     OF TIME SERVED           PAST 5 YEARS           OVERSEEN BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT DIRECTORS

Edwin K. Nolan          2450 South Shore Blvd. Director         Indefinite     - Investor and Attorney,                  19*
Age 62                  League City, TX 77573  Nominating       Since 11/97      Law Offices, Edwin K. Nolan,
                                               Committee        Indefinite       P.C.
                                               Audit Committee  Since 11/00    - Director/Owner of Canyon Lake
                                                                Indefinite       Aviation, Inc.
                                                                Since 11/03    - Director of Hancock Mini Mart,
                                                                                 Inc.

Robert V. Shattuck      2450 South Shore Blvd. Director         Indefinite     - Attorney, Law Offices,                  19*
Age 63                  League City, TX 77573  Nominating       Since 11/97      Robert V. Shattuck, Jr.
                                               Committee        Indefinite
                                                                Since 11/00

Donald P. Stevens       2450 South Shore Blvd. Director         Indefinite     - Assistant to the President for          19*
Age 59                  League City, TX 77573  Nominating       Since 9/00       Governmental Relations of the
                                               Committee        Indefinite       University of Texas Medical
                                                                Since 11/00      Branch, Galveston, TX
                                                                               - Vice President and Director,
                                                                                 Jamail Galveston Foundation (a
                                                                                 family charitable foundation)

Steven H. Stubbs        2450 South Shore Blvd. Director         Indefinite     - President and Director of               19*
Age 65                  League City, TX 77573  Audit Committee  Since 9/00       Dancing Rabbit Press, Inc.
                                               Chairman         Indefinite       (a publishing company)
                                                                Since 8/03     - Director, Neshoba County
                                                                                 Public Library

                                                       INTERESTED DIRECTORS

Michael W. McCroskey(1) 2450 South Shore Blvd. President &      Indefinite     - President, CEO, Director and            19*
Age 62                  League City, TX 77573  Director         Since 8/94       member of Executive Committee
                                                                                 of Securities Management and
                                                                                 Research, Inc. (SM&R)^
                                                                               - Executive Vice President and
                                                                                 Treasurer of American National
                                                                                 Insurance Company
                                                                               - Director and President of
                                                                                 ANREM Corporation (real estate
                                                                                 management company)^
                                                                               - President and Director of
                                                                                 ANTAC Corporation (real estate
                                                                                 management company)^
                                                                               - Director of Comprehensive
                                                                                 Investment Services, Inc.
                                                                                 (investment services company)^
                                                                               - Vice President of Garden State
                                                                                 Life Insurance Company^
                                                                               - Vice President of American
                                                                                 National Property & Casualty
                                                                                 Company^
                                                                               - Vice President of Standard
                                                                                 Life & Accident Insurance
                                                                                 Company^
                                                                               - Vice President of Pacific
                                                                                 Property and Casualty Company^
                                                                               - Assistant Secretary of
                                                                                 American National General
                                                                                 Insurance Company^
                                                                               - Assistant Secretary of
                                                                                 American National Life
                                                                                 Insurance Company of Texas^
                                                                               - Vice President of Farm Family
                                                                                 Life Insurance Company^
                                                                               - Vice President of Farm Family
                                                                                 Casualty Insurance Company^
                                                                               - Vice President of United Farm
                                                                                 Family Insurance Company^

Lea McLeod Matthews(2)  2450 South Shore Blvd. Director         Indefinite     - Psychology Intern, Vanderbilt           19*
Age 43                  League City, TX 77573                   Since 8/94       University Medical Center,
                                                                                 Division of Adult Psychiatry
                                                                                 8/05-present
                                                                               - Communications Specialist National
                                                                                 Western Life Insurance Company
                                                                                 5/02 8/05
                                                                               - Director of Garden State Life
                                                                                 Insurance Company^
                                                                               - Senior Communications
                                                                                 Specialist, Texas Guaranteed
                                                                                 Student Loan Corporation
                                                                                 1/01-5/02
                                                                               - Internal Publications Manager,
                                                                                 Tivoli Software 4/00-1/01
                                                                               - Communications Consultant,
                                                                                 Texas Association of School
                                                                                 Boards 8/99-4/00
                                                                               - Technical Writer/Publications
                                                                                 Editor, National Western Life
                                                                                 Insurance Company 1/92-8/99

Ann McLeod Moody(3,2)   2450 South Shore Blvd. Director         Indefinite     - Housewife, Personal                     19*
Age 68                  League City, TX 7757                    Since 11/97      Investments
                                                                               - Director of Moody Gardens,
                                                                                 Inc. (a charitable
                                                                                 organization)

Jamie G. Williams(4)    2450 South Shore Blvd. Director         Indefinite     - Regional Grants Director,               19*
Age 59                  League City, TX 77573                   Since 11/97      The Moody Foundation (a
                                                                                 charitable foundation)
                                                                               - Academic Language Therapist
                                                                                 and Educational Consultant
                                                                               - President's Advisory Council,
                                                                                 Dallas Center for Performing
                                                                                 Arts Foundation (an
                                                                                 organization that supports the
                                                                                 arts in Dallas, TX area)

                                                              OFFICERS

Michael W. McCroskey    2450 South Shore Blvd. President &      Indefinite     - SEE INTERESTED DIRECTOR                 19
Age 62                  League City, TX 77573  Director |       Since 8/94       TABLE ABOVE

Brenda T. Koelemay      2450 South Shore Blvd. Vice President & Indefinite     - Vice President & Treasurer              19
Age 50                  League City, TX 77573  Treasurer |      Since 7/92       of SM&R

Teresa E. Axelson       2450 South Shore Blvd. Vice President & Indefinite     - Vice President & Secretary of           19
Age 56                  League City, TX 77573  Secretary |      Since 5/83       SM&R

Debbie Hankins          2450 South Shore Blvd. Chief Compliance Indefinite     - Manager & Supervisor,                   19
Age 49                  League City, TX 77573  Officer |        Since 10/04      Financial Reporting of SM&R
                                                                                 and Assistant Treasurer

INTERESTED DIRECTOR RELATIONSHIP

(1) Mr. McCroskey serves as an officer and director of SM&R, the fund's investment advisor. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.7% of the outstanding common shares of American National, and he serves as Chairman of the Board, President, and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.8% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts. Ms. Matthews is the daughter of Fund director Ann McLeod Moody.

(3) Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above. Ms. Moody is the mother of Fund director Lea McLeod Matthews.

(4) Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.7% of American National, the parent of SM&R.

FOOT NOTES

* Also a Director of American National Investment Accounts, Inc., another investment company advised by SM&R, which has 11 portfolios.

^    Under control of American National.

| Positions also held with American National Investment Accounts, Inc., another investment company advised by SM&R.

                                                                       DIRECTORS

                                                             Lea McLeod Matthews
                                                            Michael W. McCroskey
                                                                Ann McLeod Moody
                                                                  Edwin K. Nolan
                                                         Robert V. Shattuck, Jr.
                                                               Donald P. Stevens
                                                                Steven H. Stubbs
                                                               Jamie G. Williams

                                                                        OFFICERS
                                                 Michael W. McCroskey, President
                                Brenda T. Koelemay, Vice President and Treasurer
                                 Teresa E. Axelson, Vice President and Secretary
                                     Debbie L. Hankins, Chief Compliance Officer

                                                  INVESTMENT ADVISOR AND MANAGER
                                        Securities Management and Research, Inc.
                                         P.O. Box 58969 - Houston, TX 77258-8969

                                                                       CUSTODIAN
                                        Securities Management and Research, Inc.
                                         P.O. Box 58969 - Houston, TX 77258-8969

                                                                   LEGAL COUNSEL
                                                     Greer, Herz & Adams, L.L.P.
                                        One Moody Plaza - Galveston, Texas 77550

                                                UNDERWRITER AND REDEMPTION AGENT
                                        Securities Management and Research, Inc.
                                         P.O. Box 58969 - Houston, TX 77258-8969

                                                   TRANSFER AGENT, REGISTRAR AND
                                                           DIVIDEND PAYING AGENT
                                        Securities Management and Research, Inc.
                                         P.O. Box 58969 - Houston, TX 77258-8969

                                               REGISTERED PUBLIC ACCOUNTING FIRM
                                                            Tait, Weller & Baker
                                                  1818 Market Street, Suite 2400
                                                          Philadelphia, PA 19103

                                                                   FUNDS LISTING

[SM&R ALGER LOGO]

                                                      SM&R Alger Technology Fund
                                               SM&R Alger Aggressive Growth Fund
                                                       SM&R Alger Small-Cap Fund
                                                          SM&R Alger Growth Fund
                                                                SM&R Growth Fund
                                                         SM&R Equity Income Fund
                                                              SM&R Balanced Fund
                                                       SM&R Government Bond Fund
                                                              SM&R Tax Free Fund
                                                               SM&R Primary Fund
                                                          SM&R Money Market Fund

                                                                 HOW TO REACH US

                                                 Investor Services: 800.231.4639
                                  Fund Quotes and Investor Hotline: 877.239.2049
                                               Sales and Marketing: 800.526.8346
                                           To Request a Prospectus: 800.231.4639

10/05 9202                               Visit our website at: www.smrinvest.com


                                        Securities Management and Research, Inc.
                                       Manager & Distributor / Member NASD, SIPC
                                               2450 South Shore Blvd., Suite 400
                                           League City, TX 77573 - 281.334.2469.

Item 2	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the
		registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the Code).

	(b)	For purposes of this Item, the term code of ethics means
		written standards that are reasonably designed to deter wrong-dong and to promote:

		(1)	Honest and ethical conduct, including the ethical
			handling of actual or apparent conflicts of interest between personal and professional relationships;

		(2)	Full, fair, accurate, timely, and understandable
			disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules,
			and regulations;

		(4)	The prompt internal reporting of violations of the Code
			to an appropriate person or persons identified in the Code; and

		(5)	Accountability for adherence to the Code.

	(c)	There were no amendments to the Code during the perid covered
		by the report.

	(d)	The registrant did not grant any waivers, including implicit
		waivers, from any provisions of the Code to the principal executive
		officer, principal financial officer, principal accounting officer
		or controller, or persons performing similar functions during the
		period covered by this report.

	(e)	Not applicable

	(f)	See item 12 (a) (1) regarding the filing of the Code of Ethics for
		Principal Executive and Principal Financial Officers of SM&R
		Investments, Inc.

Item 3	Audit Committee Financial Expert.

	(a)	The Board of Directors has determined that the registrant has at
		least one Audit committee financial expert serving on its Audit
		Committee.

	(b)	The Audit Committee financial expert is Seven H. Stubbs. Mr. Stubbs
		is "independent" within the meaning of that term used in Form N-CSR.

Item 4	Principal Accountant Fees and Services.

	(a)	Audit fees for SM&R Investments, Inc. totaled approximately $79,000
		in 2005 and approximately $76,800 in 2004, including fees associated
		with the annual audit and filings of the Portfolios Form N-1A and
		Form N-SAR.

	(b)	None

	(c)	Fees for tax services to SM&R Investments, Inc., including tax
		compliance, tax advice and tax planning, totaled approximately $8,250 in 2005 and $8,250 in 2004.

	(d)	None

	(e)	(1)	The registrants audit committee has adopted policies and
			procedures that require the audit committee to pre-approve
			all audit and non-audit services provided to the registrant
			by the principal accountant.

		(2)	All of the services described in paragraphs (b) through (d)
			of Item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrants
		financial statements for the most recent fiscal year-end were performed by the principal accountants full-time, permanent employees.

	(g)	None

	(h)	The registrants independent auditor did not provide any non-audit
		services to the registrants investment adviser or any entity
		controlling, controlled by or controlled with the registrants
		investment adviser that provides ongoing services to the registrant.

Item 5	Audit Committee of Listed Registrants.

	Not applicable

Item 6	Schedule of Investments.

	The Schedule of Investments is filed under Item 1 of this form.

Item 7	Disclosure of Proxy Voting Policies and Procedures for Closed-end
	Management Investment Companies.

	Not applicable

Item 8	Portfolio Managers of Closed-end Management Investment Companies.

	Not applicable

Item 9	Purchases of Equity Securities by Closed-end Management Investment
	Company and Affiliated Purchasers.

	Not applicable

Item 10	Submission of Matters to a Vote of Security Holders.

	There have been no material changes to the procedures by which shareholders
	may recommend nominees to the registrants board of directors during this
	period.

Item 11	Controls and Procedures.

	(a)	As of October 28, 2005, an evaluation was performed under the
		supervision and with the participation of the officers of SM&R Investments, Inc. (the "Company"), including the Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO"), of the effectiveness of the Company's disclosure controls and procedures. Based on that evaluation, the officers, including the CEO and CFO, conclude that, as of October 28, 2005, the Company's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the Company is made known to the CEO and CFO.

	(b)	There have been no significant changes in the Company's internal
		controls or in other factors that could significantly affect these
		controls subsequent to the date of their evaluation and until the
		filing of this report, including any corrective actions with regard
		to significant deficiencies and material weaknesses.

Item 12	Exhibits.

	(a) 	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and
			attached hereto.

		(2)	Certifications pursuant to Rule 30a-2(a) under the
			Investment Act of 1940 are filed and attached hereto.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
		2002 are filed and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SM&R Investments, Inc.

By:	\S\ Michael W. McCroskey
	-------------------------------------
	Principal Executive Officer

Date:  November 8, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registant and in the capacities and on the dates indicated.

By:	\S\ Michael W. McCroskey
	-------------------------------------
	Principal Executive Officer

Date:  November 8, 2005



By:	\S\ Brenda T. Koelemay
	-------------------------------------
	Principal Financial Officer

Date:  November 8, 2005